UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-07447

                             Virtus Insight Trust

(Exact name of registrant as specified in charter)

101 Munson Street

                         Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                                 Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 243-1574

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

EQUITY FUND

Virtus Emerging Markets Opportunities Fund*

FIXED INCOME FUNDS

Virtus High Yield Income Fund

Virtus Low Duration Income Fund*

Virtus Tax-Exempt Bond Fund

MONEY MARKET FUNDS

Virtus Insight Government Money Market Fund

Virtus Insight Money Market Fund

Virtus Insight Tax-Exempt Money Market Fund

* Prospectus Supplements applicable to these Funds appear at the back of this annual report.

December 31, 2012 TRUST NAME: VIRTUS INSIGHT TRUST

Not FDIC Insured No Bank Guarantee May Lose Value

Message to Shareholders		1
Key Investment Terms		2
Disclosure of Fund Expenses		4

Fund	Fund Summary	Schedule of Investments

Virtus Emerging Markets Opportunities Fund (“Emerging Markets Opportunities Fund”)	6	21
Virtus High Yield Income Fund (“High Yield Income Fund”)	9	23
Virtus Low Duration Income Fund (“Low Duration Income Fund”)	11	29
Virtus Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”)	13	34
Virtus Insight Government Money Market Fund (“Insight Government Money Market Fund”)	15	38
Virtus Insight Money Market Fund (“Insight Money Market Fund”)	17	39
Virtus Insight Tax-Exempt Money Market Fund (“Insight Tax-Exempt Money Market Fund”)	19	41
Statements of Assets and Liabilities		44
Statements of Operations		46
Statements of Changes in Net Assets		48
Financial Highlights		50
Notes to Financial Statements		54
Report of Independent Registered Public Accounting Firm		65
Tax Information Notice		66
Consideration of Advisory and Sub-Advisory Agreements by The Board of Trustees		67
Fund Management Tables		71
Results of Shareholder Meetings		73

Proxy Voting Procedures and Voting Record (Form N-PX)

The adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the funds under the Virtus Insight Trust unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

Investors were subject to the vagaries of the financial markets over the annual reporting period. Markets gained momentum throughout the first quarter of 2012, slid backwards in the second quarter, and then rebounded in the second half of the year to end 2012 in positive territory.

An extended rally helped equity and fixed income markets produce respectable returns for the year ended December 31, 2012. U.S. equities, as measured by the S&P 500® Index, gained an impressive 16.00 percent, slightly behind international equities, which rose 16.13 percent, as represented by the MSCI All Country World Index (net). U.S. fixed income markets rose 4.22 percent for the year, as measured by the Barclays Capital U.S. Aggregate Bond Index. A consistent “flight to quality” among global investors kept demand high for the 10-year U.S. Treasury and its yield low, which ended the year at just 1.76 percent.

Entering 2013, questions remain about the ability of the United States, Europe, and China to maintain market momentum. While a plunge over the “fiscal cliff” was averted at year-end, the onus is still on the U.S. government to get the country on strong fiscal footing and on corporations to produce robust earnings, in particular strong revenue growth, which will play a pivotal role in determining future market direction.

Market uncertainty is a timely reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified.

Thank you for entrusting Virtus with your assets. Should you have any questions or require support, please contact customer service at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

February 2013

KEY INVESTMENT TERMS

ADR (American Depositary Receipt)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

Barclays Capital U.S. Intermediate Government/Credit Bond Index

The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

Barclays Capital U.S. Municipal Bond Index

The Barclays Capital U.S. Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market. The index is calculated on a total return basis.

Brent Oil Price

A global price benchmark for Atlantic basin crude oils.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross Domestic Product (GDP)

An important measure of a country’s economic performance, GDP is the total market value of all final goods and services produced in a country during any quarter or year.

High Yield Income Linked Benchmark

Consists of the Bank of America - Merrill Lynch U.S. High Yield Master II Constrained Index, a capitalization-weighted index which measures the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Total index allocation to an individual issuer is limited to 2%. Performance of the High Yield Income Linked Benchmark prior to 5/18/2010 is that of the Barclays Capital U.S. High Yield 2% Issuer Capped Bond Index, a market capitalization-weighted index which measures the total return on fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No issuer accounts for more than 2% of market cap. The index is calculated on a total return basis, is unmanaged and not available for direct investment.

MSCI AC World Index (Net)

The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested.

MSCI Emerging Markets Index (NET)

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index designed to measure equity market performance in 21 emerging market countries. The index is calculated on a total return basis with net dividends reinvested.

PIK (Payment-in-Kind Security)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing (QE)

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

KEY INVESTMENT TERMS (Continued)

REIT (Real Estate Investment Trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

Repurchase Agreement – “Repo”

An agreement between a buyer and a seller, usually of U.S. government securities, whereby the seller agrees to repurchase the securities at an agreed upon price and, usually, a stated time. Repurchase agreements are considered loans under the Investment Company Act of 1940, as amended.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.

Transaction Account Guarantee Program

A program established under the Dodd-Frank Wall Street Reform and Consumer Protection Acts to provide temporary unlimited deposit insurance coverage for non-interest-bearing transaction accounts at all FDIC-insured depository institutions from December 31, 2010 through December 31, 2012.

U.S. Federal Funds Effective Rate

The Federal funds effective rate for a given time period is the weighted average of the rates that U.S. banks negotiated between each other to pay for borrowing funds during that period.

When-issued and delayed delivery transactions

Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

VIRTUS INSIGHT TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of July 1, 2012 to December 31, 2012

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Fund (each a “Fund”) of Virtus Insight Trust (the “Trust”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class I shares and Class A shares of the Money Market Funds are sold without sales charges. These expense examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These expense examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates a Fund’s costs in two ways.

Actual Expenses

This section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

This section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, this section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During Period*
Emerging Markets Opportunities Fund
Actual
Class I	$1,000.00	$1,102.80	1.34%	$7.08
Class A	1,000.00	1,101.50	1.59	8.40
Class C	1,000.00	1,096.90	2.34	12.33
Hypothetical (5% return before expenses)
Class I	1,000.00	1,018.32	1.34	6.82
Class A	1,000.00	1,017.05	1.59	8.09
Class C	1,000.00	1,013.23	2.34	11.91
High Yield Income Fund
Actual
Class I	$1,000.00	$1,065.50	0.79%	$4.10
Class A	1,000.00	1,064.00	1.04	5.40
Class C	1,000.00	1,059.20	1.79	9.27
Hypothetical (5% return before expenses)
Class I	1,000.00	1,021.12	0.79	4.02
Class A	1,000.00	1,019.85	1.04	5.29
Class C	1,000.00	1,016.03	1.79	9.11
Low Duration Income Fund
Actual
Class I	$1,000.00	$1,037.00	0.67%	$3.43
Class A	1,000.00	1,034.70	0.92	4.71
Class C	1,000.00	1,031.70	1.67	8.53
Hypothetical (5% return before expenses)
Class I	1,000.00	1,021.73	0.67	3.41
Class A	1,000.00	1,020.46	0.92	4.68
Class C	1,000.00	1,016.64	1.67	8.50
Tax-Exempt Bond Fund
Actual
Class I	$1,000.00	$1,032.40	0.61%	$3.12
Class A	1,000.00	1,031.10	0.86	4.39
Class C	1,000.00	1,027.20	1.61	8.20
Hypothetical (5% return before expenses)
Class I	1,000.00	1,022.03	0.61	3.11
Class A	1,000.00	1,020.76	0.86	4.38
Class C	1,000.00	1,016.94	1.61	8.20
Insight Government Money Market Fund
Actual
Class I	$1,000.00	$1,000.10	0.16%	$0.80
Class A	1,000.00	1,000.10	0.16	0.80
Hypothetical (5% return before expenses)
Class I	1,000.00	1,024.33	0.16	0.81
Class A	1,000.00	1,024.33	0.16	0.81
Insight Money Market Fund
Actual
Class I	$1,000.00	$1,000.10	0.20%	$1.01
Class A	1,000.00	1,000.10	0.22	1.11
Hypothetical (5% return before expenses)
Class I	1,000.00	1,024.12	0.20	1.02
Class A	1,000.00	1,024.02	0.22	1.12

VIRTUS INSIGHT TRUST

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of July 1, 2012 to December 31, 2012

Expense Table
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During Period*
Insight Tax-Exempt Money Market Fund
Actual
Class I	$1,000.00	$1,000.10	0.14%	$0.70
Class A	1,000.00	1,000.10	0.14	0.70
Hypothetical (5% return before expenses)
Class I	1,000.00	1,024.43	0.14	0.71
Class A	1,000.00	1,024.43	0.14	0.71

*	Expenses are equal to the Funds’ annualized expense ratio which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 366 days to reflect the one-half year period.

The Funds may invest in other funds. The annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the current prospectus for your Fund(s).

EQUITY FUNDS Emerging Markets Opportunities Fund	Ticker Symbols: I Share: HIEMX A Share: HEMZX C Share: PICEX

¢	The Fund is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will achieve its objective.

¢	For the fiscal year ended December 31, 2012, the Fund’s Class I shares returned 19.88%, Class A shares returned 19.62% and Class C shares returned 18.66%. For the same period, the S&P 500® Index, a broad-based equity index, returned 16.00% and the MSCI Emerging Markets Index (Net), which is the Fund’s style-specific benchmark appropriate for comparison, returned 18.22%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	2012 saw some major economic developments across the global emerging markets, many of which appear negative at first glance. The more dramatic changes included the sharp slowdown of growth in Brazil, violent strikes for higher pay in South Africa, and a dramatic lead to an ultimately stable change of leadership in China.

In addition the democratic return to power of the Institutional Revolutionary Party (PRI) in Mexico appears to have led to a consensus among the country’s major political parties on a number of much needed changes, an unexpected positive development.

¢	Across the Middle East, a number of molds were broken and populations there are staring into an uncertain future. In financial terms, the primary new risk we see from turbulence in the Middle East is to oil supply. This has been largely offset by a concurrent revolution, an economic one, of energy released from shale. Significant increases in shale oil and gas production, along with weaker demand for energy in developed markets and an accommodating Saudi Arabia, kept the Brent reference oil price relatively stable and supported the fledgling U.S. economic recovery.

¢	In India, where governments traditionally struggle to generate positive headlines in a noisy democracy filled with vested interests, gross domestic product (GDP) continued to grow solidly by around 5% year-on-year in real terms. The government of Manmohan Singh picked up its forward-looking work load in 2012 and made a serious effort to introduce much needed reforms to drive the country to a new phase of development. In our view, the attempt to open the retail sector to majority-owned foreign investors should lead to the restructuring of India’s inefficient logistics infrastructure, in particular, the creation of a broad cold chain leading from field to supermarket. Temperature-controlled supply chains hardly exist at all in India at present and this results in a significant proportion of the country’s food produce literally rotting.

The solid re-election of Narendra Modi as Chief Minister of the business-friendly west coast state of Gujarat delivered a strong message to politicians across the country: deliver growth and you will be rewarded. Under Modi’s direction, the state of Gujarat’s GDP growth has exceeded that of the country for eight of the last 10 years. As a result, the state, which has just 5% of India’s population, generated 18% of the country’s output by value and 22% of its total exports in 2010.

¢	Russia’s new again President, Vladimir Putin, launched an investor charm offensive. The jury is still out, in our view.

¢	In Brazil, the sudden change of operating framework for banks and electric utilities caught the market by surprise as the Dilma government attempted to support the economy by reducing the “Brazil costs” for businesses within the country. In our opinion, slowing economic growth across emerging countries has led to increased risk of abrupt regulation change and moral suasion from regulators in a number of countries and sectors.

¢	The Chinese Renminbi continued to rise against the U.S. dollar and other currencies. The Renminbi’s 1% increase against the dollar during the last year has led to a cumulative 15% rise over the past five years. This has provided a strong benefit to exporters from competitor nations, such as Mexico, which have been further helped by US$100-plus oil and transport costs that work against the Asia-to-Americas trade flow. Within China, the pressure on margins created by currency strength was exacerbated by the relentless rise in salaries, particularly on the coasts.

China is not the only emerging country affected by increasing wages. But the flip side of higher incomes in emerging countries is that consumer spending, a significant secular growth driver, has remained on track. Consumer income across emerging markets has continued to rise well ahead of inflation during the last year. Furthermore, “formal” job markets of the major emerging markets continued to grow. We anticipate consumer spending, supported by the availability of credit to millions of families for the first time, will underwrite solid and long-term growth opportunities for well-managed franchises across a variety of industries, including Consumer Staples, Consumer Discretionary and Banking.

¢	The U.S. and the U.K. continued to print money, and the Europeans joined in, helping stabilize developed market demand for now.

What factors affected the Fund’s performance during its fiscal year?

¢	The Consumer Staples and Energy sectors were the top-performing sectors to the Fund’s relative performance during the fiscal year. Our overweight to Consumer Staples and underweight to Energy helped performance. Stock selection in both sectors was also beneficial during the period.

¢	The Fund’s stock selection in the Information Technology and Utilities sectors detracted from relative performance during the year.

¢	Stock selection in India and Brazil contributed positively to Fund performance for the year.

¢	The Fund’s stock selection in China negatively impacted performance during the period. Our underweight exposure to Turkey also hurt performance, as the sector outperformed the overall benchmark.

¢	ITC, SABMiller, HDFC Bank, FEMSA and Housing Development Finance helped absolute performance during the year.

¢	HDFC Bank, ITC, Petroleo Brasileiro*, SABMiller and FEMSA helped relative performance during the year.

¢	Baidu, CEMIG, Gudang Garam, Genting and AES Tiete detracted from absolute performance during the year.

¢	Samsung Electronics*, Baidu, Gudang Garam, CEMIG and British American Tobacco detracted from relative performance during the year.

*	This company was not held in the portfolio. When a company that comprises a significant portion of the benchmark index makes a significant gain or loss during a quarter, it can affect the relative performance of the portfolio significantly.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

EQUITY FUNDS

Emerging Markets Opportunities Fund (Continued)

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at December 31, 2012.
Consumer Staples	42%
Financials	25
Consumer Discretionary	8
Materials	5
Information Technology	4
Utilities	4
Health Care	2
Other (includes short-term investments)	10

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

EQUITY FUNDS

Emerging Markets Opportunities Fund (Continued)

Average Annual Total Returns[1] for periods ended 12/31/12

	1 year	5 years	10 years	Since Inception		Inception Date
Class I Shares	19.88%	3.68%	17.65%	—		—
Class A Shares at NAV[2]	19.62	3.43	17.38	—		—
Class A Shares at POP[3,4]	12.75	2.22	16.69	—		—
Class C Shares at NAV[2] and CDSC[4]	18.66	2.69	—	11.23%		6/26/06
S&P 500® Index	16.00	1.66	7.10	4.26	[5]	—
MSCI Emerging Markets Index (Net)	18.22	–0.92	16.52	9.00	[5]	—
Fund expense ratios[6]: I Shares: Gross 1.42%, Net 1.37%; A Shares 1.62%; C Shares 2.37%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares and all redemptions of Class C shares are 1% within the first year and 0% thereafter.

[5]	The since inception index returns are from the inception date of Class C shares.

[6]	The expense ratios of the Fund, both net and gross are set forth according to the prospectus for the Fund effective May 1, 2012, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expenses: Expenses reduced by a voluntary fee waiver of Class I shares’ shareholder servicing fees, which may be discontinued at any time. Gross Expenses: Do not reflect the effect of voluntary fee waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2002, for Class I and Class A shares including any applicable sales charges or fees. The performance of Class C shares may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

FIXED INCOME FUNDS High Yield Income Fund	Ticker Symbols: I Share: HHYIX A Share: HHYZX C Share: PYHCX

¢	The Fund is diversified and has an investment objective of a high level of total return through a combination of income and capital appreciation. There is no guarantee that the Fund will achieve its objective.

¢	For the fiscal year ended December 31, 2012, the Fund’s Class I shares returned 12.59%, Class A shares returned 12.17% and Class C shares returned 11.37%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 4.22% and the High Yield Income Linked Benchmark, which is the Fund’s style-specific benchmark appropriate for comparison, returned 15.55%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	Given the strength in high yield for much of the year, the lower quality credits led the market, with CCCs rising 19.49%, followed by the Bs and BBs at 14.64% and 13.26% respectively. All the sectors rose in the year, led by Banks & Thrifts (28.78%), Insurance (28.09%) and Homebuilders/Real Estate (24.34%). The laggards were Food & Drug Retail (7.39%), Metals/Mining (7.43%) and Environmental (9.61%).

¢	2012 marked the record for primary volumes, with high yield issuers tabling $365 billion globally. This surpassed previous record from 2010 by 15% and was buoyed by healthy inflows into high yield funds.

¢	Moody’s 12-month trailing default rate (U.S. issuer-based) inched up to 3.2% in 2012, from 2% in 2011. For 2012 , 35 high yield companies have defaulted, affecting a total of $20.6 billion in bonds and loans versus 27 companies and $21.2 billion in debt in 2011.

What factors affected the Fund’s performance during its fiscal year?

¢	Overall, the Fund is positioned to provide a relatively stable return profile through low default experience, high levels of diversification with no out-sized positions and a focus on superior risk adjusted returns. However, in strong years like 2012 when the lower quality bonds outperform higher quality credits, the fund may not participate to the full extent in that upside.

¢	Positioning – during the year, the key contributors to our relative underperformance included:

¢	Positioning in Telecommunications primarily as a result of portfolio’s underweighted exposure to Sprint Nextel. Sprint is one of the largest issuers in high yield universe, the company saw unexpected positive developments and the bonds returned 35% during the year.

¢	Underweight exposure to Banking which was the strongest sector during the quarter returning 28.78%.

¢	Positioning in Technology.

¢	Notable positive contributors to our relative performance included Fund’s positioning in the Utilities and Healthcare sectors.

¢	Credit Quality – The Fund is underweight the riskiest CCC & below rated securities which outperformed the market in 2012.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities. Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at December 31, 2012.
Consumer Discretionary	23%
Energy	17
Industrials	10
Health Care	9
Materials	9
Consumer Staples	7
Telecommunication Services	7
Other (includes short-term investments)	18

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

FIXED INCOME FUNDS

Virtus High Yield Income Fund (Continued)

Average Annual Total Returns[1] for periods ended 12/31/12

	1 year	5 years	10 years	Since Inception	Inception Date
Class I Shares	12.59%	6.55%	7.25%	—	—
Class A Shares at NAV[2]	12.17	6.32	—	6.20%	5/17/04
Class A Shares at POP[3,4]	7.97	5.51	—	5.73	5/17/04
Class C Shares at NAV[2] and CDSC[4]	11.37	5.49	—	5.54	6/26/06
Barclays Capital U.S. Aggregate Bond Index	4.22	5.95	5.18	—[5]	—
High Yield Income Linked Benchmark	15.55	10.27	10.51	—[6]	—
Fund expense ratios[7]: I Shares: Gross 0.87%, Net 0.82%; A Shares 1.07%, C Shares 1.82.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares and all redemptions of Class C shares are 1% within the first year and 0% thereafter.

[5]	The index returned 5.64% for Class A shares and 6.52% for Class C shares since the inception date of each respective share class.

[6]	The index returned 9.24% for Class A shares and 9.56% for Class C shares since the inception date of each respective share class.

[7]	The expense ratios of the Fund, both net and gross are set forth according to the prospectus for the Fund effective May 1, 2012, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expenses: Expenses reduced by a voluntary fee waiver of Class I shares’ shareholder servicing fees, which may be discontinued at any time. Gross Expenses: Do not reflect the effect of voluntary fee waiver. See the financial highlights for more current expense ratios.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2002 in Class I shares. The performance of the other share classes may be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

FIXED INCOME FUNDS Low Duration Income Fund	Ticker Symbols: I Share: HIBIX A Share: HIMZX C Share: PCMZX

¢	The Fund is diversified and has an investment objective of a high level of total return, including a competitive level of current income. There is no guarantee that the Fund will achieve its objective.

¢	For the fiscal year ended December 31, 2012, the Fund’s Class I shares returned 6.40%, Class A shares returned 6.14% and Class C shares returned 5.44%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 4.22% and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which is the Fund’s style-specific benchmark appropriate for comparison, returned 3.89%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	Most spread sectors outperformed U.S. Treasuries during the fiscal year as the overall economic picture remain supportive of fixed income spread sectors, as economic growth is still expected to be positive but subdued enough to likely keep inflation at low levels and keep the Federal Reserve from raising short term interest rates in the immediate future. Spread sectors were also supported by positive credit fundamentals, continued demand for spread product, and the Fed’s announcement of QE3 late in the third quarter of 2012.

¢	Despite the rally, there were periods of volatility during the fiscal year as headwinds still exist. During this time various factors including uncertainty surrounding the impact of the U.S. presidential election and the looming fiscal cliff in the U.S. resulted in periods of weakness. Despite resolution to these issues uncertainty remained surrounding the debt crisis in Europe and overall global growth concerns loomed. Adding to investor concerns was a lack of clarity domestically in the U.S. regarding the debt ceiling negotiations and fears of a slowing economy.

¢	Over the last 12 months yields were unchanged on the short end of the U.S. Treasury curve and lower on the long end and the curve flattened.

What factors affected the Fund’s performance during its fiscal year?

¢	The outperformance of fixed income spread sectors relative to U.S. Treasuries was the key driver of the Fund’s strong performance for the year.

¢	Among fixed income sectors the Fund’s allocation to non-agency residential mortgage backed securities, high quality corporate bonds, and non-agency commercial mortgage backed securities were all significant positive contributors to performance for the fiscal year.

¢	An overweight to financials within the corporate high quality sector benefited performance.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk. Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at December 31, 2012.
Corporate Bonds		32%
Financials	21%
Industrials	5
All Other Sectors	6
Mortgage-Backed Securities		35
Asset-Backed Securities		19
U.S. Government Securities		8
Loan Agreements		3
Other (includes short-term investments)		3

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

FIXED INCOME FUNDS

Low Duration Income Fund (Continued)

Average Annual Total Returns[1] for periods ended 12/31/12

	1 year	5 years	10 years	Since Inception		Inception Date
Class I Shares	6.40%	5.44%	4.44%	—		—
Class A Shares at NAV[2]	6.14	5.18	4.17	—		—
Class A Shares at POP[3,4]	3.75	4.70	3.94	—		—
Class C Shares at NAV[2] and CDSC[4]	5.44	4.41	—	4.54%		6/26/06
Barclays Capital U.S. Aggregate Bond Index	4.22	5.95	5.18	6.52	[5]	—
Barclays Capital U.S. Intermediate Government/Credit Bond Index	3.89	5.18	4.62	5.84	[5]	—
Fund expense ratios[6]: I Shares: Gross 0.93%, Net 0.70%; A Shares: Gross 1.13%, Net 0.95%; C Shares: Gross 1.88%, Net 1.70%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for C shares are 1% in the first year and 0% thereafter. CDSC charges for certain redemptions of Class A shares are 1% within the first year and 0% thereafter.

[5]	The since inception index returns are from inception date of Class C shares.

[6]	The expense ratios of the Fund, both net and gross, are set forth according to the prospectus for the Fund effective May 1, 2012, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expenses: Expenses reduced by a voluntary fee waiver of Class I shares’ shareholder servicing fees, which may be discontinued at any time, and a voluntary fee limitation of total operating expenses, which may be discontinued at any time. Gross Expenses: Do not reflect the effect of voluntary fee waivers and voluntary expense limitations.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2002, for Class I and Class A shares including any applicable sales charges or fees. The performance of Class C shares may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

FIXED INCOME FUNDS Tax-Exempt Bond Fund	Ticker Symbols: I Share: HXBIX A Share: HXBZX C Share: PXCZX

¢	The Fund is diversified and has an investment objective of a high level of current income that is exempt from federal income tax. There is no guarantee that the Fund will achieve its objective.

¢	For the fiscal year ended December 31, 2012, the Fund’s Class I shares returned 7.72%, Class A shares returned 7.45% and Class C shares returned 6.74%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 4.22% and the Barclays Capital U.S. Municipal Bond Index, which is the Fund’s style-specific benchmark appropriate for comparison, returned 6.78%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the Municipal Bond Market perform during the Fund’s fiscal year?

¢	Despite elevated interest rate volatility, credit concerns, municipal bankruptcies, and tax reform, investors, faced with the prospect of higher taxes, continued their demand for municipal bonds. The pursuit of yield, in this generational low interest rate environment, encouraged investors to move lower in quality or consider longer maturing bonds. As a result, the strongest performance occurred in long maturity and lower rated bonds, with below investment grade municipals producing more than 18% total return for the year.

¢	Although headline news surrounding municipalities filing for Chapter 9 bankruptcy is concerning, we need to keep in mind that defaults remain mostly concentrated among non-rated issuers and generally are sector specific. Land secured bonds (borrowings used to finance real estate development projects) are typically not rated at the time of issuance and continue to represent the highest default sector. Avoiding risky sectors is an important strategy to eliminate default risk in portfolios.

¢	Municipal bond issuance levels for the past year were up 30% compared to 2011. Most of that growth was the result of issuers refunding their higher cost debt amid record low yields. As a result, there were extended periods in 2012 when more bonds were removed from the market than were introduced through new issuances. This was due not only to bond maturities, but also to an elevated number of issuers refunding their higher cost debt. Refunding issuance was up 72% in

2012, accounting for more than 60% of last year’s issuance (compared to the historical average of less than 50%). The resulting periods with net negative issuance of municipal bonds aided in strong municipal performance last year.

¢	With the prospect of higher taxes in 2013, demand for tax-exempt income remained strong throughout the year. While the angst of an interest cap on tax-exempt income caused some market trepidation at the end of December, demand has returned so far in 2013. As record demand was a large component of strong municipal performance this past year, investor sentiment towards future tax reform discussions will have to be watched closely.

What factors affected the Fund’s performance?

¢	Relative portfolio performance benefited from exposure to long maturity bonds (specifically 15-20 year maturities), lower rated bonds, discount coupons, and healthcare issues.

¢	Relative portfolio performance was hurt by its exposure to shorter term holdings, bonds with shorter call options and highest quality issues.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. Events negatively impacting a municipal security, or the municipal bond market in general, may cause the Fund to decrease in value. Noncompliant conduct by a municipal bond issuer, or adverse interpretations, could cause interest from a security to become taxable, subjecting shareholders to increased tax liability. A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at December 31, 2012.
Texas	11%
California	9
Illinois	9
New York	8
Colorado	6
Georgia	5
Massachusetts	4
Other (includes short-term investments)	48

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

FIXED INCOME FUNDS

Tax-Exempt Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 12/31/12

	1 year	5 years	10 years	Since Inception		Inception Date
Class I Shares	7.72%	6.51%	5.26%	—		—
Class A Shares at NAV[2]	7.45	6.25	5.00	—		—
Class A Shares at POP[3,4]	4.50	5.66	4.71	—		—
Class C Shares at NAV[2] and CDSC[4]	6.74	5.47	—	5.19%		6/26/06
Barclays Capital U.S. Aggregate Bond Index	4.22	5.95	5.18	6.52	[5]	—
Barclays Capital U.S. Municipal Bond Index	6.78	5.91	5.10	5.78	[5]	—
Fund expense ratios[6]: I Shares: Gross 0.78%, Net 0.60%; A Shares: Gross 0.98%, Net 0.85%; C Shares: Gross 1.73%, Net 1.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares and all redemptions of Class C shares are 1% within the first year and 0% thereafter.

[5]	The since inception index returns are from the inception date of Class C shares.

[6]	The expense ratios of the Fund, both net and gross are set forth according to the prospectus for the Fund effective May 1, 2012, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expenses: Expenses reduced by a voluntary fee waiver of Class I shares’ shareholder servicing fees, which may be discontinued at any time and a voluntary fee limitation of total operating expenses, which may be discontinued at any time. Gross Expenses: Do not reflect the effect of voluntary fee waivers and voluntary expense limitations.

Growth of $10,000For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2002 in Class I and Class A shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

MONEY MARKET FUNDS Insight Government Money Market Fund	Ticker Symbols: I Share: HGCXX A Share: HIGXX

¢	The Fund is diversified and has an investment objective of as high a level of current income from government obligations as is consistent with preservation of capital and liquidity. There is no guarantee that the Fund will achieve its objective.

How did the market perform during the Fund’s fiscal year?

¢	Despite a very contentious U.S. election, continued European woes and the protracted fight on the “fiscal cliff”, the markets experienced a solidly successful year. Corporate bonds, asset-backed and mortgage backed securities were all top performers as spreads continually tightened throughout the year.

¢	The good news in the U.S. was an upward revision to third quarter GDP. The growth, revised up to 3.1%, was accelerated by inventory buildup, robust auto sales, rising consumer confidence and encouraging housing statistics. This followed a weak first-half of 2012 GDP growth rate of under 2%. The Federal Reserve continues to maintain a highly accommodative monetary policy with an expanded QE3 (quantitative easing) program into 2013. They also have adopted forward policy guidance looking at numerical thresholds on unemployment and inflation as opposed to calendar date references to determine future monetary policy shifts.

¢	Improved unemployment data in 2012 showed a decline from 8.5% to 7.8% occurred, but the influence of a historically weak labor force participation rate, static share of the population employed, large number of part-time workers and elevated duration of long term unemployment are concerning the policy makers. Underemployment remains high at 14.4% as well and according to many economists, the economy needs job growth above 200,000 monthly in order to generate more income growth and economic expansion.

¢	Economic data releases over the past few months have provided a picture of moderate economic growth in 2012 with lingering concerns heading into 2013. A stronger third quarter 2012 of 3.1% is projected to have been followed by a fourth quarter GDP number around 1.4%. Recent improvement in big ticket retail sales such as autos, rising housing prices and sales, inventory build-up and government spending are likely to have been more than offset with reduced inventory levels, softer consumer spending, and reduced private sector fixed investment. The “fiscal cliff” was avoided with higher taxes on most segments of the population including payroll taxes and tax rates on the wealthy producing a drag on near term economic growth. Dividends and bonuses were accelerated into 2012, which may have assisted late fourth quarter data but could adversely impact income and tax revenues into early 2013.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fed Funds Effective Rate steadily rose throughout the year, which in turn means the average Repurchase Agreement rate also climbed. The average for 2012 was 0.15-0.17%.

¢	The Fund’s asset total declined by nearly 10% in 2012. The overall decline resulted from a continued “risk-on” mentality in the market which dictated the selling of U.S. Government securities and the shifting into equities and/or higher-yielding bonds.

¢	Fiscal unease and the displayed high volatility with the size of the Fund enhance the desire to maintain an extraordinarily high level of liquidity.

¢	Lower than usual supply of permissible investments drove down yields at year-end.

¢	Significant inflows towards the end of the 4th quarter were prompted by the looming “fiscal cliff” and the expiration of the Transaction Account Guarantee program.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares. Income received from the Fund may vary widely over the short- and long-term. There is risk that a party upon whom the Fund relies to complete a transaction will default. The Fund is neither insured nor guaranteed by any government agency. As the Fund may not be able to maintain a stable net asset value of $1.00, it is possible to lose money in the Fund.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at December 31, 2012.
Federal Agency Securities	62%
Repurchase Agreements	34
Money Market Mutual Funds	4

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

MONEY MARKET FUNDS

Insight Government Money Market Fund (Continued)

Average Annual Total Returns[1] for periods ended 12/31/12

	1 year	5 years	10 years
Class I Shares	0.01%	0.52%	1.78%
Class A Shares at NAV[2]	0.01	0.40	1.56
Fund expense ratios[3]: I Shares: Gross 0.24%, Net 0.15%; A Shares: Gross 0.54%, Net 0.15%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value).

[3]	The expense ratios of the Fund, both net and gross, are set forth according to the prospectus for the Fund effective May 1, 2012, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expenses: Expenses reduced by voluntary fee waivers of management, distribution, and shareholder servicing fees, which may be discontinued at any time. Gross Expenses: Do not reflect the effect of voluntary fee waivers.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2002 in Class I and Class A shares. Performance assumes dividends and capital gain distributions are reinvested.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

MONEY MARKET FUNDS Insight Money Market Fund	Ticker Symbols: I Share: HACXX A Share: HICXX

¢	The Fund is diversified and has an investment objective of as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. There is no guarantee that the Fund will achieve its objective.

How did the market perform during the Fund’s fiscal year?

¢	Despite a very contentious U.S. election, continued European woes and the protracted fight on the “fiscal cliff”, the markets experienced a solidly successful year. Corporate bonds, asset-backed and mortgage backed securities were all top performers as spreads continually tightened throughout the year.

¢	The good news in the U.S. was an upward revision to third quarter GDP. The growth, revised up to 3.1%, was accelerated by inventory buildup, robust auto sales, rising consumer confidence and encouraging housing statistics. This followed a weak first-half of 2012 GDP growth rate of under 2%. The Federal Reserve continues to maintain a highly accommodative monetary policy with an expanded QE3 (quantitative easing) program into 2013. They also have adopted forward policy guidance looking at numerical thresholds on unemployment and inflation as opposed to calendar date references to determine future monetary policy shifts.

¢	Improved unemployment data in 2012 showed a decline from 8.5% to 7.8% occurred, but the influence of a historically weak labor force participation rate, static share of the population employed, large number of part-time workers and elevated duration of long term unemployment are concerning the policy makers. Underemployment remains high at 14.4% as well and according to many economists, the economy needs job growth above 200,000 monthly in order to generate more income growth and economic expansion.

¢	Economic data releases over the past few months have provided a picture of moderate economic growth in 2012 with lingering concerns heading into 2013. A stronger third quarter 2012 of 3.1% is projected to have been followed by a fourth quarter GDP number around 1.4%. Recent improvement in big ticket retail sales such as autos, rising housing prices and sales, inventory build-up and government spending are likely to have been more than offset with reduced inventory levels, softer consumer spending, and reduced private sector fixed investment. The “fiscal cliff” was avoided with higher taxes on most segments of the population including payroll taxes and tax rates on the wealthy producing a drag on near term economic growth. Dividends and bonuses were accelerated into 2012, which may have assisted late fourth quarter data but could adversely impact income and tax revenues into early 2013.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fed Funds Effective Rate steadily rose throughout the year, which in turn means the average Repurchase Agreement rate also climbed. The average for 2012 was 0.15-0.17%.

¢	The Fund decreased in size by 25% over the course of 2012. The decrease was led by a “risk-on” mentality in the market which dictated the selling of low-yielding money market funds and the shifting into equities and/or higher-yielding bond funds.

¢	Fiscal unease and the displayed high volatility with the size of the Fund enhance the desire to maintain an extraordinarily high level of liquidity.

¢	Lower than usual supply of permissible investments drove down yields at year-end.

¢	Significant inflows towards the end of the fourth quarter were prompted by the looming “fiscal cliff” and the expiration of the Transaction Account Guarantee program.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk. Income received from the Fund may vary widely over the short- and long-term. There is risk that a party upon whom the Fund relies to complete a transaction will default. The Fund is neither insured nor guaranteed by any government agency. As the Fund may not be able to maintain a stable net asset value of $1.00, it is possible to lose money in the Fund.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at December 31, 2012.
Commercial Paper	44%
Repurchase Agreements	38
Money Market Mutual Funds	8
Variable Rate Demand Obligations	7
Certificates of Deposit	3

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

MONEY MARKET FUNDS

Insight Money Market Fund (Continued)

Average Annual Total Returns[1] for periods ended 12/31/12

	1 year	5 years	10 years
Class I Shares	0.03%	0.73%	1.94%
Class A Shares at NAV[2]	0.01	0.56	1.70
Fund expense ratios[3]: I Shares: Gross 0.25%, Net 0.20%; A Shares: Gross 0.55%, Net 0.22%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value).

[3]	The expense ratios of the Fund, both net and gross, are set forth according to the prospectus for the Fund effective May 1, 2012, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expenses: Expenses reduced by voluntary fee waivers of management, distribution, and shareholder servicing fees, which may be discontinued at any time. Gross Expenses: Do not reflect the effect of voluntary fee waivers.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2002 in Class I and Class A shares. Performance assumes dividends and capital gain distributions are reinvested.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

MONEY MARKET FUNDS Insight Tax-Exempt Money Market Fund	Ticker Symbols: I Share: HTCXX A Share: HITXX

¢	The Fund is diversified and has an investment objective of as high a level of current income that is exempt from federal income taxes as is consistent with its investment policies and with preservation of capital and liquidity. There is no guarantee that the Fund will achieve its objective.

How did the market perform during the Fund’s fiscal year?

¢	Despite a very contentious U.S. election, continued European woes and the protracted fight on the “fiscal cliff”, the markets experienced a solidly successful year. Corporate bonds, asset-backed and mortgage backed securities were all top performers as spreads continually tightened throughout the year.

¢	The good news in the U.S. was an upward revision to third quarter GDP. The growth, revised up to 3.1%, was accelerated by inventory buildup, robust auto sales, rising consumer confidence and encouraging housing statistics. This followed a weak first-half of 2012 GDP growth rate of under 2%. The Federal Reserve continues to maintain a highly accommodative monetary policy with an expanded QE3 (quantitative easing) program into 2013. They also have adopted forward policy guidance looking at numerical thresholds on unemployment and inflation as opposed to calendar date references to determine future monetary policy shifts.

¢	Improved unemployment data in 2012 showed a decline from 8.5% to 7.8% occurred, but the influence of a historically weak labor force participation rate, static share of the population employed, large number of part-time workers and elevated duration of long term unemployment are concerning the policy makers. Underemployment remains high at 14.4% as well and according to many economists, the economy needs job growth above 200,000 monthly in order to generate more income growth and economic expansion.

¢	Economic data releases over the past few months have provided a picture of moderate economic growth in 2012 with lingering concerns heading into 2013. A stronger third quarter 2012 of 3.1% is projected to have been followed by a fourth quarter GDP number around 1.4%. Recent improvement in big ticket retail sales such as autos, rising housing prices and sales, inventory build-up and government spending are likely to have been more than offset with reduced inventory levels, softer consumer spending, and reduced private sector fixed investment. The “fiscal cliff” was avoided with higher taxes on most segments of the population including payroll taxes and tax rates on the wealthy producing a drag on near term economic growth. Dividends and bonuses were accelerated into 2012, which may have assisted late fourth quarter data but could adversely impact income and tax revenues into early 2013.

What factors affected the Fund’s performance during its fiscal year?

¢	Reluctance to buy term maturity Municipals, considering the relative volatility of the Fund.

¢	Supply of weekly and daily variable rate demand notes (VRDN’s) steadily decreased over the course of the year.

¢	Lower than usual supply of permissible investments drove down yields.

¢	Overall reduced exposure to tax-exempt commercial Paper to increase liquidity.

¢	Significant inflows towards the end of the fourth quarter were prompted by the looming “fiscal cliff” and the expiration of the Transaction Account Guarantee program.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. Events negatively impacting a municipal security, or the municipal bond market in general, may cause the Fund to decrease in value. Noncompliant conduct by a municipal bond issuer, or adverse interpretations, could cause interest from a security to become taxable, subjecting shareholders to increased tax liability. Income received from the Fund may vary widely over the short- and long-term. There is risk that a party upon whom the Fund relies to complete a transaction will default. The Fund is neither insured nor guaranteed by any government agency. As the Fund may not be able to maintain a stable net asset value of $1.00, it is possible to lose money in the Fund.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at December 31, 2012.
Variable Rate Demand Obligations	73%
Commercial Paper	20
Money Market Mutual Funds	7

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

MONEY MARKET FUNDS

Insight Tax-Exempt Money Market Fund (Continued)

Average Annual Total Returns[1] for periods ended 12/31/12

	1 year	5 years	10 years
Class I Shares	0.01%	0.53%	1.37%
Class A Shares at NAV[2]	0.01	0.39	1.13
Fund expense ratios[3]: I Shares: Gross 0.28%, Net 0.13; A Shares: Gross 0.58%, Net 0.13%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value).

[3]	The expense ratios of the Fund, both net and gross, are set forth according to the prospectus for the Fund effective May 1, 2012, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expenses: Expenses reduced by voluntary fee waivers of management, distribution, and shareholder servicing fees, which may be discontinued at any time. Gross Expenses: Do not reflect the effect of voluntary fee waivers.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2002 in Class I and Class A shares. Performance assumes dividends and capital gain distributions are reinvested.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2012

($ reported in thousands)

	SHARES		VALUE
PREFERRED STOCK—4.1%

Consumer Staples—3.6%
Companhia de Bebidas das Americas ADR, 2.98% (Brazil)	5,890,153		$247,327

Utilities—0.5%
AES Tiete S.A., 12.76% (Brazil)	2,950,737		33,997
TOTAL PREFERRED STOCK
(Identified Cost $247,568)			281,324

COMMON STOCKS—90.1%

Consumer Discretionary—8.2%
Bajaj Auto Ltd. (India)	1,174,096		45,931
Genting Bhd (Malaysia)	12,768,600		38,601
Genting Malaysia Bhd (Malaysia)	56,664,300		66,151
Grupo Televisa S.A. Sponsored ADR (Mexico)	3,457,983		91,913
Kangwon Land, Inc. (South Korea)	2,047,560		55,961
Peace Mark Holdings Ltd. (Hong Kong)(2)(3)(4)	464,100		0
Sands China Ltd. (Hong Kong)	36,530,335		163,315
Wynn Macau Ltd. (Cayman Islands)	34,881,969		96,054

			557,926

Consumer Staples—38.8%
BIM Birlesik Magazalar A.S. (Turkey)	221,506		10,861
British American Tobacco Bhd (Malaysia)	1,197,200		24,364
British American Tobacco plc (United Kingdom)	7,447,523	(5)	377,159
British American Tobacco plc (United Kingdom)	305,296	(6)	15,520
Coca-Cola Femsa S.A.B. de C.V. Series L (Mexico)	1,279,499		19,023
Coca-Cola Femsa S.A.B. de C.V. Sponsored ADR (Mexico)	364,545		54,332
Colgate Palmolive India Ltd. (India)	1,157,299		33,405
CP ALL PCL (Thailand)	29,561,600		42,762
Dairy Farm International Holdings Ltd. (Bermuda)	2,740,961		29,876
Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR (Mexico)	2,184,017		219,930
Gudang Garam tbk PT (Indonesia)	5,913,971		34,652
Hindustan Unilever Ltd. (India)	24,634,911		237,317
ITC Ltd. (India)	58,450,889		307,793
LG Household & Health Care Ltd. (South Korea)	156,093		95,624

	SHARES	VALUE
Consumer Staples—continued
Nestle India Ltd. (India)	858,397	$78,273
Orion Corp. (South Korea)	44,017	45,149
SABMiller plc (United Kingdom)	7,348,641	338,656
Shoprite Holdings Ltd. (South Africa)	3,320,129	80,543
Souza Cruz S.A. (Brazil)	10,300,700	155,001
Tiger Brands Ltd. (South Africa)	1,286,494	49,609
Tingyi Cayman Islands Holding Corp. (Cayman Islands)	12,789,795	35,984
Tsingtao Brewery Co., Ltd. (China)	10,648,904	63,471
Unilever Indonesia tbk PT (Indonesia)	22,622,291	49,046
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	69,486,333	226,742

		2,625,092

Energy—1.4%
Ecopetrol S.A. (Colombia)	31,334,292	96,823

Financials—24.5%
Banco Santander Chile ADR (Chile)	1,630,435	46,451
Bangkok Bank plc (Thailand)	9,353,600	64,171
BM&F Bovespa S.A. (Brazil)	16,401,311	112,146
Grupo Financiero Santander Mexico S.A.B. de C.V. (Mexico)(2)	9,456,286	153,003
Haci Omer Sabanci Holding A.S. (Turkey)	3,588,869	19,856
Housing Development Finance Corp. (India)	19,384,991	296,141
Housing Development Finance Corp. Bank Ltd. (India)	11,203,385	139,672
Housing Development Finance Corp. Bank Ltd. ADR (India)	3,157,479	128,572
HSBC Holdings plc (United Kingdom)	26,736,876	283,392
Kasikornbank PCL (Thailand)	10,208,200	64,891
Kotak Mahindra Bank Ltd. (India)	5,370,922	64,274
Malayan Banking Bhd (Malaysia)	36,296,360	109,471
Public Bank Bhd (Malaysia)	17,552,800	93,656
Remgro Ltd. (South Africa)	4,179,747	78,885

		1,654,581

Health Care—2.4%
Cipla Ltd. (India)	10,297,412	78,359
Sun Pharmaceutical Industries Ltd. (India)	5,986,288	80,972

		159,331

	SHARES	VALUE
Industrials—0.8%
SM Investments Corp. (Philippines)	2,349,760	$50,702

Information Technology—3.8%
Baidu, Inc. ADR (Cayman Islands)(2)	1,274,416	127,811
Cielo S.A. (Brazil)	1,245,703	34,673
Tata Consultancy Services Ltd. (India)	3,082,950	71,031
Totvs S.A. Com NPV (Brazil)	1,194,829	23,570

		257,085

Materials—5.2%
Asian Paints Ltd. (India)	815,904	66,459
Compania de Minas Buenaventura S.A. ADR (Peru)	2,471,676	88,857
Industrias Penoles S.A.B de C.V. (Mexico)	2,685,578	135,462
Semen Gresik (Persero) tbk PT (Indonesia)	37,346,148	61,689

		352,467

Telecommunication Services—1.8%
China Mobile Ltd. (China)	10,276,996	120,937

Utilities—3.2%
Power Assets Holdings Ltd. (Hong Kong)	25,483,038	218,633
TOTAL COMMON STOCKS
(Identified Cost $5,275,548)		6,093,577
TOTAL LONG TERM INVESTMENTS—94.2%
(Identified cost $5,523,116)		6,374,901

SHORT-TERM INVESTMENTS—6.2%

Money Market Mutual Funds—6.2%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.090%)	419,965,018	419,965
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $419,965)		419,965
TOTAL INVESTMENTS—100.4%
(Identified Cost $5,943,081)		6,794,866	(1)
Other assets and liabilities, net—(0.4)%		(30,318)

NET ASSETS—100.0%		$6,764,548

See Notes to Financial Statements

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Illiquid security.
(4)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.
(5)	Shares traded on Johannesburg exchange.
(6)	Shares traded on London Exchange.

Country Weightings† (Unaudited)
India	24%
United Kingdom	15
Mexico	13
Brazil	9
Hong Kong	6
United States	6
Malaysia	5
Other	22
Total	100%
† % of total investments as of December 31, 2012

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2012

(See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2012	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Equity Securities:
Common Stocks	$6,093,577	$1,786,946	$4,306,631	$0	*
Preferred Stock	281,324	281,324	—	—
Short-Term Investments	419,965	419,965	—	—

Total Investments	$6,794,866	$2,488,235	$4,306,631	$0

*	Includes internally fair valued security currently priced at zero.

Securities held by the Fund with an end of period value of $3,340,993 were transferred from Level 1 into Level 2 based on our valuation procedures for non-U.S. securities.

See Notes to Financial Statements

VIRTUS HIGH YIELD INCOME FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES—95.3%

Consumer Discretionary—22.6%
Affinion Group, Inc. 7.875%, 12/15/18	$110	$84
AMC Networks, Inc. 7.750%, 7/15/21	133	153
American Axle & Manufacturing, Inc. 6.625%, 10/15/22	113	115
American Greetings Corp. 7.375%, 12/1/21	256	264
Asbury Automotive Group, Inc. 8.375%, 11/15/20	271	302
AutoNation, Inc. 6.750%, 4/15/18	55	62
Block Communications, Inc. 144A 7.250%, 2/1/20(2)	179	191
Brown Shoe Co., Inc. 7.125%, 5/15/19	119	124
Brunswick Corp. 7.375%, 9/1/23	250	259
Cablevision Systems Corp. 7.750%, 4/15/18	166	186
8.000%, 4/15/20	25	28
CCO Holdings LLC (CCO Holdings Capital Corp.) 7.000%, 1/15/19	165	179
7.375%, 6/1/20	28	31
6.625%, 1/31/22	177	194
Central Garden & Pet Co. 8.250%, 3/1/18	386	410
Chrysler Group LLC (Chrysler Group, Inc.) 8.000%, 6/15/19	429	470
Cinemark USA, Inc. 8.625%, 6/15/19	315	350
7.375%, 6/15/21	53	59
Claire's Stores, Inc. 144A 9.000%, 3/15/19(2)	219	236
Clear Channel Worldwide Holdings, Inc. Series A 7.625%, 3/15/20	14	14
Series B 7.625%, 3/15/20	175	177
CSC Holdings LLC 8.625%, 2/15/19	220	264
Dillard's, Inc.
6.625%, 1/15/18	310	337
7.130%, 8/1/18	90	101
DineEquity, Inc. 9.500%, 10/30/18	184	210
Dish DBS Corp.
7.875%, 9/1/19	116	138
6.750%, 6/1/21	160	183
Donnelley (R.R.) & Sons Co.
7.250%, 5/15/18	31	30
7.625%, 6/15/20	271	260
Education Management LLC (Education Management Finance Corp.) 8.750%, 6/1/14	49	40
Exide Technologies 8.625%, 2/1/18	63	54

	PAR VALUE	VALUE
Consumer Discretionary—continued
Gannett Co., Inc.
9.375%, 11/15/17	$250	$278
7.125%, 9/1/18	47	52
Goodyear Tire & Rubber Co. (The)
8.250%, 8/15/20	73	81
7.000%, 5/15/22	58	63
Hanesbrands, Inc. 6.375%, 12/15/20	177	196
Jaguar Land Rover plc
144A 7.750%, 5/15/18(2)	141	154
144A 8.125%, 5/15/21(2)	193	213
Jarden Corp.
7.500%, 5/1/17	215	243
7.500%, 1/15/20	100	110
KB Home
8.000%, 3/15/20	185	211
7.500%, 9/15/22	32	35
Lear Corp. 7.875%, 3/15/18	147	161
Live Nation Entertainment, Inc.
144A 8.125%, 5/15/18(2)	378	409
144A 7.000%, 9/1/20(2)	110	115
Longview Fibre Paper & Packaging, Inc. 144A 8.000%, 6/1/16(2)	233	246
Marina District Finance Co., Inc.
9.500%, 10/15/15	353	344
9.875%, 8/15/18	36	35
Meritage Homes Corp. 7.150%, 4/15/20	144	158
Meritor, Inc.
8.125%, 9/15/15	141	149
10.625%, 3/15/18	10	10
MGM Resorts International
144A 8.625%, 2/1/19(2)	156	175
144A 6.750%, 10/1/20(2)	22	23
6.625%, 12/15/21	129	129
7.750%, 3/15/22	269	289
National Cinemedia LLC 7.875%, 7/15/21	208	231
Netflix, Inc. 8.500%, 11/15/17	64	68
Penn National Gaming, Inc. 8.750%, 8/15/19	300	344
Penske Automotive Group, Inc. 144A 5.750%, 10/1/22(2)	142	147
PHH Corp. 9.250%, 3/1/16	200	235
Pittsburgh Glass Works LLC 144A 8.500%, 4/15/16(2)	279	258
Quiksilver, Inc. 6.875%, 4/15/15	325	321
Regal Cinemas Corp. 8.625%, 7/15/19	196	218
Regal Entertainment Group 9.125%, 8/15/18	173	194
Ruby Tuesday, Inc. 144A 7.625%, 5/15/20(2)	224	215

	PAR VALUE		VALUE
Consumer Discretionary—continued
Ryland Group, Inc. (The)
8.400%, 5/15/17	$28		$34
6.625%, 5/1/20	63		70
5.375%, 10/1/22	68		70
Sally Holdings LLC ( Sally Capital, Inc.) 6.875%, 11/15/19	28		31
Sears Holdings Corp. 6.625%, 10/15/18	431		394
Service Corp. International 8.000%, 11/15/21	140		173
Sirius XM Radio, Inc. 144A 8.750%, 4/1/15(2)	350		398
Sonic Automotive, Inc.
9.000%, 3/15/18	160		176
144A 7.000%, 7/15/22(2)	46		51
Speedway Motorsports, Inc. 6.750%, 2/1/19	90		96
Tempur-Pedic International, Inc. 144A 6.875%, 12/15/20(2)	36		37
United Artists Theatre Circuit, Inc.
Series 95-A 9.300%, 7/1/15(3)(4)	77		79
Series BE-9 9.300%, 7/1/15(3)(4)	3		3
Series BD-1 9.300%, 7/1/15(3)(4)	71		72
United Rentals North America, Inc. 8.250%, 2/1/21	218		247
Vail Resorts, Inc. 6.500%, 5/1/19	59		64
Valassis Communication, Inc. 6.625%, 2/1/21	239		255
Visteon Corp. 6.750%, 4/15/19	404		432
Wolverine World Wide Inc 144A 6.125%, 10/15/20(2)	90		95
XM Satellite Radio, Inc. 144A 7.625%, 11/1/18(2)	32		36

			14,428

Consumer Staples—7.1%
Ingles Markets, Inc. 8.875%,) 5/15/17	153		164
Alliance One International, Inc. 10.000%, 7/15/16	135		143
B&G Foods, Inc. 7.625%, 1/15/18	110		119
Campofrio Food Group S.A. 144A 8.250%,) 10/31/16(2)	144	EUR	205
Cott Beverages, Inc.
8.375%, 11/15/17	160		175
8.125%, 9/1/18	18		20
Darling International, Inc. 8.500%, 12/15/18	156		180
Dean Foods Co. 7.000%, 6/1/16	399		440
Del Monte Corp. 7.625%, 2/15/19	316		331

See Notes to Financial Statements

VIRTUS HIGH YIELD INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Staples—continued
Elizabeth Arden, Inc. 7.375%, 3/15/21	$195	$219
JBS USA LLC (JBS USA Finance, Inc.)
11.625%, 5/1/14	35	39
144A 8.250%, 2/1/20(2)	131	140
144A 7.250%, 6/1/21(2)	302	304
Pantry Inc. (The) 144A 8.375%, 8/1/20(2)	230	241
Post Holdings, Inc. 144A 7.375%, 2/15/22(2)	104	114
Revlon Consumer Products Corp. 9.750%, 11/15/15	295	312
Smithfield Foods, Inc.
7.750%, 7/1/17	365	427
6.625%, 8/15/22	32	35
Spectrum Brands, Inc. 144A 6.750%, 3/15/20(2)	223	240
United Rentals Financing Escrow Corp. 8.375%, 9/15/20	250	278
Vector Group Ltd. 11.000%, 8/15/15	366	383

		4,509

Energy—16.7%
Atlas Pipeline Partners LP (Atlas Pipeline Finance Corp.)
8.750%, 6/15/18	95	102
144A 6.625%, 10/1/20(2)	32	33
Barrett (Bill) Corp. 7.000%, 10/15/22	20	21
Berry Petroleum Co. 10.250%, 6/1/14	168	187
BreitBurn Energy Partners LP (BreitBurn Finance Corp.) 8.625%, 10/15/20	283	310
Calfrac Holdings LP 144A 7.500%, 12/1/20(2)	198	197
Chesapeake Energy Corp.
7.250%, 12/15/18	250	274
6.775%, 3/15/19	138	138
Chesapeake Oilfield Operating LLC (Chesapeake Oilfield Finance, Inc.) 144A 6.625%, 11/15/19(2)	129	122
Cimarex Energy Co. 5.875%, 5/1/22	35	38
Compagnie Generale de Geophysique-Veritas 9.500%, 5/15/16	475	512
Comstock Resources, Inc. 8.375%, 10/15/17	320	338
Concho Resources, Inc. 7.000%, 1/15/21	17	19
CONSOL Energy, Inc.
8.000%, 4/1/17	187	203
8.250%, 4/1/20	100	109
Copano Energy LLC (Copano Energy Finance Corp.) 7.125%, 4/1/21	349	376

	PAR VALUE		VALUE
Energy—continued
Crosstex Energy LP (Crosstex Energy Finance Corp.) 8.875%, 2/15/18	$160		$174
Energy XXI Gulf Coast, Inc.
9.250%, 12/15/17	199		228
7.750%, 6/15/19	172		189
EP Energy LLC (EP Energy Finance, Inc.) 9.375%, 5/1/20	207		234
EV Energy Partners LP (EV Energy Finance Corp.) 8.000%, 4/15/19	267		285
EXCO Resources, Inc. 7.500%, 9/15/18	150		146
Frontier Oil Corp. 6.875%, 11/15/18	65		70
Genesis Energy LP (Genesis Energy Finance Corp.) 7.875%, 12/15/18	259		278
Gulfmark Offshore, Inc. 144A 6.375%, 3/15/22(2)	172		178
Gulfport Energy Corp. 144A 7.750%, 11/1/20(2)	156		161
Halcon Resources Corp. 144A 8.875%, 5/15/21(2)	234		249
Hercules Offshore, Inc. 144A 10.500%, 10/15/17(2)	150		162
Holly Energy Partners LP (Holly Energy Finance Corp.)
8.250%, 3/15/18	70		76
144A 6.500%, 3/1/20(2)	224		241
HollyFrontier Corp. 9.875%, 6/15/17	100		109
Key Energy Services, Inc. 6.750%, 3/1/21	142		143
Kodiak Oil & Gas Corp. 8.125%, 12/1/19	175		194
Linn Energy LLC (Linn Energy Finance Corp.)
8.625%, 4/15/20	215		235
7.750%, 2/1/21	135		144
New World Resources NV 144A 7.875%, 5/1/18(2)	135	EUR	184
Oasis Petroleum, Inc.
7.250%, 2/1/19	164		177
6.875%, 1/15/23	142		153
Parker Drilling Co. 9.125%, 4/1/18	250		268
Peabody Energy Corp. 6.250%, 11/15/21	84		90
Penn Virginia Resource Partners LP (Penn Virginia Resource Finance Corp.) 8.250%, 4/15/18	353		376
Petroleum Geo-Services ASA 144A 7.375%, 12/15/18(2)	200		217
Pioneer Energy Services Corp. 9.875%, 3/15/18	225		246
Plains Exploration & Production Co.
6.500%, 11/15/20	95		106
6.625%, 5/1/21	45		50

	PAR VALUE	VALUE
Energy—continued
Rosetta Resources, Inc. 9.500%, 4/15/18	$250	$279
SandRidge Energy, Inc.
7.500%, 3/15/21	234	252
7.500%, 2/15/23	63	68
SESI LLC
6.375%, 5/1/19	32	34
7.125%, 12/15/21	83	93
Stone Energy Corp.
8.625%, 2/1/17	98	106
7.500%, 11/15/22	128	134
SunCoke Energy, Inc. 7.625%, 8/1/19	208	215
Swift Energy Co.
8.875%, 1/15/20	250	273
7.875%, 3/1/22	94	99
Targa Resources Partners LP (Targa Resources Partners Finance Corp.)
7.875%, 10/15/18	86	95
6.875%, 2/1/21	61	67
Trinidad Drilling Ltd. 144A 7.875%, 1/15/19(2)	115	123
Unit Corp.
144A 6.625%, 5/15/21(2)	24	25
6.625%, 5/15/21	204	210
W&T Offshore, Inc.
144A 8.500%, 6/15/19(2)	93	100
8.500%, 6/15/19	106	114

		10,629

Financials—5.9%
Air Medical Group Holdings, Inc. 9.250%, 11/1/18	177	196
Aircastle Ltd.
9.750%, 8/1/18	228	259
144A 6.250%, 12/1/19(2)	42	44
Albea Beauty Holdings SA 144A 8.375%, 11/1/19(2)	125	132
Ally Financial, Inc. 0.000%, 6/15/15	490	445
Avis Budget Car Rental LLC (Avis Budget Finance, Inc.) 8.250%, 1/15/19	142	158
Cardtronics, Inc. 8.250%, 9/1/18	118	131
General Motors Financial Co., Inc. 6.750%, 6/1/18	43	49
Hertz Corp. (The)
7.500%, 10/15/18	36	40
6.750%, 4/15/19	23	25
144A 6.750%, 4/15/19(2)	7	8
7.375%, 1/15/21	197	218
International Lease Finance Corp.
8.750%, 3/15/17	370	429
5.875%, 4/1/19	31	33
8.250%, 12/15/20	51	61
5.875%, 8/15/22	26	27

See Notes to Financial Statements

VIRTUS HIGH YIELD INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
Isabelle Acquisition Sub, Inc. PIK Interest Capitalization 144A 10.000%, 11/15/18(2)	$140	$153
iStar Financial, Inc. 7.125%, 2/15/18	74	76
Mobile Mini, Inc. 7.875%, 12/1/20	113	125
MPT Operating Partnership LP (MPT Finance Corp.) 6.875%, 5/1/21	127	138
National Money Mart Co. 10.375%, 12/15/16	253	281
PHH Corp. 7.375%, 9/1/19	47	52
Rent-A-Center, Inc. 6.625%, 11/15/20	32	35
Tomkins LLC (Tomkins, Inc.) 9.000%, 10/1/18	135	152
United Rentals North America, Inc.
144A 7.375%, 5/15/20(2)	7	8
144A 7.625%, 4/15/22(2)	55	62
6.125%, 6/15/23	19	20
Warner Chilcott Co. LLC (Warner Chilcott Finance LLC) 7.750%, 9/15/18	361	386

		3,743

Health Care—8.9%
Alere, Inc. 9.000%, 5/15/16	362	384
AMERIGROUP Corp. 7.500%, 11/15/19	195	235
BioScrip, Inc. 10.250%, 10/1/15	250	268
Community Health Systems, Inc. (CHS)
8.000%, 11/15/19	221	240
7.125%, 7/15/20	9	10
Davita, Inc.
6.375%, 11/1/18	47	51
6.625%, 11/1/20	47	51
Endo Health Solutions, Inc.
7.000%, 7/15/19	15	16
7.000%, 12/15/20	197	211
7.250%, 1/15/22	28	30
Gentiva Health Services, Inc. 11.500%, 9/1/18	180	171
Grifols, Inc. 8.250%, 2/1/18	261	289
Hanger, Inc. 7.125%, 11/15/18	236	250
HCA, Inc.
6.500%, 2/15/20	87	98
7.500%, 2/15/22	116	134
Health Management Associates, Inc. 7.375%, 1/15/20	189	205
Healthsouth Corp. 8.125%, 2/15/20	375	415

	PAR VALUE	VALUE
Health Care—continued
Kindred Healthcare, Inc. 8.250%, 6/1/19	$312	$305
MedAssets, Inc. 8.000%, 11/15/18	211	230
Mylan, Inc. 144A 7.875%, 7/15/20(2)	175	207
NBTY, Inc. 9.000%, 10/1/18	186	211
Physio-Control International, Inc. 144A 9.875%, 1/15/19(2)	261	288
Prestige Brands, Inc.
8.250%, 4/1/18	230	256
8.125%, 2/1/20	136	152
STHI Holding Corp. 144A 8.000%, 3/15/18(2)	284	309
Teleflex, Inc. 6.875%, 6/1/19	62	67
Tenet Healthcare Corp. 8.000%, 8/1/20	272	294
Valeant Pharmaceuticals International, Inc.
144A 6.750%, 10/1/17(2)	16	17
144A 6.875%, 12/1/18(2)	160	173
144A 7.250%, 7/15/22(2)	85	93

		5,660

Industrials—9.6%
AAR Corp. 144A 7.250%, 1/15/22(2)	153	163
Abengoa Finance SA 144A 8.875%, 11/1/17(2)	250	236
Alliant Techsystems, Inc. 6.875%, 9/15/20	17	19
American Reprographics Co. 10.500%, 12/15/16	229	226
Audatex North America, Inc. 144A 6.750%, 6/15/18(2)	63	68
Belden, Inc. 144A 5.500%, 9/1/22(2)	155	160
Boart Longyear Management Property Ltd. 144A 7.000%, 4/1/21(2)	66	67
Continental Airlines, Inc., 144A 6.750%, 9/15/15(2)	100	105
Deluxe Corp. 7.000%, 3/15/19	342	363
Dycom Investments, Inc.
7.125%, 1/15/21	149	158
144A 7.125%, 1/15/21(2)	64	68
DynCorp International, Inc. 10.375%, 7/1/17	167	154
Era Group, Inc. 144A 7.750%, 12/15/22(2)	235	232
Geo Group, Inc. (The)
7.750%, 10/15/17	250	270
6.625%, 2/15/21	31	35
Gibraltar Industries, Inc. Series B 8.000%, 12/1/15	375	381
Great Lakes Dredge & Dock Corp. 7.375%, 2/1/19	100	108
H&E Equipment Services, Inc. 144A 7.000%, 9/1/22(2)	83	89

	PAR VALUE	VALUE
Industrials—continued
Interface, Inc. 7.625%, 12/1/18	$6	$6
Interline Brands, Inc. 7.500%, 11/15/18	111	120
Iron Mountain, Inc.
7.750%, 10/1/19	27	31
8.375%, 8/15/21	311	347
Martin Midstream Partners LP (Martin Midstream Finance Corp.) 8.875%, 4/1/18	257	275
MasTec, Inc. 7.625%, 2/1/17	143	148
Monitronics International, Inc. 9.125%, 4/1/20	292	302
Northern Tier Energy LLC (Northern Tier Finance Corp.) 144A 7.125%, 11/15/20(2)	121	126
Oshkosh Corp.
8.250%, 3/1/17	175	193
8.500%, 3/1/20	130	145
Perry Ellis International, Inc. 7.875%, 4/1/19	293	308
PHI, Inc. 8.625%, 10/15/18	249	268
Spectrum Brands Escrow Corp.
144A 6.375%, 11/15/20(2)	16	17
144A 6.625%, 11/15/22(2)	58	62
Titan International, Inc. 7.875%, 10/1/17	117	125
TransDigm, Inc.
7.750%, 12/15/18	212	236
144A 5.500%, 10/15/20(2)	32	33
Triumph Group, Inc. 8.000%, 11/15/17	240	260
Tutor Perini Corp. 7.625%, 11/1/18	250	259

		6,163

Information Technology—5.2%
Advanced Micro Devices, Inc.
8.125%, 12/15/17	325	298
7.750%, 8/1/20	97	82
144A 7.500%, 8/15/22(2)	31	26
Amkor Technology, Inc. 144A 6.375%, 10/1/22(2)	155	153
CoreLogic, Inc. 7.250%, 6/1/21	268	293
CyrusOne LP (CyrusOne Finance Corp.) 144A 6.375%, 11/15/22(2)	96	101
EarthLink, Inc. 8.875%, 5/15/19	455	479
Equinix, Inc.
8.125%, 3/1/18	225	249
7.000%, 7/15/21	46	51
Fidelity National Information Services, Inc. 7.625%, 7/15/17	61	67
Hughes Satellite Systems Corp. 7.625%, 6/15/21	280	320

See Notes to Financial Statements

VIRTUS HIGH YIELD INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE		VALUE
Information Technology—continued
IAC (InterActiveCorp) 144A 4.750%, 12/15/22(2)	$30		$30
Interactive Data Corp. 10.250%, 8/1/18	221		250
Seagate HDD Cayman
7.750%, 12/15/18	50		55
7.000%, 11/1/21	92		99
SunGard Data Systems, Inc. 7.375%, 11/15/18	252		271
ViaSat, Inc.
6.875%, 6/15/20	28		29
144A 6.875%, 6/15/20(2)	120		126
ViaSystems, Inc. 144A 7.875%, 5/1/19(2)	225		222
Virgin Media Finance plc 8.375%, 10/15/19	125		142

			3,343

Materials—8.7%
AEP Industries, Inc. 8.250%, 4/15/19	259		278
Ainsworth Lumber Co., Ltd. 144A 7.500%, 12/15/17(2)	63		66
APERAM 144A 7.375%, 4/1/16(2)	150		141
ArcelorMittal
6.125%, 6/1/18	23		23
6.750%, 2/25/22	60		63
7.500%, 10/15/39	96		90
Berry Plastics Corp. 9.500%, 5/15/18	205		227
Calumet Specialty Products Partners LP (Calumet Finance Corp.) 9.375%, 5/1/19	340		371
Clearwater Paper Corp. 7.125%, 11/1/18	83		91
Commercial Metals Co. 7.350%, 8/15/18	149		162
Ferro Corp. 7.875%, 8/15/18	287		261
FMG Resources Property Ltd.
144A 7.000%, 11/1/15(2)	255		269
144A 6.875%, 4/1/22(2)	30		31
Fufeng Group Ltd. 144A 7.625%, 4/13/16(2)	224		225
Glatfelter (P.H.) Co. 144A 5.375%, 10/15/20(2)	31		32
HeidelbergCement Finance BV 8.500%, 10/31/19	250	EUR	412
Huntsman International LLC
8.625%, 3/15/20	250		284
144A 4.875%, 11/15/20(2)	79		80
Ineos Finance plc
144A 8.375%, 2/15/19(2)	200		216
144A 7.500%, 5/1/20(2)	70		74
Inmet Mining Corp. 144A 7.500%, 6/1/21(2)	14		15
Kraton Polymers LLC ( Kraton Polymers Capital Corp.) 6.750%, 3/1/19	116		121

	PAR VALUE	VALUE
Materials—continued
Louisiana-Pacific Corp. 7.500%, 6/1/20	$287	$326
Olin Corp. 8.875%, 8/15/19	313	357
PolyOne Corp. 7.375%, 9/15/20	33	36
Potlatch Corp. 7.500%, 11/1/19	48	52
Quadra FNX Mining Ltd. 144A 7.750%, 6/15/19(2)	94	98
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(2)	284	282
Sealed Air Corp.
144A 6.500%, 12/1/20(2)	80	87
144A 8.375%, 9/15/21(2)	64	73
Texas Industries, Inc. 9.250%, 8/15/20	208	224
Tronox Finance LLC 144A 6.375%, 8/15/20(2)	170	172
Vulcan Materials Co. 7.500%, 6/15/21	275	315

		5,554

Telecommunication Services—6.5%
CenturyLink, Inc. Series T 5.800%, 3/15/22	203	215
Cincinnati Bell, Inc. 8.750%, 3/15/18	221	229
Frontier Communications Corp.
7.125%, 3/15/19	77	84
8.500%, 4/15/20	389	449
9.250%, 7/1/21	59	69
7.125%, 1/15/23	21	22
GCI, Inc. 6.750%, 6/1/21	137	135
Integra Telecom Holdings Inc 144A 10.750%, 4/15/16(2)	245	257
ITC DeltaCom, Inc. 10.500%, 4/1/16	9	10
Level 3 Financing, Inc.
144A 8.875%, 6/1/19(2)	20	21
8.125%, 7/1/19	80	88
8.625%, 7/15/20	276	307
MetroPCS Wireless, Inc.
7.875%, 9/1/18	137	149
6.625%, 11/15/20	237	253
SBA Communications Corp. 144A 5.625%, 10/1/19(2)	16	17
SBA Telecommunications, Inc. 144A 5.750%, 7/15/20(2)	25	27
Sprint Nextel Corp.
6.000%, 12/1/16	42	46
144A 9.000%, 11/15/18(2)	134	166
144A 7.000%, 3/1/20(2)	80	93
6.000%, 11/15/22	139	144
tw telecom holdings, Inc. 8.000%, 3/1/18	250	275
West Corp.
8.625%, 10/1/18	118	124
7.875%, 1/15/19	73	76

	PAR VALUE	VALUE
Telecommunication Services—continued
Wind Acquisition Finance S.A.
144A 11.750%, 7/15/17(2)	$200	$211
144A 7.250%, 2/15/18(2)	165	168
Windstream Corp.
7.000%, 3/15/19	435	447
7.750%, 10/15/20(5)(5)	73	79

		4,161

Utilities—4.1%
AES Corp. (The)
8.000%, 10/15/17	250	290
7.375%, 7/1/21	33	37
AmeriGas Partners LP (AmeriGas Finance Corp.)
6.250%, 8/20/19	29	31
6.750%, 5/20/20	139	153
7.000%, 5/20/22	42	47
Atlantic Power Corp. 9.000%, 11/15/18	256	268
Atlas Pipeline Escrow LLC 144A 6.625%, 10/1/20(2)	31	32
Calpine Corp.
144A 7.500%, 2/15/21(2)	212	235
144A 7.875%, 1/15/23(2)	74	84
Eagle Rock Energy Partners LP (Eagle Rock Energy Finance Corp.)
144A 8.375%, 6/1/19(2)	87	89
8.375%, 6/1/19	146	150
GenOn Energy, Inc.
9.500%, 10/15/18	70	83
9.875%, 10/15/20	248	288
NRG Energy, Inc.
7.625%, 1/15/18	60	67
8.250%, 9/1/20	171	192
7.875%, 5/15/21	131	146
144A 6.625%, 3/15/23(2)	65	70
PNM Resources, Inc. 9.250%, 5/15/15	98	112
Regency Energy Partners LP (Regency Energy Finance Corp.) 6.500%, 7/15/21	31	34
Suburban Propane Partners LP (Suburban Energy Finance Corp.)
7.500%, 10/1/18	102	110
7.375%, 8/1/21	84	92

		2,610
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $57,003)		60,800
TOTAL LONG TERM INVESTMENTS—95.3%
(Identified cost $57,003)		60,800

See Notes to Financial Statements

VIRTUS HIGH YIELD INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	SHARES	VALUE

SHORT-TERM INVESTMENTS—3.1%

Money Market Mutual Funds—3.1%
BlackRock Liquidity Funds TempFund Portfolio – Institutional Shares (seven-day effective yield 0.140%)	1,968,378	$1,968
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $1,968)		1,968
TOTAL INVESTMENTS—98.4%
(Identified Cost $58,971)		62,768	(1)
Other assets and liabilities, net—1.6%		1,028

NET ASSETS—100.0%		$63,796

Footnote Legend:

(1)	Federal Income Tax Information : For tax information at December 31, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to a value of $13,144 or 20.6% of net assets.
(3)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.
(4)	Illiquid security.
(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(6)	Amounts are less than $500.

Country Weightings† (unaudited)
United States	90%
Canada	2
France	1
Luxembourg	1
Netherlands	1
Spain	1
United Kingdom	1
Other	3
Total	100%
† % of total investments as of December 31, 2012

At December 31, 2012, the Fund had entered into forward currency contracts as follows (reported in 000's):

Contracts to Sell	In Exchange for	Counterparty	Settlement Date	Value	Unrealized Appreciation (Depreciation)
EUR 605	USD 798	Canadian Imperial Bank of Commerce	3/22/13	$798	$—	(1)

					$—	(1)

EUR	European Currency Unit
USD	United States Dollar

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2012

(See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2012		Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs
Debt Securities:
Corporate Bonds and Notes	$60,800		$—	$60,646		$154
Equity Securities:
Short-Term Investments	1,968		1,968	—		—

Total Investments	$62,768		$1,968	$60,646		$154

Other Financial Instruments:
Forward Currency Contracts*	$—	(1)	$—	$—	(1)	$—

(1)	Amount less than $500.
*	Valued at unrealized appreciation (depreciation) on the investment.

See Notes to Financial Statements

VIRTUS HIGH YIELD INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 Investments for which significant unobservable inputs were used to determine fair value:

	Corporate Bonds and Notes
Investments in Securities:
Balance as of December 31, 2011	$201
Accrued Discount/(Premium)(a)	2
Realized Gain (Loss)	-
Change in Unrealized Appreciation (Depreciation)	2
Purchases	-
Sales(c)	(51)
Transfers into Level 3(d)	-
Transfers from Level 3(d)	-

Balance as of December 31, 2012	$154	(b)

(a)	Disclosed in the Statement of Operations under interest income.

(b)	Includes internally fair valued securities.

(c)	Includes paydowns.

(d)	Transfers into or from represent the ending value as of December 31, 2012, for any investment security where a change in the pricing level occurred form the beginning to the end of the period.

Refer to the last paragraph under “Note 2A Security Valuation” for a description of valuation process in place and qualitative discussion about sensitive inputs used in Level 3 internally fair valued measurements.

VIRTUS LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—7.6%
U.S. Treasury Note
0.250%, 5/31/14	$700		$700
0.250%, 8/31/14	1,450		1,450
4.000%, 2/15/15	90		97
0.250%, 8/15/15	500		499
0.250%, 9/15/15	1,000		998
0.375%, 11/15/15	2,000		2,002
0.500%, 7/31/17	200		199
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $5,938)			5,945

U.S. GOVERNMENT AGENCY OBLIGATIONS—0.6%
FNMA 1.000%, 9/23/13	430		433
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Identified Cost $430)			433

FOREIGN GOVERNMENT SECURITIES—0.2%
Kingdom of Norway Series 470, 6.500%, 5/15/13	875	NOK	160
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $145)			160

MORTGAGE-BACKED SECURITIES—35.0%

Agency—7.1%
FNMA
6.000%, 5/1/16	82		87
10.500%, 12/1/16	—	(4)	—	(4)
4.000%, 8/1/25	330		354
9.000%, 10/1/25	1		1
3.000%, 6/1/27	581		615
2.500%, 9/1/27(8)	2,197		2,299
4.000%, 11/1/31	948		1,021
4.500%, 4/1/40	426		462
3.500%, 4/1/42	512		548
FNMA REMIC 97-70, PE (P.O.) 0.000%, 4/25/22	59		56
GNMA
7.000%, 7/15/23	3		4
7.000%, 9/15/23	18		20
7.000%, 9/15/23	2		3
7.000%, 1/15/24	18		21
7.000%, 9/15/24	16		18
7.000%, 7/15/25	21		25
7.000%, 7/15/25	9		10
7.000%, 7/15/25	15		18

			5,562

Non-Agency—27.9%
American General Mortgage Loan Trust 10-1A, A1, 144A 5.150%, 3/25/58(2)(3)	291		300
Bank of America (Merrill Lynch)—Deutsche Bank 12-OSI, A2FX 144A 3.352%, 4/13/29(3)	300		316
Bank of America (Merrill Lynch) Commercial Mortgage, Inc. 05-2, B 5.113%, 7/10/43(2)	185		197

	PAR VALUE	VALUE
Non-Agency—continued
Bank of America Funding Corp.
04-B, 2A1 5.440%, 11/20/34(2)	$174	$176
06-2, 3A1 6.000%, 3/25/36	81	83
Bank of America Re-Remic Trust 12-CLRN, E 144A 3.409%, 8/15/17(2)(3)	200	204
Bayview Commercial Asset Trust
08-1, A2A 144A 1.210%, 1/25/38(2)(3)	223	220
08-1, A3 144A 1.710%, 1/25/38(2)(3)	330	278
BCAP LLC Trust 5.000%, 11/25/36	175	181
Bear Stearns Adjustable Rate Mortgage Trust 03-9, 4A1 4.846%, 2/25/34(2)	255	260
Bear Stearns Alternate Loan Trust 05-4, 24A1 2.980%, 5/25/35(2)	166	159
Bear Stearns Asset Backed Securities Trust 5.500%, 9/25/33	646	668
Bear Stearns Commercial Mortgage Securities, Inc.
04-T14, A4 5.200%, 1/12/41(2)	625	649
04-PWR3, A4 4.715%, 2/11/41	575	593
06-PW13, AM 5.582%, 9/11/41(2)	300	335
07-PW18, A4 5.700%, 6/11/50	300	358
Citigroup—Deutsche Bank Commercial Mortgage Trust
06-CD2, A4 5.304%, 1/15/46(2)	275	308
07-CD4, A4 5.322%, 12/11/49	275	315
Commercial Mortgage Pass-Through Certificates 07-C2, A3 5.542%, 1/15/49(2)	165	188
Countrywide Alternative Loan Trust
04-22CB, 1A1 6.000%, 10/25/34	657	681
04-24CB, 1A1 6.000%, 11/25/34	481	477
Deutsche Bank—UBS Mortgage Trust 11-LC3A, A2 3.642%, 8/10/44	350	381
Ford Credit Auto Owner Trust 11-A, A4 1.650%, 5/15/16	510	518
GMAC Commercial Mortgage Securities, Inc. 04-C3, A4 4.547%, 12/10/41	213	213
GMAC Mortgage Corp. Loan Trust 04-AR1, 12A 3.472%, 6/25/34(2)	458	472

	PAR VALUE	VALUE
Non-Agency—continued
Goldman Sachs Mortgage Securities Corp. II
07-EOP, G 144A 2.790%, 3/6/20(2)(3)	$400	$401
07-EOP, H, 144A 3.300%, 3/6/20(2)(3)	170	171
07-GG10, A4 5.789%, 8/10/45(2)	275	317
Greenwich Capital Commercial Funding Corp. 07-GG9, A4 5.444%, 3/10/39	475	547
JPMorgan Chase Commercial Mortgage Securities Corp.
10-CNTR, A1, 144A 3.300%, 8/5/32(3)	309	331
06-LDP9, A3 5.336%, 5/15/47	300	343
07-CB18, A3 5.447%, 6/12/47	244	252
JPMorgan Chase Mortgage Trust 05-A4, 3A1 2.590%, 7/25/35(2)	219	217
Lehman Brothers—UBS Commercial Mortgage Trust
05-C5, A3 4.964%, 9/15/30	35	35
06-C6, A4 5.372%, 9/15/39	500	575
07-C2, A3 5.430%, 2/15/40	525	602
07-C7, A3 5.866%, 9/15/45(2)	750	894
MASTR Alternative Loans Trust 04-10, 3A1 5.000%, 9/25/19	260	265
MASTR Asset Securitization Trust 04-6, 4A1 5.000%, 7/25/19	320	333
Morgan Stanley Capital I, Inc.
06-T23, A2 5.749%, 8/12/41(2)	295	297
06-IQ12, A4 5.332%, 12/15/43	615	707
07-IQ14, A4 5.692%, 4/15/49(2)	300	348
Motel 6 Trust 12-MTLB, D 144A 3.781%, 10/5/25(3)	185	185
Northstar Mortgage Trust 12-1 144A 1.410%, 8/25/29(3)	170	169
ORES NPL LLC 144A 4.000%, 9/25/44(3)	266	267
Residential Funding Mortgage Securities II Home Loan Trust, 01-HS2, A5 7.420%, 4/25/31	26	26
Residential Funding Mortgage Securities I, Inc. 05-S1, 1A2 5.500%, 2/25/35	300	307
Residential Funding Securities Corp. Trust 03-RM2, AII 5.000%, 5/25/18	183	189

See Notes to Financial Statements

VIRTUS LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
Royal Bank of Scotland Group plc—Greenwich Capital Holdings, Inc. Mortgage Loan Trust 05-1 144A 3.242%, 3/25/34(3)	$201	$197
S2 Hospitality LLC 12-LV1, A 144A 4.500%, 4/15/25(3)	326	327
SMA Issuer I LLC 144A 3.500%, 8/20/25(3)	150	151
Springleaf Mortgage Loan Trust 12-3A, A 144A 1.570%, 12/25/59(3)	168	169
Structured Asset Securities Corp.
03-AL1, A 144A 3.357%, 4/25/31(3)	403	392
03-34A, 6A 2.906%, 11/25/33(2)	549	546
SunTrust Adjustable Rate Mortgage Loan Trust 07-S1, 5A1 4.770%, 1/25/37(2)	103	101
Wachovia Bank Commercial Mortgage Trust
06-C25, AM 5.736%, 5/15/43(2)	275	308
07-C30, A5 5.342%, 12/15/43	600	687
07-C31, A4 5.509%, 4/15/47	300	347
07-C32, A3 5.737%, 6/15/49(2)	615	717
07-C33, A4 5.921%, 2/15/51(2)	275	323
Washington Mutual Mortgage Pass Through Certificates 5.000%, 9/25/18	353	363
Wells Fargo Mortgage Backed Securities Trust
03-G, A1 4.100%, 6/25/33(2)	167	169
04-Z, 2A1 2.623%, 12/25/34(2)	366	371
05-14, 2A1 5.500%, 12/25/35	259	275

		21,751
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $26,774)		27,313

ASSET-BACKED SECURITIES—18.9%
Ally Auto Receivables Trust 10-2, A4 2.090%, 5/15/15	700	708
AmeriCredit Automobile Receivables Trust
11-5, A3 1.550%, 7/8/16	465	471
12-1, C 2.670%, 1/8/18	153	157
12-3, C 2.420%, 5/8/18	369	383
12-3, D 3.030%, 7/9/18	453	463
12-4, D 2.680%, 10/9/18	160	162

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—continued
Avis Budget Rental Car Funding (AESOP) LLC
09-2A, A 144A 5.680%, 2/20/14(3)	$127	$127
12-3A, A, 144A 2.100%, 3/20/19(3)	540	551
Beacon Container Finance LLC 12-1A, A, 144A 3.720%, 9/20/27(3)	171	175
BXG Receivables Note Trust 12-A, A 144A 2.660%, 12/2/27(3)	153	154
California Republic Auto Receivables Trust 2012-1 12-1, B, 144A 1.760%, 1/16/18(3)	200	200
CarMax Auto Owner Trust 12-1, A3 0.890%, 9/15/16	570	574
Centerpoint Energy Transition Bond Co. LLC
01-1, A4 5.630%, 9/15/15	113	116
12-1, A1 0.901%, 4/15/18	507	511
Centre Point Funding LLC 12-2A, 1, 144A 2.610%, 8/20/21(3)	371	373
Citibank Credit Card Issuance Trust
03-A10, A10 4.750%, 12/10/15	555	578
05-A2, A2 4.850%, 3/10/17	495	541
Citibank Omni Master Trust 09-A17, A17 144A 4.900%, 11/15/18(3)	510	550
Conseco Financial Corp. 97-3, A5 7.140%, 3/15/28	448	491
Dominos Pizza Master Issuer LLC 12-1A, A2 144A 5.216%, 1/25/42(3)	297	333
Exeter Automobile Receivables Trust 12-2A, C 144A 3.060%, 7/16/18(3)	200	203
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	249	250
Hertz Vehicle Financing LLC 11-1A, A2 144A 3.290%, 3/25/18(3)	120	129
Honda Auto Receivables Owner Trust 10-1, A4 1.980%, 5/23/16	149	150
IMC Home Equity Loan Trust 97-5, A9 7.310%, 11/20/28	222	223
Master Credit Card Trust 12-2A, A 144A 0.780%, 4/21/17(3)	540	541

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—continued
Origen Manufactured Housing Contract Trust 04-B, M1 5.730%, 11/15/35(2)	$124	$132
Residential Funding Mortgage Securities II, Inc. 07-HI1, A3 5.720%, 3/25/37	155	155
Santander Drive Auto Receivables Trust
11-2, B 2.660%, 1/15/16	300	307
12-2, D 3.870%, 2/15/18	225	236
12-6, C 1.940%, 3/15/18	355	355
12-3, C 3.010%, 4/16/18	375	387
12-5, C 2.700%, 8/15/18	150	155
Sierra Receivables Funding Co., LLC
10-3A, B, 144A 4.440%, 11/20/25(3)	205	213
12-3A, A, 144A 1.870%, 8/20/29(3)	332	331
Silverleaf Finance LLC 12-D, A, 144A 3.000%, 3/17/25(3)	167	167
SLM Corp. 12-C, A2 144A 3.310%, 10/15/46(3)	300	318
SNAAC Auto Receivables Trust 12-1A, A, 144A 1.780%, 6/15/16(3)	191	192
Structured Asset Securities Corp.
03-AL2, A, 144A 3.357%, 1/25/31(3)	277	278
01-SB1, A2 3.375%, 8/25/31	173	170
05-2XS, 2A2 1.714%, 2/25/35(2)	333	290
SVO VOI Mortgage Corp. 12-AA, A, 144A 2.000%, 9/20/29(3)	187	187
Tidewater Auto Receivables Trust 12-AA, B, 144A 2.430%, 4/15/19(3)	150	150
U-Haul S Fleet LLC 10-BT1A, 1, 144A 4.899%, 10/25/23(3)	252	273
USAA Auto Owner Trust 09-2, A4 2.530%, 7/15/15	823	828
Westgate Resorts LLC 3.000%, 1/20/25(3)	221	223
World Omni Automobile Lease Securitization Trust 12-A, A3 0.930%, 11/16/15	300	302
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $14,636)		14,763

CORPORATE BONDS AND NOTES—32.4%

Consumer Discretionary—1.4%
CBS Corp. 1.950%, 7/1/17	175	178
DISH DBS Corp. 4.625%, 7/15/17	60	63

See Notes to Financial Statements

VIRTUS LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
QVC, Inc.
144A 7.125%, 4/15/17(3)	$100	$105
144A 7.500%, 10/1/19(3)	200	221
Time Warner Cable, Inc. 6.750%, 7/1/18	215	268
Wyndham Worldwide Corp. 5.750%, 2/1/18	200	224

		1,059

Consumer Staples—0.2%
Sigma Alimentos SA de CV 144A 5.625%, 4/14/18(3)	150	169

Energy—0.7%
Anadarko Petroleum Corp.
6.375%, 9/15/17	275	328
8.700%, 3/15/19	75	101
TNK-BP Finance SA RegS 7.500%, 7/18/16(5)	105	122

		551

Financials—21.1%
Aircastle Ltd. 144A 6.250%, 12/1/19(3)	175	183
Akbank TAS 144A 3.875%, 10/24/17(3)	150	154
American International Group, Inc.
2.375%, 8/24/15	90	93
4.875%, 9/15/16	200	224
Banco Bilbao Vizcaya Argentaria Bancomer SA
3.250%, 5/16/14	100	100
144A 4.500%, 3/10/16(3)	150	159
Banco Bradesco SA
144A 4.125%, 5/16/16(3)	200	211
144A 4.500%, 1/12/17(3)	200	213
Banco de Credito e Inversiones 144A 3.000%, 9/13/17(3)	225	229
Banco Santander SA
144A 4.500%, 4/6/15(3)	325	336
144A 3.750%, 9/22/15(3)	225	236
Bangkok Bank Plc 144A 2.750%, 3/27/18(3)	250	253
Barclays Bank plc
5.200%, 7/10/14	100	106
144A 6.050%, 12/4/17(3)	100	111
Bear Stearns Cos., Inc. LLC (The) 7.250%, 2/1/18	100	125
Capital One Financial Corp. 6.150%, 9/1/16	625	715
Chubb Corp. (The) 6.375%, 3/29/67(2)	175	191
Citigroup, Inc.
4.875%, 5/7/15	275	292
0.581%, 6/9/16(2)	100	94
5.500%, 2/15/17	75	83

	PAR VALUE	VALUE
Financials—continued
CNA Financial Corp. 5.850%, 12/15/14	$175	$190
Cooperative Centrale Raiffeissen-Boerenleenbank NV 2.125%, 10/13/15	415	428
Countrywide Financial Corp. 6.250%, 5/15/16	275	302
DNB Bank ASA 144A 3.200%, 4/3/17(3)	550	586
Fifth Third Bancorp
6.250%, 5/1/13	635	647
4.500%, 6/1/18	150	167
General Electric Capital Corp.
1.600%, 11/20/17	125	125
5.625%, 5/1/18	365	433
General Motors Financial Co., Inc. 144A 4.750%, 8/15/17(3)	120	126
Genworth Financial, Inc. 7.625%, 9/24/21	65	72
Goldman Sachs Group, Inc. (The)
3.700%, 8/1/15	635	670
5.350%, 1/15/16	75	83
5.625%, 1/15/17	75	82
7.500%, 2/15/19	50	63
HCP, Inc. 3.750%, 2/1/19	275	290
Health Care REIT, Inc. 4.700%, 9/15/17	200	223
HSBC USA, Inc. 1.625%, 1/16/18	310	310
Hutchison Whampoa International Ltd. Series 12 144A 6.000%, 5/29/49(2)(3)(6)(10)	280	297
Hyundai Capital Services, Inc.
144A 4.375%, 7/27/16(3)	200	215
144A 2.125%, 10/2/17(3)	60	60
Jefferies Group, Inc. 5.125%, 4/13/18	150	158
JPMorgan Chase & Co. 6.125%, 6/27/17	75	88
KeyCorp 6.500%, 5/14/13	75	77
Lincoln National Corp.
8.750%, 7/1/19	50	67
6.050%, 4/20/67(2)(6)	75	75
Macquarie Bank Ltd. 144A 3.450%, 7/27/15(3)	80	83
Mercantile Bankshares Corp. Series B, 4.625%, 4/15/13	100	101
Metropolitan Life Global Funding I 144A 1.700%, 6/29/15(3)	230	235
Morgan Stanley
6.000%, 5/13/14	100	106
3.800%, 4/29/16	535	561
5.750%, 10/18/16	100	111
PNC Funding Corp. 5.625%, 2/1/17	10	12

	PAR VALUE	VALUE
Financials—continued
Progressive Corp. (The) 6.700%, 6/15/37(2)	$60	$65
Prudential Financial, Inc.
4.750%, 9/17/15	100	110
3.000%, 5/12/16	255	269
8.875%, 6/15/38(2)(6)	100	122
QGOG Constellation S.A. 144A 6.250%, 11/9/19(3)	200	209
Regions Financial Corp.
4.875%, 4/26/13	510	515
5.750%, 6/15/15	50	54
Rosneft Oil Co. ( Rosneft International Finance Ltd.) 144A 3.149%, 3/6/17(3)(7)	200	203
Royal Bank of Scotland plc (The) 3.950%, 9/21/15	635	674
Russian Agricultural Bank OJSC (RSHB Capital SA) 144A 5.298%, 12/27/17(3)	200	215
Ryder System, Inc. 2.500%, 3/1/17	220	224
Santander Holdings USA, Inc. 3.000%, 9/24/15	20	20
Santander U.S. Debt S.A.U. 144A 3.724%, 1/20/15(3)	200	201
Sberbank of Russia (Sberbank CapItal SA) 144A 4.950%, 2/7/17(3)(7)	400	431
SLM Corp. 4.625%, 9/25/17	265	271
Societe Generale S.A. 144A 3.500%, 1/15/16(3)	225	234
Telecom Italia Capital SA
6.175%, 6/18/14	100	105
7.175%, 6/18/19	50	58
Toyota Motor Credit Corp. 2.050%, 1/12/17	635	657
Ventas Realty LP (Ventas Capital Corp.) 4.000%, 4/30/19	175	188
Wells Fargo & Co. 5.125%, 9/15/16	100	113
Willis Group Holdings plc 4.125%, 3/15/16	125	133
Zions Bancorp
7.750%, 9/23/14	150	163
4.500%, 3/27/17	75	78

		16,463

Health Care—0.7%
Community Health Systems, Inc. (CHS) 5.125%, 8/15/18	90	94
Express Scripts Holding Co. 144A 3.500%, 11/15/16(3)	225	240

See Notes to Financial Statements

VIRTUS LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Health Care—continued
HCA, Inc. 6.500%, 2/15/20	$170	$192

		526

Industrials—5.1%
America West Airlines, Inc. Pass-Through-Trust Series 99-1, G 7.930%, 1/2/19	118	127
Atlas Air Pass-Through-Trust 00-1. A 8.707%, 1/2/19	119	127
Continental Airlines Pass-Through-Trust
98-1, A 6.648%, 9/15/17	83	88
97-4, A 6.900%, 1/2/18	283	308
99-1, A 6.545%, 2/2/19	210	229
01-A1 6.703%, 6/15/21	134	146
Delta Air Lines Pass-Through-Trust 12-1A, 1A 4.750%, 5/7/20	550	588
Sappi Papier Holding GmbH 144A 7.750%, 7/15/17(3)	200	219
Spirit Aerosystems, Inc. 7.500%, 10/1/17	170	183
Textron, Inc. 4.625%, 9/21/16	635	691
U.S. Airways Pass-Through-Trust
98-1 6.850%, 1/30/18	324	340
99-1A 8.360%, 1/20/19	182	201
01-1G 7.076%, 3/20/21	168	175
UAL Pass-Through-Trust 09-2 9.750%, 1/15/17	439	508

		3,930

Information Technology—0.4%
Dun & Bradstreet Corp. (The) 3.250%, 12/1/17	200	202
Tech Data Corp. 3.750%, 9/21/17	15	16
Xerox Corp. 4.250%, 2/15/15	100	105

		323

Materials—1.0%
Allegheny Technologies, Inc. 9.375%, 6/1/19	175	222
CRH America, Inc. 8.125%, 7/15/18	100	121
International Paper Co. 9.375%, 5/15/19	125	170
Methanex Corp 3.250%, 12/15/19	155	156
Nufarm Australia Ltd. 144A 6.375%, 10/15/19(3)	135	142

		811

	PAR VALUE	VALUE
Telecommunication Services—1.4%
America Movil SAB de CV 2.375%, 9/8/16	$250	$260
CenturyLink, Inc. 6.000%, 4/1/17	100	111
Qwest Corp. 6.500%, 6/1/17	100	117
SBA Tower Trust 144A 2.933%, 12/15/17(3)	155	161
Sprint Nextel Corp. 6.000%, 12/1/16	115	126
Telefonica Emisiones SAU 6.421%, 6/20/16	175	193
Verizon Communications, Inc. 4.600%, 4/1/21	70	81

		1,049

Utilities—0.4%
Abu Dhabi National Energy Co. 144A 2.500%, 1/12/18(3)	200	202
Centrais Eletricas Brasileiras SA 144A 6.875%, 7/30/19(3)	125	142

		344
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $24,279)		25,225

LOAN AGREEMENTS—3.1%

Consumer Discretionary—0.8%
Allison Transmission, Inc. Tranche B-3 4.250%, 8/23/19	37	37
Caesars Entertainment Operating Co., Inc. (Harrah's Operating Company, Inc.) Tranche B-4, 9.500%, 10/31/16	144	147
Charter Communications Operating LLC Tranche D, 4.000%, 5/15/19	124	126
MedAssets, Inc. Tranche B 4.000%, 12/13/19	17	17
MGM Resorts International Tranche B, 4.250%, 12/20/19	46	47
Penn National Gaming, Inc. Tranche B, 3.750%, 7/16/18	117	117
PVH Corp. 0.000%, 12/31/19	37	37
Riverbed Technology, Inc. 0.000%, 12/18/19	37	37
TCW Group 0.000%, 12/31/19	90	90

		655

Energy—0.2%
Chesapeake Energy Corp. 5.750%, 12/2/17	145	145

	PAR VALUE	VALUE
Energy—continued
Plains Exploration & Production Co. 4.000%, 11/30/19	$25	$25

		170

Financials—0.2%
RPI Finance Trust 4.000%, 11/9/18	124	125

Health Care—0.8%
DaVita, Inc. Tranche B-2 4.000%, 11/1/19	87	88
Health Management Associates, Inc. Tranche B, 4.500%, 11/16/18	136	137
Hologic, Inc. Tranche B 4.500%, 8/1/19	125	127
Valeant Pharmaceuticals International, Inc.
Series C Tranche B, 4.250%, 2/13/19	166	167
Series D Tranche B, 4.250%, 12/11/19	25	25
Warner Chilcott Co. LLC Tranche B-2, 4.250%, 3/15/18	8	8
Warner Chilcott Corp.
Tranche B-1, 4.250%, 3/15/18	6	6
Tranche B-1, 4.250%, 3/15/18	16	17
(WC Luxco S.A.R.L.) Tranche B-3, 4.250%, 3/15/18	11	11

		586

Industrials—0.6%
AWAS Finance Luxemborg S.A. 4.750%, 7/16/18	152	153
Delta Air Lines Pass-Through-Trust Tranche B-1 5.250%, 10/18/18	54	55
Garda Security Group, Inc. Tranche B 4.500%, 11/13/19	52	52
WireCo Worldgroup, Inc. 6.000%, 2/15/17	35	36
Zuffa LLC 7.500%, 6/19/15	154	155

		451

Information Technology—0.2%
Genpact Ltd. 4.250%, 8/30/19	25	25
IMS Health, Inc. Tranche B 4.500%, 8/26/17	75	75
Spansion LLC 5.250%, 12/13/18	60	61

See Notes to Financial Statements

VIRTUS LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Information Technology—continued
Sungard Data Systems, Inc. Tranche D 4.500%, 1/31/20	$20	$20

		181

Materials—0.3%
Fortescue Metals Group Ltd. 5.250%, 10/18/17	78	79
Huntsman International LLC Extended Tranche B, 2.757%, 4/19/17	148	149

		228
TOTAL LOAN AGREEMENTS
(Identified Cost $2,367)		2,396

	SHARES
PREFERRED STOCK—0.1%

Financials—0.1%
JPMorgan Chase & Co. 7.90%(2)	75,000	85
TOTAL PREFERRED STOCK
(Identified Cost $81)		85
TOTAL LONG TERM INVESTMENTS—97.9%
(Identified cost $74,650)		76,320	(9)
SHORT-TERM INVESTMENTS—1.9%

Money Market Mutual Funds—1.9%
BlackRock Liquidity Funds TempFund Portfolio – Institutional Shares (seven-day effective yield 0.140%)	1,452,924	1,453
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $1,453)		1,453
TOTAL INVESTMENTS—99.8%
(Identified Cost $76,103)		77,773	(1)
Other assets and liabilities, net—0.2%		162

NET ASSETS—100.0%		$77,935

Abbreviations:

FNMA	Federal National Mortgage Association ("Fannie Mae").
GNMA	Government National Mortgage Association ("Ginnie Mae")
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

Foreign Currency:

NOK	Norwegian Krone

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2012.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to a value of $16,527 or 21.2% of net assets.
(4)	Amount is less than $500.
(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(6)	Interest payments may be deferred.
(7)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	This security has a delayed delivery settlement date.
(9)	A portion of the Fund’s assets have been segregated for delayed delivery settlements.
(10)	No contractual maturity date.

Country Weightings† (Unaudited)
United States	88%
Brazil	2
Canada	1
Luxembourg	1
Mexico	1
Norway	1
United Kingdom	1
Other	5
Total	100%
† % of total investments as of December 31, 2012

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2012

(See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2012	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Asset-Backed Securities	$14,763	$—	$14,763
Corporate Bonds and Notes	25,225	—	25,225
Foreign Government Securities	160	—	160
Loan Agreements	2,396	—	2,396
Mortgage-Backed Securities	27,313	—	27,313
U.S. Government Securities	5,945	—	5,945
U.S. Government Agency Obligations	433	—	433
Equity Securities:
Preferred Stock	85	—	85
Short-Term Investments	1,453	1,453	—

Total Investments	$77,773	$1,453	$76,320

There are no Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
MUNICIPAL BONDS(3)—97.4%

Alabama—1.6%
City of Pell Special Care Facilities Financing Authority,
4.000%, 12/1/25	$500	$508
5.000%, 12/1/25	1,000	1,108
Jefferson County Limited Obligation, Series A 5.250%, 1/1/17	4,000	3,981

		5,597

Arizona—1.5%
Maricopa County School District No. 6, Washington Elementary School, Series B 3.000%, 7/1/26	3,000	3,045
Salt River Project Agricultural Improvement & Power District Electric, Series B (Pre-refunded 1/1/13 @ $100) 5.000%, 1/1/25	2,000	2,000

		5,045

California—8.5%
Bay Area Toll Authority, Toll Bridge San Francisco Bay Area , Series F (Pre-refunded 4/1/16 @ $100) 5.000%, 4/1/18	1,000	1,140
City of Lodi, Wastewater System Certificates of Participation, Series A (NATL Insured) (Pre-refunded 10/1/14 @ $100) 5.500%, 10/1/18	1,535	1,673
East Bay Municipal Utility District 5.000%, 6/1/20	5,000	6,302
Grossmont Healthcare District, 2006 Election, Series B 6.000%, 7/15/34	2,000	2,430
M-S-R Energy Authority, Series C 6.500%, 11/1/39	1,655	2,271
San Diego Unified School District,
2008-C – Election 0.000%, 7/1/35	3,000	1,016
2008-C – Election 0.000%, 7/1/36	1,000	317
South Gate Utility Authority, Water and Sewer System, (NATL, FGIC Insured) 0.000%, 10/1/19	1,385	1,060
State Educational Facilities Authority, University of Southern California, Series A 5.250%, 10/1/38	2,000	2,352

	PAR VALUE	VALUE
California—continued
State of California,
Unrefunded Balance 2007 5.000%, 10/1/23	$1,525	$1,530
5.250%, 2/1/29	2,000	2,371
6.000%, 11/1/35	2,750	3,399
Sunnyvale School District, Election 2004, Series C 5.500%, 9/1/34	2,500	3,490

		29,351

Colorado—5.8%
Denver City & County School District No. 1, Series A 5.500%, 12/1/26	1,375	1,684
Gunnison Watershed School District No. 1-J, Series 09 5.250%, 12/1/22	500	604
Public Authority For Colorado Energy, Natural Gas Purchase,
6.125%, 11/15/23	2,135	2,620
6.250%, 11/15/28	2,250	2,909
Regional Transportation District, Sales Tax, Series A 5.250%, 11/1/22	2,240	2,893
State Health Facilities Authority, Catholic Health Initiatives, Series D 6.250%, 10/1/33	650	782
State Public Highway Authority, E-470, Series B (NATL Insured) 0.000%, 9/1/29	665	275
University of Colorado, Enterprise System,
Series A 5.625%, 6/1/22	2,650	3,301
5.000%, 6/1/24	1,000	1,216
5.000%, 6/1/25	2,220	2,685
Series A 5.375%, 6/1/38	1,000	1,166

		20,135

Connecticut—1.1%
State Health & Educational Facility Authority, Yale University, Series U
0.120%, 7/1/33(2)	2,000	2,000
Series Y-2 0.100%, 7/1/35(2)	1,870	1,870

		3,870

District of Columbia—1.3%
Metropolitan Washington Airports Authority, Dulles Airport Metrorail,
Second Lien Sr. Series B (AGC Insured) 0.000%, 10/1/36	2,000	615
Second Lien Series C (AGC Insured) 0.000%, 10/1/41(2)	4,000	4,048

		4,663

	PAR VALUE	VALUE
Florida—3.7%
Brevard County Health Facilities Authority, Health First, Inc. Project 7.000%, 4/1/39	$1,050	$1,313
City of Miami Beach, Stormwater Revenue,
Series A 5.250%, 9/1/23	1,265	1,495
Series A 4.750%, 9/1/41	900	964
Miami-Dade County,
Educational Facilities Authority, University of Miami, Series A 5.250%, 4/1/18	1,000	1,133
Aviation, Series B 5.000%, 10/1/24	1,000	1,204
Orange County, Sales Tax, Series B (NATL, FGIC Insured) (Pre-refunded 1/1/13 @ $100) 5.125%, 1/1/32	2,000	2,000
State Board of Education, Public Education Capital Outlay 2006, Series A (AGM Insured) 4.000%, 6/1/18	2,135	2,368
State Department of Transportation, Right of Way, Series A (AGM Insured) 5.000%, 7/1/32	2,000	2,160

		12,637

Georgia—5.0%
Athens-Clarke Counties Unified Government, Water and Sewer Authority 5.625%, 1/1/28	1,500	1,797
DeKalb County, Water & Sewer,
Series A 5.250%, 10/1/26	2,750	3,307
Series A 5.250%, 10/1/31	1,780	2,096
Series A 5.250%, 10/1/41	2,000	2,289
Fulton County Development Authority, Georgia Tech Athletic Association, Series A 5.000%, 10/1/42	1,000	1,106
Metropolitan Atlanta Rapid Transit Authority, Third Indenture, Series A 4.000%, 7/1/31	3,000	3,236
State of Georgia, Series A 4.000%, 7/1/32	3,000	3,330

		17,161

Idaho—0.5%
State Housing & Finance Association, Federal Highway, Series A 4.500%, 7/15/29	1,500	1,668

See Notes to Financial Statements

VIRTUS TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Illinois—9.0%
Chicago Park District, Series A (NATL, FGIC Insured) 5.000%, 1/1/31	$1,775	$1,967
City of Chicago,
O'Hare International Airport, Passenger Facilities Charge, Series A 5.000%, 1/1/20	750	879
Wastewater Transmission, Second Lien 5.000%, 1/1/22	1,000	1,230
DeKalb County, Community Unit School District No. 428 0.000%, 1/1/30	1,000	431
Metropolitan Pier & Exposition Authority, McCormick Place, Series B (AGM Insured) 0.000%, 6/15/26	1,000	586
State Development Finance Authority, DePaul University, Series C 5.625%, 10/1/20	1,000	1,077
State Educational Facilities Authority, University of Chicago, Series A (Pre-refunded 7/1/13 @ $100) 5.250%, 7/1/22	3,000	3,074
State Finance Authority,
KishHealth System, 4.750%, 10/1/18	700	774
Loyola University, Series A (XLCA Insured) 5.000%, 7/1/22	1,000	1,069
University of Chicago, Series A (Pre-refunded 7/1/14 @ $100) 5.000%, 7/1/26	1,000	1,069
Art Institute of Chicago, Series A 6.000%, 3/1/38	1,875	2,140
Rush University Medical Center, Series A 7.250%, 11/1/38	1,050	1,303
State of Illinois, Sales Tax, 5.000%, 6/15/23	3,250	3,445
State Toll Highway Authority,
Series A-1 (AGM Insured) 5.000%, 1/1/21	3,050	3,443
Series A-1 (AGM Insured) 5.000%, 1/1/24	1,015	1,132
University of Illinois, Auxiliary Facilities System, Series A
5.500%, 4/1/31	1,540	1,809
5.125%, 4/1/36	500	565
5.250%, 4/1/41	500	565
University of Illinois, South Farms Project, (NATL, FGIC Insured) 5.250%, 9/1/20	4,325	4,352

		30,910

	PAR VALUE	VALUE
Indiana—3.5%
Indiana University, (AMBAC Insured) (Pre-refunded 11/15/14 @ $100) 5.250%, 11/15/17	$1,055	$1,153
Series A 5.250%, 6/1/23	1,320	1,624
Indianapolis Local Public Improvement Bond Bank, Series K, 5.000%, 6/1/19	2,500	2,952
State Finance Authority,
5.000%, 2/1/31	2,000	2,354
4.000%, 2/1/32	1,000	1,105
Wayne Township School District, Marion County School Building Corp., (NATL, FGIC) 5.000%, 7/15/24	2,535	2,741

		11,929

Iowa—0.8%
State of Iowa, Prison Infrastructure Funding, 5.000%, 6/15/27	2,250	2,698

Kansas—1.4%
State Department of Transportation, Highway, Series B-2 0.100%, 9/1/19(2)	5,000	5,000

Louisiana—1.4%
State of Louisiana,
Local Government Environmental Facilities & Community Development Authority, 5.000%, 12/1/21	1,000	1,221
Series C 5.000%, 7/15/25	3,000	3,745

		4,966

Maryland—3.9%
City of Baltimore, Convention Center, Sr. Series A (XLCA Insured)
5.250%, 9/1/22	400	416
5.250%, 9/1/23	1,500	1,555
City of Baltimore, Wastewater Project, Series A
5.000%, 7/1/36	350	409
5.000%, 7/1/41	750	871
5.000%, 7/1/41	750	871
State Health & Higher Educational Facilities Authority, Anne Arundel County Health System,
Series A 6.750%, 7/1/29	2,015	2,528
5.000%, 7/1/32	250	277

	PAR VALUE	VALUE
Maryland—continued
State of Maryland, Series A 5.000%, 11/1/17	$5,415	$6,486

		13,413

Massachusetts—4.0%
Commonwealth Bay Transportation Authority, Series A 5.000%, 7/1/22	1,000	1,269
Commonwealth Development Finance Agency, Partners HealthCare, Series L 5.000%, 7/1/25	1,525	1,824
Commonwealth Health & Educational Facilities Authority, Harvard University, Series A 5.500%, 11/15/36	2,000	2,394
Commonwealth of Massachusetts, Series B 0.120%, 8/1/15(2)	3,000	3,000
Commonwealth School Building Authority,
5.000%, 8/15/20	1,500	1,881
Sr. Series A 5.000%, 8/15/30	835	1,013
Sr. Series B 5.000%, 10/15/35	1,000	1,170
Sr. Series B 5.000%, 10/15/41	1,000	1,144

		13,695

Michigan—2.2%
City of Detroit,
Water Supply System, Sr. Lien Series A (AGM insured) 5.000%, 7/1/23	4,750	5,081
Sewer Disposal, Sr. Lien Series B (AGM Insured) 7.500%, 7/1/33	1,000	1,246
State of Michigan, Highway Improvements, (AGM Insured) 5.250%, 9/15/19	1,015	1,183

		7,510

Missouri—3.5%
Metropolitan St. Louis District Sewer, Series A 5.750%, 5/1/38	2,000	2,342
State Health & Educational Facilities Authority, St. Louis University, Series B-2 0.080%, 10/1/35(2)	3,900	3,900

See Notes to Financial Statements

VIRTUS TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Missouri—continued
State Highway & Transportation Commission, 5.000%, 2/1/19	$4,695	$5,790

		12,032

Nebraska—0.3%
University of Nebraska – Lincoln, Series A 5.000%, 7/1/22	1,000	1,198

Nevada—0.3%
Las Vegas Valley Water District, Series B (AGM Insured) 5.000%, 6/1/25	1,000	1,213

New Jersey—2.7%
State Economic Development Authority, (AGM Insured) 5.000%, 6/15/22	3,000	3,539
State Housing & Mortgage Finance Agency, 4.375%, 4/1/28	1,995	2,160
State Transportation Trust Fund Authority,
Series B 5.500%, 6/15/31	1,500	1,805
Series A 6.000%, 6/15/35	1,500	1,835

		9,339

New York—8.0%
City of New York, Series E-1 6.250%, 10/15/28	1,000	1,241
City of New York, Industrial Development Agency, Queens Baseball Stadium Project,
(AMBAC Insured) 5.000%, 1/1/20	900	938
(AGC Insured) 6.125%, 1/1/29	500	590
(AMBAC Insured) 5.000%, 1/1/31	470	474
(AGC Insured) 6.375%, 1/1/39	1,000	1,165
City of New York, Municipal Water Finance Authority, Water & Sewer System, Series A-09,
5.500%, 6/15/21	500	612
5.500%, 6/15/22	1,000	1,215
5.625%, 6/15/24	1,050	1,283
5.750%, 6/15/40	6,590	7,852
City of New York, Transitional Finance Authority,
Building Aid, Sub-Series S-1A 5.000%, 7/15/25	1,000	1,195
Series B 5.000%, 8/1/28	1,000	1,028

	PAR VALUE	VALUE
New York—continued
Hudson Yards Infrastructure Corp., Series A 5.750%, 2/15/47	$1,400	$1,660
Long Island Power Authority, Series A 5.000%, 9/1/42	1,300	1,460
Metropolitan Transportation Authority, Series 08-C 6.250%, 11/15/23	3,140	3,942
State Municipal Bond Bank Agency, 5.000%, 12/1/20	1,995	2,474
State Thruway Authority, Series I 5.000%, 1/1/37	500	564

		27,693

North Carolina—0.3%
State Turnpike Authority, 5.000%, 7/1/36	1,000	1,140

North Dakota—0.4%
Barnes County North Public School District Building Authority, 4.250%, 5/1/27	1,330	1,389

Ohio—2.0%
City of Columbus School District, School Facilities Constructions & Improvements, (AGM Insured) 5.000%, 12/1/19	500	575
City of Piqua School District, School Improvements,
3.500%, 12/1/31	500	509
3.625%, 12/1/32	750	766
New Albany Community Authority, Series C 5.000%, 10/1/24	1,250	1,462
State Higher Educational Facility Commission, University Hospital Health System, Series A-09 (Pre-refunded 1/15/15 @ $100) 6.750%, 1/15/39	1,000	1,128
State of Ohio, Common Schools, Series A 5.000%, 9/15/24	2,000	2,570

		7,010

Oklahoma—0.7%
State Turnpike Authority, Second Sr. Series B,
5.000%, 1/1/29	1,250	1,476
5.000%, 1/1/31	750	879

		2,355

	PAR VALUE	VALUE
Pennsylvania—2.3%
Chester County Health & Education Facilities Authority, Chester County Hospital, Series A 6.750%, 7/1/31	$1,000	$1,001
Commonwealth Turnpike Commission Authority,
Sub-Series B 5.250%, 12/1/31	2,000	2,304
Sub-Series B2 0.000%, 12/1/34(2)	1,750	1,719
Sub-Series E 0.000%, 12/1/38(2)	2,000	1,940
Reading Area Water Authority, 5.250%, 12/1/36	1,000	1,114

		8,078

Puerto Rico—2.2%
Commonwealth Sales Tax Finance Corp., Sub-Series A (Pre-refunded 2/1/14 @ $100) 6.125%, 8/1/29	85	90
Unrefunded Balance, Sub-Series A 6.125%, 8/1/29	2,915	3,041
First Sub-Series A 6.000%, 8/1/42	1,185	1,266
First Sub-Series A 6.500%, 8/1/44	3,000	3,290

		7,687

South Carolina—0.4%
County of Dorchester, Waterworks & Sewer System, 5.000%, 10/1/28	1,020	1,217

Texas—11.7%
Alamo Community College District, 4.000%, 8/15/37	2,820	2,941
Carrollton-Farmers Branch Independent School District, (PSF Guaranteed) 5.000%, 2/15/20	2,500	3,105
City of Corpus Christi, General Improvement, 5.000%, 3/1/28	3,060	3,611
City of El Paso, Water & Sewer Improvements, Series A 5.000%, 3/1/23	750	929

See Notes to Financial Statements

VIRTUS TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Texas—continued
City of San Antonio,
Electric & Gas, (AGM Insured) (Pre-refunded 2/1/15 @ $100) 5.000%, 2/1/23	$3,000	$3,284
General Improvement, 4.000%, 2/1/30	1,000	1,100
Dallas Independent School District, School Building, (PSF Guaranteed) 5.250%, 2/15/30	1,850	2,168
Forney Independent School District,
School Building, Series A (PSF Guaranteed) 5.750%, 8/15/33	750	909
School Building, Series A (PSF Guaranteed) 6.000%, 8/15/37	2,000	2,436
Harris County Health Facilities Development Authority, Memorial Hermann Healthcare System, Series B 7.250%, 12/1/35	2,450	3,063
La Joya Independent School District, (PSF Guaranteed) 5.000%, 2/15/20	1,000	1,242
North Texas Municipal Water District, 4.000%, 9/1/30	3,000	3,261
Southmost Regional Water Authority,
Desalination Plant Project, (AGM Insured) 5.000%, 9/1/23(4)	1,085	1,299
5.000%, 9/1/25	1,015	1,194
State Municipal Gas Acquisition & Supply Corp. I, Sr. Lien Series D 6.250%, 12/15/26	1,580	2,018
State Municipal Gas Acquisition & Supply Corp. II, 0.893%, 9/15/27(2)	3,000	2,493
State of Texas, Series A 0.140%, 12/1/42(2)	3,900	3,900
Ysleta Independent School District, Series A(PSF Guaranteed) 4.000%, 8/15/25	1,140	1,310

		40,263

Vermont—1.0%
University of Vermont & State Agricultural College, Series A 5.000%, 10/1/38	3,000	3,408

	PAR VALUE	VALUE
Virginia—1.7%
Commonwealth Housing Development Authority, 3.625%, 3/1/32	$1,565	$1,602
Commonwealth Public Schools Authority, School Financing, Series 1997 5.000%, 8/1/22	3,000	3,784
Commonwealth University Health System Authority, 4.750%, 7/1/41	500	550

		5,936

Washington—2.9%
State of Washington,
Series R-2013A 5.000%, 7/1/22	5,000	6,345
Motor Vehicle Fuel, Series B-1 5.000%, 8/1/25	3,000	3,645

		9,990

Wisconsin—1.8%
State Department of Transportation, Series 2 5.000%, 7/1/24	2,000	2,507
State of Wisconsin, Series B 5.000%, 5/1/21	3,000	3,763

		6,270
TOTAL MUNICIPAL BONDS
(Identified Cost $312,428)		336,466
TOTAL LONG TERM INVESTMENTS—97.4%
(Identified cost $312,428)		336,466	(5)

	SHARES
SHORT-TERM INVESTMENTS—1.9%

Money Market Mutual Funds—1.9%
BlackRock Liquidity Funds MuniCash Portfolio –Institutional Shares (seven-day effective yield 0.070%)	6,544,559	6,545
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $6,545)		6,545
TOTAL INVESTMENTS—99.3%
(Identified Cost $318,973)		343,011	(1)
Other assets and liabilities, net—0.7%		2,272

NET ASSETS—100.0%		$345,283

Abbreviations:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
FGIC	Financial Guaranty Insurance Company
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
XLCA	XL Capital Assurance

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2012.
(3)	At December 31, 2012, 18% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. None of the Insurers concentration exceeds 10% of the Funds’ net assets.
(4)	This security has a delayed delivery settlement date.
(5)	A portion of the Fund’s assets have been segregated for delayed delivery settlements.

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2012	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Municipal Bonds	$336,466	$—	$336,466
Equity Securities:
Money Market Mutual Funds	6,545	6,545	—

Total Investments	$343,011	$6,545	$336,446

There are no Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS INSIGHT GOVERNMENT MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
FEDERAL AGENCY SECURITIES—62.2%
FFCB
0.176%, 1/2/13(2)(4)	$7,150	$7,149
0.196%, 1/2/13(2)(4)	14,000	13,998
0.250%, 1/25/13(2)(4)	11,675	11,675
0.186%, 1/16/13(2)(4)	17,000	17,001
0.191%, 1/24/13(2)(4)	4,250	4,250
0.260%, 1/25/13(2)	10,000	10,001
0.180%, 8/7/13	6,000	6,000
FHLB
0.200%, 1/2/13(2)(4)	10,000	10,000
0.200%, 1/2/13(2)(4)	20,000	20,000
0.200%, 1/2/13(2)(4)	20,000	19,999
0.120%, 1/11/13(3)	15,000	15,000
0.135%, 1/11/13(3)	15,000	14,999
0.183%, 1/12/13(2)(4)	20,000	20,000
0.077%, 1/23/13(2)	20,000	19,999
0.035%, 1/24/13(3)	20,000	20,000
0.181%, 1/25/13(2)(4)	35,000	35,001
0.170%, 1/28/13(2)(4)	15,000	14,999
0.105%, 2/1/13(3)	15,000	14,999
0.150%, 2/13/13(3)	5,900	5,899
0.129%, 3/19/13(2)(4)	15,000	14,995
1.625%, 3/20/13	7,330	7,353
0.230%, 4/17/13	3,100	3,100
0.125%, 4/23/13	10,000	9,996
0.170%, 5/8/13(3)	18,000	17,989
0.170%, 5/21/13(3)	10,000	9,993
0.144%, 6/28/13(3)	10,000	9,993
0.250%, 7/1/13	9,000	8,998
FHLMC
0.340%, 1/2/13(2)(4)	20,000	20,002
0.150%, 1/3/13(3)	12,800	12,800
0.185%, 1/4/13(2)(4)	15,000	14,999
0.080%, 1/7/13(3)	25,000	25,000
0.010%, 1/11/13(3)	14,665	14,665
0.000%, 1/28/13	15,000	14,998
0.000%, 2/11/13	15,000	14,998
0.000%, 2/19/13	8,500	8,499
0.150%, 2/25/13(3)	25,500	25,494
0.150%, 3/11/13(3)	8,000	7,998
0.155%, 3/15/13(3)	5,000	4,998
0.155%, 3/18/13(3)	10,000	9,997
0.155%, 3/25/13(3)	15,000	14,995
0.155%, 3/26/13(3)	14,000	13,995
0.160%, 4/1/13(3)	15,000	14,994
0.160%, 4/29/13(3)	16,075	16,067
FNMA
0.246%, 1/2/13(2)(4)	9,000	8,999
0.125%, 1/9/13(3)	20,000	20,000
0.110%, 1/11/13(3)	4,000	4,000
0.070%, 1/14/13(3)	20,000	20,000
0.080%, 1/14/13(3)	20,000	19,999
0.140%, 2/6/13(3)	20,000	19,997
3.625%, 2/12/13	13,500	13,552
0.150%, 3/4/13	10,350	10,347
0.155%, 3/20/13(3)	15,000	14,995
0.155%, 3/27/13(3)	15,000	14,995
1.750%, 5/7/13	14,074	14,151
1.500%, 6/26/13	17,925	18,040
Overseas Private Investment Corp.
0.170%, 1/9/13(10/20/17)(2)(4)(5)	2,500	2,500

	PAR VALUE	VALUE
FEDERAL AGENCY SECURITIES—continued
0.170%, 1/9/13(6/15/17)(2)(4)(5)	$15,000	$15,000
0.170%, 1/9/13(11/15/13)(2)(4)(5)	4,408	4,408
0.170%, 1/9/13(06/28/28)(2)(4)(5)	9,000	9,000
TOTAL FEDERAL AGENCY SECURITIES
(Identified Cost $807,868)		807,868

REPURCHASE AGREEMENTS—33.9%
Barclays Bank PLC 0.180% dated 12/31/12 due 1/2/13, repurchase price $39,000 collateralized by U.S. Treasury Bond/Note .025%-4.5%, 9/15/15-5/15/38 market value $39,780	39,000	39,000
Goldman Sachs & Co. 0.250% dated 12/31/12 due 1/2/13, repurchase price $165,002 collateralized by FHLMC, FNMA, 3.50%-5.000%, 8/1/26-3/1/41 market value $168,300	165,000	165,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. 0.150% dated 12/31/12 due 1/2/13, repurchase price $236,954 collateralized by FNMA 3.00%-4.00%, 1/1/27-9/1/42 market value $241,692	236,953	236,953
TOTAL REPURCHASE AGREEMENTS
(Identified Cost $440,953)		440,953

	SHARES	VALUE
MONEY MARKET MUTUAL FUNDS—3.9%
Goldman Sachs Financial Square Funds – Treasury Instruments Fund (seven-day effective yield 0.001%)	15,000,002	15,000
INVESCO Short-Term Investment Treasury Portfolio (The) – Institutional Shares (seven-day effective yield 0.020%)	35,000,128	35,000
TOTAL MONEY MARKET MUTUAL FUNDS
(Identified Cost $50,000)		50,000
TOTAL INVESTMENTS—100.0%
(Identified Cost $1,298,821)		1,298,821	(1)
Other assets and liabilities, net—0.0%		118

NET ASSETS—100.0%		$1,298,939

Abbreviation Legend

FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).

Footnote Legend

(1)	Federal Income Tax Information: At December 31, 2012, the aggregate cost of securities was the same for book and federal income tax purposes.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2012.
(3)	The rate shown is the discount rate.
(4)	The date shown represents next interest reset date.
(5)	Final maturity date.

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2012	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Federal Agency Securities	$807,868	$—	$807,868
Repurchase Agreements	440,953	—	440,953
Equity Securities:
Money Market Mutual Funds	50,000	50,000	—

Total Investments	$1,298,821	$50,000	$1,248,821

There are no Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS INSIGHT MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
COMMERCIAL PAPER(5)—43.6%
Atlantis One Funding LLC
0.160%, 1/11/13	$7,000	$7,000
0.240%, 2/19/13	5,000	4,998
0.360%, 4/12/13	5,000	4,995
Bank of Nova Scotia 0.125%, 1/4/13	15,000	15,000
Bryant Park Funding LLC 0.180%, 1/2/13	8,274	8,274
Chariot Funding 0.160%, 1/3/13	12,000	12,000
Commonwealth Bank of Australia
0.180%, 1/7/13	6,000	6,000
0.290%, 5/23/13	5,000	4,994
0.354%, 10/4/13	5,000	5,000
DNB Bank ASA 0.080%, 0/0/0	17,500	17,500
Kells Funding LLC
0.220%, 0/0/0	10,000	10,000
0.200%, 1/9/13	4,000	4,000
Liberty Street Funding
0.180%, 0/0/0	5,000	5,000
0.190%, 1/3/13	7,500	7,500
Market Street Funding LLC
0.200%, 2/4/13	5,857	5,856
0.200%, 2/6/13	7,500	7,498
MetLife
0.200%, 2/15/13	5,000	4,999
0.360%, 3/18/13	5,900	5,895
National Australia Funding, Inc. 0.210%, 1/28/13	5,000	4,999
National Rural Utilities Corp. 0.130%, 1/24/13	10,000	9,999
Nordea North America, Inc. 0.340%, 3/4/13	5,500	5,497
Old Line Funding LLC 0.320%, 3/4/13	6,000	5,997
Regency Markets
0.210%, 1/10/13	7,500	7,500
0.210%, 1/16/13	7,500	7,499
Salisbury Receivables LLC 0.170%, 1/10/13	15,700	15,699
Svenska Handelsbank AB
0.250%, 2/13/13	5,000	4,999
0.260%, 2/15/13	5,000	4,998
Swedish Export Credit 0.230%, 4/22/13	5,000	4,996
Thunder Bay Funding 0.300%, 6/20/13	5,000	4,993
Toyota Motor Credit 0.120%, 1/2/13	10,000	10,000
Westpac Banking Corp. 0.320%, 2/5/13	4,900	4,898
TOTAL COMMERCIAL PAPER (Identified Cost $228,583)		228,583

	PAR VALUE	VALUE
MEDIUM TERM NOTES—0.7%
General Electric Capital Corp. 1.875%, 9/16/13	$3,500	$3,537
TOTAL MEDIUM TERM NOTES (Identified Cost $3,537)		3,537

CERTIFICATES OF DEPOSIT(2)—2.9%
Royal Bank of Canada 0.397%, 1/11/13	4,000	4,000
Toronto Dominion Bank
0.321%, 1/22/13	5,000	5,000
0.313%, 2/4/13	6,000	6,000
TOTAL CERTIFICATES OF DEPOSIT (Identified Cost $15,000)		15,000

VARIABLE RATE DEMAND OBLIGATIONS – MUNICIPAL—7.1%

Alaska—1.9%
City of Valdez, Exxon Pipeline Project, Series A 0.110%, 1/2/13	10,000	10,000

		10,000

Florida—1.9%
Jackson County, Pollution Control, Chevron USA Inc. Project Series 93, 0.100%, 1/2/13	10,000	10,000

		10,000

Massachusetts—2.4%
Commonwealth of Massachusetts Series B, 0.130%, 1/2/13	12,500	12,500

		12,500

Wyoming—0.9%
Lincoln County, Pollution Control Exxon Project 0.090%, 1/2/13	4,600	4,600

		4,600
TOTAL VARIABLE RATE DEMAND OBLIGATIONS – MUNICIPAL
(Identified Cost $37,100)		37,100

REPURCHASE AGREEMENTS—38.1%
Barclays Bank PLC 0.180% dated 12/31/12 due 1/2/13, repurchase price $15,000 collateralized by U.S. Treasury, 2.625%, 11/15/20 market value $15,300	15,000	15,000

	PAR VALUE	VALUE
REPURCHASE AGREEMENTS—continued
Goldman Sachs & Co. 0.250% dated 12/31/12 due 1/2/13, repurchase price $92,000 collateralized by FNMA, and FHLMC, 3.50%-5.00%, 0/28/18-08/30/24 market value $94,519	$92,000	$92,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. 0.150% dated 12/31/12 due 1/2/13, repurchase price $92,001 collateralized by FNMA, 3.50%-4.50%, 01/31/31-12/31/42 market value $93,840	92,666	92,666
TOTAL REPURCHASE AGREEMENTS
(Identified Cost $199,666)		199,666

	SHARES
MONEY MARKET MUTUAL FUNDS—7.6%
Goldman Sachs Financial Square Fund – Institutional Share (seven-day effective yield 0.140%)	20,016,043	20,016
INVESCO Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.150%)	20,040,097	20,040
TOTAL MONEY MARKET MUTUAL FUNDS
(Identified Cost $40,056)		40,056
TOTAL INVESTMENTS—100.0%
(Identified Cost $523,942)		523,942	(1)
Other assets and liabilities, net—0.0%		(65)

NET ASSETS—100.0%		$523,877

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).

Footnote Legend:

(1)	Federal Income Tax Information: At December 31, 2012, the aggregate cost of securities was the same for book and federal income tax purposes.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2012.
(3)	The date shown represents next interest reset date.
(4)	Final maturity date.
(5)	The rate shown is the discount rate.

See Notes to Financial Statements

VIRTUS INSIGHT MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2012

(See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2012	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Certificates Of Deposit	$15,000	$—	$15,000
Commercial Paper	228,583	—	228,583
Medium Term Notes	3,537	—	3,537
Variable Rate Demand Obligations - Municipal	37,100	—	37,100
Repurchase Agreements	199,666	—	199,666
Equity Securities:
Money Market Mutual Funds	40,056	40,056	—

Total Investments	$523,942	$40,056	$483,886

There are no Level 3 (Significant Unobservable Inputs) priced securities.

See Notes to Financial Statements

VIRTUS INSIGHT TAX-EXEMPT MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
COMMERCIAL PAPER—19.9%

Maryland—2.9%
Johns Hopkins University 0.150%, 1/9/13	$5,000	$5,000

Massachusetts—2.9%
Commonwealth Health & Educational Facilities, Harvard University 0.140%, 1/3/13	5,000	5,000

Michigan—5.3%
Michigan State University, Board of Trustees 0.160%, 1/3/13	5,000	5,000
University of Michigan 0.160%, 1/3/13	4,000	4,000

		9,000

Minnesota—1.8%
University of Minnesota 0.150%, 1/2/13	3,000	3,000

New York—2.9%
Metropolitan Transportation Authority 0.180%, 1/2/13	5,000	5,000

North Carolina—1.2%
University of North Carolina Board of Governors 0.170%, 1/2/13	2,000	2,000

Virginia—2.9%
University of Virginia 0.210%, 1/8/13	5,000	5,000
TOTAL COMMERCIAL PAPER
(Identified Cost $34,000)		34,000

VARIABLE RATE DEMAND OBLIGATION – MUNICIPAL(2)(3)—73.2%

Alaska—1.2%
City of Valdez, Exxon Pipeline Project, Series A 0.110%, 1/2/13 (12/1/33(4))	2,000	2,000

Connecticut—9.5%
State Health & Educational Facilities Authority, Yale University,
Series V-2, 0.100%, 1/2/13(7/1/36)	2,300	2,300
Series Y-3, 0.090%, 1/2/13(7/1/35)	6,000	6,000
State Housing Finance Authority, Sub-Series F-2, 0.100%, 1/7/13 (11/15/30(4))	8,000	8,000

		16,300

	PAR VALUE	VALUE
Florida—2.9%
JEA Water & Sewer System, Series B-1, 0.120%, 1/7/13 (10/1/36(4))	$5,000	$5,000

Illinois—2.9%
State Finance Authority, Northwestern Memorial Healthcare Facilities Authority, Series C, 0.130%, 1/2/13 (8/15/32(4))	5,000	5,000

Indiana—2.9%
State Finance Authority, Ascension Series E-5, 0.120%, 1/7/13 (11/15/33(4))	5,000	5,000

Kansas—1.5%
State Department of Transportation, Series C-3 0.110%, 1/7/13 (9/1/19(4))	2,600	2,600

Maryland—3.5%
State Economic Development Corp., Howard Medical Institute Series A, 0.110%, 1/7/13 (2/15/43(4))	6,000	6,000

Massachusetts—1.4%
Commonwealth of Massachusetts Series B, 0.130%, 1/2/13 (3/1/26(4))	2,400	2,400

Mississippi—4.1%
Hospital Equipment & Facilities Authority, North Mississippi Health Services Series 97-1, 0.130%, 1/7/13 (5/15/27(4))	7,000	7,000

Missouri—4.5%
State Health & Educational Facilities Authority,
Washington University, Series A-1, 0.130%, 1/2/13 (10/1/35)	3,000	3,000
Washington University, Series A, 0.100%, 1/2/13 (9/1/30)	2,100	2,100
St. Louis University Series A-2 0.080%, 1/2/13 (10/1/35)	2,630	2,630

		7,730

	PAR VALUE	VALUE
New York—10.7%
City of New York Series C, 0.120%, 1/2/13 (10/1/23)(4)	$2,900	$2,900
City of New York, Municipal Water Finance Authority,
Water & Sewer Sub-Series B-2, 0.120%, 1/7/13 (6/15/24)	1,600	1,600
Water & Sewer Sub-Series B-4, 0.120%, 1/7/13 (6/15/23)	4,100	4,100
State Dormitory Authority, Royal Charter Properties Series A 0.110%, 1/7/13 (11/15/36(4))	4,690	4,690
Tompkins County Industrial Development Agency Civic Facility, Cornell University Project, Series A 0.100%, 1/7/13 (7/1/30(4))	5,000	5,000

		18,290

North Carolina—5.6%
City of Raleigh, 0.230%, 7/29/13 (6/1/34(4))	4,510	4,510
State Educational Facility Finance Agency, Duke University Project,
Series A 0.120%, 1/7/13 (12/1/17)	500	500
Series A, 0.120%, 1/7/13 (6/1/27)	4,550	4,550

		9,560

Oregon—3.4%
Clackamas County Hospital Facility Authority, Legacy Health System,
Series C, 0.120%, 1/7/13 (6/1/37)	4,700	4,700
Series A, 0.110%, 1/7/13 (6/1/37)	1,100	1,100

		5,800

Pennsylvania—3.7%
Commonwealth Housing Finance Agency, Building Development 0.110%, 1/7/13 (1/1/34(4))	6,280	6,280

Tennessee—0.6%
City of Chattanooga, Health, Educational and Housing Facility Board, Catholic Health Initiatives Series C, 0.140%, 1/7/13 (5/1/39(4))	1,000	1,000

See Notes to Financial Statements

VIRTUS INSIGHT TAX-EXEMPT MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Texas—7.3%
State Veterans Housing Assistance Program Fund 1, (VA Guaranteed) 0.100%, 1/7/13 (12/1/16(4))	$5,465	$5,465
University of Texas, Series B 0.100%, 1/7/13 (8/01/16(4))	7,000	7,000

		12,465

Utah—1.3%
City of Murray, Intermountain Healthcare Service, Inc. Series C, 0.130%, 1/2/13 (5/15/37(4))	2,300	2,300

Wyoming—6.2%
Lincoln County, Pollution Control Exxon Project, 0.090%, 1/2/13 (8/1/15(4))	3,200	3,200
Sublette County, Pollution Control, Exxon Project 0.090%, 1/2/13 (11/1/14)(4)	3,000	3,000
Uinta County, Pollution Control, Chevron U.S.A., Inc.
Chevron U.S.A., Inc. Project Series 93, 0.100%, 1/2/13(8/15/20)	3,000	3,000
Chevron U.S.A., Inc. Project, 0.100%, 1/2/13(12/1/22)	1,500	1,500

		10,700
TOTAL VARIABLE RATE DEMAND OBLIGATIONS – MUNICIPAL
(Identified Cost $125,425)		125,425

	SHARES
MONEY MARKET MUTUAL FUNDS—6.9%
Dreyfus Tax Exempt Cash Management Fund – Institutional Shares (seven-day effective yield 0.000%)	3,335,948	3,336
Goldman Sachs Financial Square Tax-Free Money Market Fund (seven-day effective yield 0.010%)	8,476,729	8,477
TOTAL MONEY MARKET MUTUAL FUNDS
(Identified Cost $11,813)		11,813
TOTAL INVESTMENTS—100.0%
(Identified Cost $171,238)		171,238	(1)
Other assets and liabilities, net—0.0%		(6)

NET ASSETS—100.0%		$171,232

Abbreviations:

VA	Department of Veterans Affairs

Footnote Legend

(1)	Federal Income Tax Information: At December 31, 2012, the aggregate cost of securities was the same for book and federal income tax purposes.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2012.
(3)	The date shown represents next interest reset date.
(4)	Final maturity date.

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2012	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Commercial Paper	$34,000	$—	$34,000
Variable Rate Demand Obligations - Municipal	125,425	—	125,425
Equity Securities:
Money Market Mutual Funds	11,813	11,813	—

Total Investments	$171,238	$11,813	$159,425

There are no Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

THIS PAGE INTENTIONALLY BLANK.

VIRTUS INSIGHT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

(Reported in thousands except shares and per share amounts)

	Emerging Markets Opportunities Fund	High Yield Income Fund		Low Duration Income Fund		Tax-Exempt Bond Fund
Assets
Investment in securities at value(1)(3)	$6,794,866	$62,768		$77,773		$343,011
Foreign currency at value(2)	3,483	7		—		—
Cash	—	—		212		—
Receivables
Investment securities sold	—	—		2		—
Fund shares sold	83,515	1		151		891
Dividends and interest receivable	5,641	1,111		460		3,938
Prepaid expenses	166	15		16		29

Total assets	6,887,671	63,902		78,614		347,869

Liabilities
Cash overdraft	—	—		—		277
Payables
Fund shares repurchased	19,917	23		170		1,884
Investment securities purchased	72,629	11		390		—
Foreign capital gain taxes payable	21,799	—		—		—
Dividend distributions	—	—	(4)	26		135
Investment advisory fee	5,227	24		16		97
Distribution and service fees	409	1		23		64
Administration fee	706	7		8		39
Transfer agent fees and expenses	1,407	4		13		48
Trustees' fee and expenses	9	—	(4)	—	(4)	1
Professional fees	34	35		29		31
Other accrued expenses	986	1		4		10
Net unrealized depreciation on forward currency contracts	—	—	(4)	—		—

Total liabilities	123,123	106		679		2,586

Net Assets	$6,764,548	$63,796		$77,935		$345,283

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$5,982,064	$74,581		$80,518		$322,393
Accumulated undistributed net investment income (loss)	(4,369)	45		77		19
Accumulated undistributed net realized gain (loss)	(43,134)	(14,627)		(4,330)		(1,167)
Net unrealized appreciation (depreciation) on investments	829,987	3,797		1,670		24,038

Net Assets	$6,764,548	$63,796		$77,935		$345,283

Class I
Net asset value (net assets/shares outstanding) and offering price per share	$10.31	$11.16		$10.96		$11.62

Shares of beneficial interest outstanding, par value $0.001, unlimited authorization	519,013,374	5,447,626		2,693,210		13,947,961

Net Assets	$5,352,379	$60,771		$29,513		$162,094

Class A
Net asset value (net assets/shares outstanding) per share	$10.00	$11.19		$10.96		$11.62

Maximum offering price per share(5)	$10.61	$11.63		$11.21		$11.95

Shares of beneficial interest outstanding, par value $0.001, unlimited authorization	120,868,319	185,934		2,578,216		12,337,136

Net Assets	$1,208,195	$2,080		$28,266		$143,397

Class C
Net asset value (net assets/shares outstanding) and offering price per share	$9.82	$11.16		$10.97		$11.63

Shares of beneficial interest outstanding, par value $0.001, unlimited authorization	20,774,269	84,687		1,837,926		3,422,826

Net Assets	$203,974	$945		$20,156		$39,792

(1) Investments in securities at cost	$5,943,081	$58,971		$76,103		$318,973
(2) Foreign currency at cost	$3,490	$7		$—		$—

(3) Investements in securities at value include repurchase agreements totaling $440,953 and $199,666 for the Insight Government Money Market Fund and the Insight Money Market Fund.
(4) Amount is less than $500.

(5) For Equity Funds maximum offering price per share is NAV/(1-5.75%), for the Fixed Income Funds maximum offering price per share ranges from NAV/(1-2.25%) to NAV/(1-3.75%). (See Note 1 in the Notes to Financial Statements for further information.)

See Notes to Financial Statements

Insight Government Money Market Fund		Insight Money Market Fund		Insight Tax-Exempt Money Market Fund

$1,298,821		$523,942		$171,238
—		—		—
—	(4)	1		—	(4)
—		—		—

17		61		—
365		35		16
57		25		13

1,299,260		524,064		171,267

—		—		—

118		47		—
—		—		—
—		—		—
11		10		1
103		35		—	(4)
(1)		14		—	(4)
38		13		5
5		29		1
1		—	(4)	—	(4)
27		24		23
19		15		5
—		—		—

321		187		35

$1,298,939		$523,877		$171,232

$1,298,939		$523,877		$171,234
—		—		—	(4)
—		—		(2)
—		—		—

$1,298,939		$523,877		$171,232

$1.00		$1.00		$1.00

1,215,802,625		233,934,723		92,701,165

$1,215,780		$233,967		$92,766

$1.00		$1.00		$1.00

$1.00		$1.00		$1.00

83,138,080		289,956,924		78,536,414

$83,159		$289,910		$78,466

$—		$—		$—

—		—		—

$—		$—		$—

$1,298,821		$523,942		$171,238
$—		$—		$—

See Notes to Financial Statements

VIRTUS INSIGHT TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

(Reported in thousands)

	Emerging Markets Opportunities Fund	High Yield Income Fund	Low Duration Income Fund		Tax-Exempt Bond Fund
Investment Income
Dividends	$110,739	$20	$2		$8
Interest	2	4,380	2,370		10,715
Foreign taxes withheld	(4,628)	—	—		—

Total investment income	106,113	4,400	2,372		10,723

Expenses
Investment advisory fee	43,455	273	420		1,391
Distribution fees, Class I	1,780	29	21		73
Distribution and service fees, Class A	2,074	6	48		321
Distribution and service fees, Class C	1,322	9	160		345
Administration fee	5,893	79	99		403
Transfer agent fee and expenses	7,061	32	79		299
Custodian fees	3,147	3	7		6
Printing fees and expenses	818	1	17		56
Professional fees	94	38	38		50
Registration fees	193	42	47		64
Trustees fee and expenses	215	3	4		16
Miscellaneous expenses	206	5	7		20

Total expenses	66,258	520	947		3,044
Less expenses reimbursed or waived by investment adviser and/(or) distributor	(1,780)	(29)	(188)		(467)

Net expenses	64,478	491	759		2,577

Net investment income (loss)	41,635	3,909	1,613		8,146

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	143	461	(279	)(2)	1,715
Net realized gain (loss) on foreign currency transactions	(7,225)	9	—		—
Net change in unrealized appreciation (depreciation) on investments	768,904	2,729	3,267		11,024
Net change in unrealized appreciation (depreciation) on foreign currency translation	78	(9)	—	(1)	—
Net change in foreign taxes on unrealized capital gains	(21,532)	—	—		—

Net gain (loss) on investments	740,368	3,190	2,988		12,739

Net increase (decrease) in net assets resulting from operations	$782,003	$7,099	$4,601		$20,885

(1)	Amount is less than $500.
(2)	Includes realized loss of $(5) as a result of a redemption in kind. See Note 14 in the Notes to Financial Statements.

See Notes to Financial Statements

Insight Government Money Market Fund	Insight Money Market Fund		Insight Tax- Exempt Money Market Fund

$2	$73		$2
1,898	1,054		241
—	—		—

1,900	1,127		243

1,224	530		212
553	126		44
274	834		298
—	—		—
420	178		62
36	94		6
20	9		4
8	4		2
39	29		26
42	41		32
73	25		10
144	121		16

2,833	1,991		712
(1,071)	(957)		(487)

1,762	1,034		225

138	93		18

1	—	(1)	—
—	—		—
—	—		—
—	—		—
—	—		—

1	—		—

$139	$93		$18

See Notes to Financial Statements

VIRTUS INSIGHT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Emerging Markets Opportunities Fund		High Yield Income Fund		Low Duration Income Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012		Year Ended December 31, 2011
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$41,635	$22,173	$3,909	$3,569	$1,613		$2,298
Net realized gain (loss)	(7,082)	(14,226)	470	835	(279	)(2)	674
Net change in unrealized appreciation (depreciation)	747,450	(67,079)	2,720	(1,585)	3,267		(530)

Increase (decrease) in net assets resulting from operations	782,003	(59,132)	7,099	2,819	4,601		2,442

From Distributions to Shareholders
Net investment income, Class I	(29,741)	(12,865)	(3,877)	(3,340)	(964)		(1,790)
Net investment income, Class A	(5,006)	(2,186)	(150)	(100)	(395)		(328)
Net investment income, Class C	(248)	(8)	(51)	(30)	(208)		(182)
Net realized short-term gains, Class I	—	(15)	—	—	—		—
Net realized short-term gains, Class A	—	(4)	—	—	—		—
Net realized short-term gains, Class C	—	(1)	—	—	—		—
Net realized long-term gains, Class I	(15,980)	(14,197)	—	—	—		—
Net realized long-term gains, Class A	(3,754)	(3,477)	—	—	—		—
Net realized long-term gains, Class C	(640)	(531)	—	—	—		—

Decrease in net assets from distributions to shareholders	(55,369)	(33,284)	(4,078)	(3,470)	(1,567)		(2,300)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class I	2,692,982	1,351,021	6,071	4,265	(37,387)		4,307
Change in net assets from share transactions, Class A	604,471	269,772	(243)	(90)	12,393		4,858
Change in net assets from share transactions, Class C	113,748	35,984	194	53	5,783		5,617

Increase (decrease) in net assets from share transactions	3,411,201	1,656,777	6,022	4,228	(19,211)		14,782

Net increase (decrease) in net assets	4,137,835	1,564,361	9,043	3,577	(16,177)		14,924

Net Assets
Beginning of period	2,626,713	1,062,352	54,753	51,176	94,112		79,188

End of period	$6,764,548	$2,626,713	$63,796	$54,753	$77,935		$94,112

Accumulated undistributed net investment income (loss) at end of period	$(4,369)	$(1,428)	$45	$207	$77		$31

(1)	Amount is less than $500.
(2)	Includes realized loss of $ (5) as a result of a redemption in kind (See Note 14).

See Notes to Financial Statements

Tax-Exempt Bond Fund		Insight Government Money Market Fund		Insight Money Market Fund		Insight Tax-Exempt Money Market Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$8,146	$5,926	$138	$98	$93	$773	$18	$40
1,715	87	1	8	— (1)	19	—	— (1)
11,024	9,644	—	—	—	—	—	—

20,885	15,657	139	106	93	792	18	40

(4,158)	(2,118)	(130)	(90)	(69)	(742)	(9)	(31)
(3,347)	(3,198)	(8)	(11)	(24)	(31)	(9)	(11)
(641)	(609)	—	—	—	—	—	—
—	—	(3)	(4)	— (1)	(21)	—	—
—	—	— (1)	— (1)	— (1)	(12)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(8,146)	(5,925)	(141)	(105)	(93)	(806)	(18)	(42)

62,035	43,965	(123,935)	1,217,332	(142,870)	(1,159,699)	6,165	(517,607)
30,078	24,612	10,670	(83,727)	(36,430)	(57,221)	(14,330)	(19,811)
9,689	9,569	—	—	—	—	—	—

101,802	78,146	(113,265)	1,133,605	(179,300)	(1,216,920)	(8,165)	(537,418)

114,541	87,878	(113,267)	1,133,606	(179,300)	(1,216,934)	(8,165)	(537,420)

230,742	142,864	1,412,206	278,600	703,177	1,920,111	179,397	716,817

$345,283	$230,742	$1,298,939	$1,412,206	$523,877	$703,177	$171,232	$179,397

$19	$19	$—	$—	$—	$—	$— (1)	$— (1)

See Notes to Financial Statements

VIRTUS INSIGHT TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (loss)(2)		Net Realized and Unrealized Gain/(loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Emerging Markets
Opportunities Fund
Class I
1/1/12 to 12/31/12	$8.70	0.10		1.62	1.72	(0.08)	(0.03)	(0.11)	$10.31	19.88%	$5,352,379	1.35%	1.40%	0.99%	28%
1/1/11 to 12/31/11	9.10	0.12		(0.38)	(0.26)	(0.07)	(0.07)	(0.14)	8.70	(2.92)	2,082,147	1.36	1.41	1.34	29
1/1/10 to 12/31/10	7.17	0.10		1.91	2.01	(0.08)	— (3)	(0.08)	9.10	28.15	801,366	1.41	1.46	1.25	33
1/1/09 to 12/31/09	4.90	0.10		2.26	2.36	(0.09)	—	(0.09)	7.17	48.52	232,325	1.47	1.52	1.64	50
1/1/08 to 12/31/08	10.08	0.06		(4.43)	(4.37)	(0.11)	(0.70)	(0.81)	4.90	(45.90)	63,699	1.54	1.59	0.77	126

Class A
1/1/12 to 12/31/12	$8.44	0.07		1.57	1.64	(0.05)	(0.03)	(0.08)	$10.00	19.62%	$1,208,195	1.60%	1.60%	0.78%	28%
1/1/11 to 12/31/11	8.83	0.09		(0.37)	(0.28)	(0.04)	(0.07)	(0.11)	8.44	(3.13)	474,368	1.61	1.61	1.09	29
1/1/10 to 12/31/10	6.96	0.07		1.86	1.93	(0.06)	— (3)	(0.06)	8.83	27.82	224,015	1.66	1.66	0.87	33
1/1/09 to 12/31/09	4.76	0.08		2.20	2.28	(0.08)	—	(0.08)	6.96	48.12	42,658	1.72	1.72	1.34	50
1/1/08 to 12/31/08	9.80	0.05		(4.30)	(4.25)	(0.09)	(0.70)	(0.79)	4.76	(46.04)	11,281	1.79	1.79	0.65	126

Class C
1/1/12 to 12/31/12	$8.31	—	(3)	1.56	1.56	(0.02)	(0.03)	(0.05)	$9.82	18.66%	$203,974	2.35%	2.35%	0.01%	28%
1/1/11 to 12/31/11	8.72	0.03		(0.37)	(0.34)	— (3)	(0.07)	(0.07)	8.31	(3.77)	70,198	2.36	2.36	0.36	29
1/1/10 to 12/31/10	6.90	—	(3)	1.85	1.85	(0.03)	— (3)	(0.03)	8.72	26.88	36,971	2.41	2.41	0.03	33
1/1/09 to 12/31/09	4.72	0.02		2.19	2.21	(0.03)	—	(0.03)	6.90	47.29	4,206	2.49	2.49	0.30	50
1/1/08 to 12/31/08	9.69	—	(3)	(4.23)	(4.23)	(0.04)	(0.70)	(0.74)	4.72	(46.50)	307	2.54	2.54	(0.05)	126
High Yield Income Fund
Class I
1/1/12 to 12/31/12	$10.60	0.71		0.59	1.30	(0.74)	—	(0.74)	$11.16	12.59%	$60,771	0.79%	0.84%	6.47%	29%
1/1/11 to 12/31/11	10.74	0.73		(0.16)	0.57	(0.71)	—	(0.71)	10.60	5.47	51,829	0.78	0.83	6.84	29
1/1/10 to 12/31/10	10.19	0.76		0.53	1.29	(0.74)	—	(0.74)	10.74	13.24	48,212	0.91	0.96	7.30	62
1/1/09 to 12/31/09	8.45	0.84		1.74	2.58	(0.84)	—	(0.84)	10.19	31.67	43,061	0.79	0.84	8.91	117
1/1/08 to 12/31/08	11.87	0.88		(3.42)	(2.54)	(0.88)	—	(0.88)	8.45	(22.44)	31,932	0.83	0.88	8.33	121

Class A
1/1/12 to 12/31/12	$10.63	0.68		0.59	1.27	(0.71)	—	(0.71)	$11.19	12.17%	$2,080	1.04%	1.04%	6.26%	29%
1/1/11 to 12/31/11	10.75	0.71		(0.15)	0.56	(0.68)	—	(0.68)	10.63	5.39	2,214	1.02	1.02	6.58	29
1/1/10 to 12/31/10	10.20	0.73		0.53	1.26	(0.71)	—	(0.71)	10.75	12.84	2,303	1.16	1.16	6.92	62
1/1/09 to 12/31/09	8.45	0.81		1.75	2.56	(0.81)	—	(0.81)	10.20	31.60	840	1.06	1.06	8.90	117
1/1/08 to 12/31/08	11.87	0.85		(3.42)	(2.57)	(0.85)	—	(0.85)	8.45	(22.63)	3,550	1.08	1.08	8.09	121

Class C
1/1/12 to 12/31/12	$10.61	0.60		0.58	1.18	(0.63)	—	(0.63)	$11.16	11.37%	$945	1.79%	1.79%	5.48%	29%
1/1/11 to 12/31/11	10.74	0.63		(0.16)	0.47	(0.60)	—	(0.60)	10.61	4.52	710	1.78	1.78	5.85	29
1/1/10 to 12/31/10	10.19	0.65		0.53	1.18	(0.63)	—	(0.63)	10.74	12.01	661	1.91	1.91	6.27	62
1/1/09 to 12/31/09	8.45	0.74		1.74	2.48	(0.74)	—	(0.74)	10.19	30.49	382	1.79	1.79	7.75	117
1/1/08 to 12/31/08	11.87	0.78		(3.42)	(2.64)	(0.78)	—	(0.78)	8.45	(23.21)	117	1.84	1.84	7.37	121

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS INSIGHT TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (loss)(2)	Net Realized and Unrealized Gain/(loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Low Duration Income Fund
Class I
1/1/12 to 12/31/12	$10.54	0.26	0.41	0.67	(0.25)	—	(0.25)	$10.96	6.40%	$29,513	0.73	%(6)	0.99%	2.40%	87	%(7)
1/1/11 to 12/31/11	10.51	0.31	0.03	0.34	(0.31)	—	(0.31)	10.54	3.25	65,206	0.70		0.93	2.91	47
1/1/10 to 12/31/10	10.21	0.40	0.30	0.70	(0.40)	—	(0.40)	10.51	6.93	60,777	0.70		0.91	3.81	49
1/1/09 to 12/31/09	9.41	0.44	0.80	1.24	(0.44)	—	(0.44)	10.21	13.39	80,733	0.70		0.83	4.46	21
1/1/08 to 12/31/08	10.05	0.43	(0.64)	(0.21)	(0.43)	—	(0.43)	9.41	(2.16)	116,639	0.70		0.80	4.36	46

Class A
1/1/12 to 12/31/12	$10.54	0.23	0.41	0.64	(0.22)	—	(0.22)	$10.96	6.14%	$28,266	0.96	%(6)	1.20%	2.12%	87	%(7)
1/1/11 to 12/31/11	10.51	0.28	0.03	0.31	(0.28)	—	(0.28)	10.54	2.99	15,145	0.95		1.13	2.62	47
1/1/10 to 12/31/10	10.20	0.37	0.31	0.68	(0.37)	—	(0.37)	10.51	6.77	10,273	0.95		1.12	3.52	49
1/1/09 to 12/31/09	9.41	0.41	0.79	1.20	(0.41)	—	(0.41)	10.20	13.00	8,176	0.95		1.03	4.08	21
1/1/08 to 12/31/08	10.05	0.41	(0.64)	(0.23)	(0.41)	—	(0.41)	9.41	(2.41)	3,996	0.95		1.00	4.13	46

Class C
1/1/12 to 12/31/12	$10.54	0.15	0.42	0.57	(0.14)	—	(0.14)	$10.97	5.44%	$20,156	1.71	%(6)	1.95%	1.38%	87	%(7)
1/1/11 to 12/31/11	10.51	0.20	0.03	0.23	(0.20)	—	(0.20)	10.54	2.23	13,761	1.70		1.88	1.86	47
1/1/10 to 12/31/10	10.21	0.29	0.30	0.59	(0.29)	—	(0.29)	10.51	5.88	8,138	1.70		1.87	2.76	49
1/1/09 to 12/31/09	9.41	0.34	0.80	1.14	(0.34)	—	(0.34)	10.21	12.26	5,121	1.70		1.78	3.29	21
1/1/08 to 12/31/08	10.05	0.33	(0.64)	(0.31)	(0.33)	—	(0.33)	9.41	(3.13)	1,350	1.70		1.76	3.44	46
Tax-Exempt Bond Fund
Class I
1/1/12 to 12/31/12	$11.10	0.33	0.52	0.85	(0.33)	—	(0.33)	$11.62	7.72%	$162,094	0.62	%(6)	0.79%	2.84%	35%
1/1/11 to 12/31/11	10.38	0.41	0.74	1.15	(0.43)	—	(0.43)	11.10	11.36	94,228	0.57		0.77	3.78	59
1/1/10 to 12/31/10	10.55	0.43	(0.17)	0.26	(0.43)	—	(0.43)	10.38	2.39	47,202	0.60		0.82	3.99	36
1/1/09 to 12/31/09	9.32	0.45	1.23	1.68	(0.45)	—	(0.45)	10.55	18.26	25,394	0.60		0.78	4.46	91
1/1/08 to 12/31/08	10.36	0.45	(1.03)	(0.58)	(0.45)	(0.01)	(0.46)	9.32	(5.62)	41,662	0.60		0.75	4.49	111

Class A
1/1/12 to 12/31/12	$11.10	0.30	0.52	0.82	(0.30)	—	(0.30)	$11.62	7.45%	$143,397	0.87	%(6)	1.00%	2.61%	35%
1/1/11 to 12/31/11	10.38	0.39	0.74	1.13	(0.41)	—	(0.41)	11.10	10.98	107,873	0.81		0.98	3.62	59
1/1/10 to 12/31/10	10.55	0.40	(0.17)	0.23	(0.40)	—	(0.40)	10.38	2.23	77,853	0.85		1.01	3.74	36
1/1/09 to 12/31/09	9.32	0.43	1.23	1.66	(0.43)	—	(0.43)	10.55	17.96	59,226	0.85		0.98	4.19	91
1/1/08 to 12/31/08	10.36	0.42	(1.02)	(0.60)	(0.43)	(0.01)	(0.44)	9.32	(5.85)	49,160	0.85		0.95	4.25	111

Class C
1/1/12 to 12/31/12	$11.10	0.21	0.54	0.75	(0.22)	—	(0.22)	$11.63	6.74%	$39,792	1.62	%(6)	1.75%	1.86%	35%
1/1/11 to 12/31/11	10.38	0.31	0.74	1.05	(0.33)	—	(0.33)	11.10	10.15	28,641	1.54		1.70	2.91	59
1/1/10 to 12/31/10	10.56	0.32	(0.18)	0.14	(0.32)	—	(0.32)	10.38	1.37	17,809	1.60		1.77	2.96	36
1/1/09 to 12/31/09	9.33	0.35	1.23	1.58	(0.35)	—	(0.35)	10.56	17.18	6,175	1.60		1.72	3.33	91
1/1/08 to 12/31/08	10.36	0.35	(1.02)	(0.67)	(0.35)	(0.01)	(0.36)	9.33	(6.57)	1,469	1.60		1.70	3.56	111

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS INSIGHT TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (loss)(2)		Net Realized and Unrealized Gain/(loss)		Total from Investment Operations		Dividends from Net Investment Income		Distributions from Net Realized Gains		Total Distributions		Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Insight Government
Money Market Fund
Class I
1/1/12 to 12/31/12	$1.00	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	$1.00	0.01%		$1,215,780	0.15%	0.22%	0.01%	N/A
1/1/11 to 12/31/11	1.00	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	1.00	0.01		1,339,716	0.11	0.22	0.01	N/A
1/1/10 to 12/31/10	1.00	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	1.00	0.06		122,384	0.23	0.28	0.05	N/A
1/1/09 to 12/31/09	1.00	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	1.00	0.30		131,990	0.24	0.29	0.31	N/A
1/1/08 to 12/31/08	1.00	0.02		—	(3)	0.02		(0.02)		—		(0.02)		1.00	2.25		428,314	0.21	0.26	2.12	N/A

Class A
1/1/12 to 12/31/12	$1.00	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	$1.00	0.01%		$83,159	0.15%	0.52%	0.01%	N/A
1/1/11 to 12/31/11	1.00	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	1.00	0.01		72,490	0.12	0.53	0.01	N/A
1/1/10 to 12/31/10	1.00	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	1.00	0.02		156,216	0.26	0.58	0.01	N/A
1/1/09 to 12/31/09	1.00	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	1.00	0.09		168,054	0.46	0.59	0.09	N/A
1/1/08 to 12/31/08	1.00	0.02		—	(3)	0.02		(0.02)		—		(0.02)		1.00	1.89		229,729	0.56	0.56	1.84	N/A
Insight Money
Market Fund
Class I
1/1/12 to 12/31/12	$1.00	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	$1.00	0.03%		$233,967	0.20%	0.26%	0.03%	N/A
1/1/11 to 12/31/11	1.00	—	(3)	—	(3)	—	(3)	—	(3)	—		—	(3)	1.00	0.06%		376,475	0.19	0.24	0.08	N/A
1/1/10 to 12/31/10	1.00	—	(3)	—	(3)	—	(3)	—	(3)	—		—	(3)	1.00	0.15	(4)	1,536,180	0.19	0.24	0.14	N/A
1/1/09 to 12/31/09	1.00	0.01		—	(3)	0.01		(0.01)		—	(3)	(0.01)		1.00	0.62	(4)	2,054,581	0.23	0.28	0.52	N/A
1/1/08 to 12/31/08	1.00	0.03		—	(3)(5)	0.03		(0.03)		—		(0.03)		1.00	2.82	(5)	1,619,040	0.19	0.24	2.86	N/A

Class A
1/1/12 to 12/31/12	$1.00	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	$1.00	0.01%		$289,910	0.22%	0.56%	0.01%	N/A
1/1/11 to 12/31/11	1.00	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	1.00	0.01		326,702	0.23	0.54	0.01	N/A
1/1/10 to 12/31/10	1.00	—	(3)	—	(3)	—	(3)	—	(3)	—		—	(3)	1.00	0.01	(4)	383,931	0.33	0.54	0.01	N/A
1/1/09 to 12/31/09	1.00	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	1.00	0.31	(4)	532,034	0.55	0.59	0.26	N/A
1/1/08 to 12/31/08	1.00	0.02		—	(3)(5)	0.02		(0.02)		—		(0.02)		1.00	2.47	(5)	706,353	0.54	0.55	2.52	N/A

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS INSIGHT TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (loss)(2)		Net Realized and Unrealized Gain/(loss)		Total from Investment Operations		Dividends from Net Investment Income		Distributions from Net Realized Gains		Total Distributions		Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Insight Tax-Exempt
Money Market Fund
Class I
1/1/12 to 12/31/12	$1.00	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	$1.00	0.01%	$92,766	0.13%	0.26%	0.01%	N/A
1/1/11 to 12/31/11	1.00	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	1.00	0.01	86,601	0.15	0.26	0.02	N/A
1/1/10 to 12/31/10	1.00	—	(3)	—	(3)	—	(3)	—	(3)	—		—	(3)	1.00	0.09	604,209	0.19	0.24	0.09	N/A
1/1/09 to 12/31/09	1.00	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	1.00	0.36	844,557	0.22	0.27	0.37	N/A
1/1/08 to 12/31/08	1.00	0.02		—	(3)	0.02		(0.02)		—	(3)	(0.02)		1.00	2.22	1,190,802	0.20	0.25	2.16	N/A

Class A
1/1/12 to 12/31/12	$1.00	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	$1.00	0.01%	$78,466	0.13%	0.57%	0.01%	N/A
1/1/11 to 12/31/11	1.00	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	1.00	0.01	92,796	0.14	0.57	0.01	N/A
1/1/10 to 12/31/10	1.00	—	(3)	—	(3)	—	(3)	—	(3)	—		—	(3)	1.00	0.01	112,608	0.27	0.54	0.01	N/A
1/1/09 to 12/31/09	1.00	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)	1.00	0.09	199,472	0.50	0.57	0.09	N/A
1/1/08 to 12/31/08	1.00	0.02		—	(3)	0.02		(0.02)		—	(3)	(0.02)		1.00	1.86	224,685	0.55	0.55	1.82	N/A

Footnote Legend:

(1)	Sales charges, where applicable, are not reflected in total return calculation.
(2)	Computed using average shares outstanding.
(3)	Amount is less than $0.005.
(4)	The Insight Money Market Fund received $3,642 for 2009 and $316 for 2010 (in thousands) in distributions from the Tyco International Ltd. Securities Litigation Settlement proceeds. If these proceeds had not been received, the total return would have been lower by 0.11% and 0.07% for Class I and Class A, respectively for 2009 and 0.02% for Class I for 2010.
(5)	Includes the effect of a payment by affiliate. Without this effect, the total return would have been 2.27% for Class I shares and 1.91% for Class A shares. The impact to the net investment income (loss) per share was less than $0.005.
(6)	Includes extraordinary expenses.
(7)	Portfolio turnover calculation excludes security transactions distributed as a result of a redemption-in-kind. See Note 14 in the Notes to Financial Statements.

See Notes to Financial Statements

VIRTUS INSIGHT TRUST

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

Note 1—Organization

Virtus Insight Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of the date of this report the Trust is comprised of seven diversified funds each having a distinct investment objective outline on the respective Fund’s summary page.

All of the Funds offer Class I shares and Class A shares. All the Funds with the exception of the Money Market Funds offer Class C shares.

Class A shares of the Emerging Markets Opportunities Fund are sold with a front-end sales charge of up to 5.75% with some exceptions. Class A shares of the High Yield Income Fund are sold with a front-end sales charge of up to 3.75% with some exceptions, the Class A shares of the Low Duration Income Fund are sold with a front-end sales charge of 2.25% with some exceptions and the Class A shares of Tax-Exempt Bond Fund are sold with a front-end sales charge of 2.75% with some exceptions. Class A shares of the Money Market Funds are sold without a front-end sales charge. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50%–1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are sold with a 1% CDSC if redeemed within one year of purchase. Class I shares are sold without a sales charge.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board approved 12b-1 and/or shareholder service plan and has exclusive voting rights with respect to such plan(s). Income and other expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

Note 2—Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board,” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of the treasurer, assistant treasurer, secretary and chief compliance officer of the Trust. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable. Internal fair valuations are reviewed by the Board at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (generally, 4:00 p.m. Eastern time the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the

VIRTUS INSIGHT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities may be valued using amortized cost, in accordance with the 1940 Act. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities valuation are reflected as Level 2.

Virtus High Yield Income Fund owns the following internally fair valued securities and which are categorized as Level 3 in the hierarchy:

United Artists Theatre Circuit Inc.

The significant unobservable inputs used in the fair value measurement of these corporate bonds are based on comparable liquid assets adjusted for accretion/amortization rate, current yield, current swap rates, and discount rates related to differences in capital structure and liquidity. Significant changes in any of these inputs in isolation would result in a significantly lower or higher fair value measurement. Generally, a change in the observable market assumptions would have direct impacts to the discount rates used related to capital structure and/or liquidity discounts.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method, except the Money Market Funds which use the straight line method.

Dividend income from REIT investments is recorded using Management’s estimate of the income included in distributions received from such investments; distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund in the Trust to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of December 31, 2012, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2009 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. For the Money Market Funds and the Fixed Income Funds, income distributions are declared and recorded daily and distributed monthly. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

VIRTUS INSIGHT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Derivative Financial Instruments

Disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Funds.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss in the Statement of Operations. The Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset on the settlement date of the contracts. This is presented in the Statement of Operations as net realized gain (loss) from foreign currency transactions.

The Funds also, from time to time, hedge the currency exposure of foreign denominated securities held in the portfolio back to U.S. dollars during perceived times of U.S. dollar strength. This is done in order to protect the U.S. dollar value of the portfolio. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or the possibility that the counterparty does not perform under the contract.

H.	Repurchase Agreements

Certain Funds invest in repurchase agreements. A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through The Bank of New York Mellon (“BNY Mellon”), its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

I.	Interest-Only and Principal-Only Securities

Certain Funds may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent a participation in, or are secured by, or payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. Stripped mortgage-backed securities include interest-only securities (IOs) which receive all of the interest, and principal-only securities (POs) which receive all of the principal. The market value of these securities is highly sensitive to changes in interest rates and a rapid (slow) rate of principal payments may have an adverse (positive) effect on yield to maturity. Payments received for IOs are included in interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity and these adjustments are also included in interest income. Payments received for POs are treated as reductions to the cost and par value of the securities. Any pay down gains or losses associated with the payments received are included in interest income. If the underlying mortgage assets are greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities.

J.	When-Issued Purchases and Forward Commitments (Delayed Delivery)

Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K.	Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower.

The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from

VIRTUS INSIGHT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

lenders, it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

As of the date of this report the Funds held only assignment loans.

Note 3—Investment Advisory Fee and Related Party Transactions

($ reported in thousands)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Trust. The Adviser manages the Funds’ investment program and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

High Yield Income Fund	0.45%	Tax-Exempt Bond Fund	0.45%

	First $1 billion	$1+ billion
Emerging Markets Opportunities Fund	1.00%	0.95%

	First $1 billion	$1+ through $2 billion	$2 + billion
Low Duration Income Fund	0.55%	0.50%	0.45%

As compensation for its services to the Insight Government Money Market Fund, the Insight Money Market Fund and the Insight Tax-Exempt Money Market Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of each Fund’s average daily net assets: 0.14% of each Fund’s first $100 million of net assets, plus 0.10% of the Fund’s remaining net assets. The Adviser may from time to time temporarily waive all or a portion of its advisory fee in order to maintain a Fund’s current annualized yield at or above 0.01% (1 basis point).

B.	Subadvisers

The subadvisers manage the investments of each Fund, for which they are paid a fee by the Adviser. The Subadvisers with respect to the Funds they serve are as follows:

Fund	Subadviser	Fund	Subadviser
Emerging Markets Opportunities Fund	Vontobel(2)	Insight Government Money Market Fund	BMO AM(1)(7)
High Yield Income Fund	Monegy, Inc.(3)(7)	Insight Money Market Fund	BMO AM(1)(7)
Low Duration Income Fund	NF(4)(6)	Insight Tax-Exempt Money Market Fund	BMO AM(1)(7)
Tax-Exempt Bond Fund	NF(5)(6)

(1)	BMO Asset Management Corp. (“BMO AM”) formerly Harris Investment Management, Inc. (“HIM”)
(2)	Vontobel Asset Management, Inc. (“Vontobel”)
(3)	Monegy, Inc. formerly HIM Monegy, Inc
(4)	Effective May 18, 2012 Newfleet Asset Management LLC (“Newfleet”) became the subadviser to the Low Duration Income Fund. Prior to May 18, 2012, HIM was the subadviser.
(5)	Effective June 15, 2012 Newfleet became the subadviser to the Tax-Exempt Bond Fund. Prior to June 15, 2012, HIM was the subadviser.
(6)	An indirect wholly-owned subsidairy of Virtus.
(7)	Name change effective June 1, 2012.

C.	Expense Limits and Fee Waivers

The Adviser has voluntarily agreed to limit certain Fund’s operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses), so that such expenses do not exceed the following percentages of average annual net assets for the following Funds:

The Adviser may discontinue these voluntary expense caps at any time.

	Class I(1)	Class A	Class C
Low Duration Income Fund	0.75%	0.95%	1.70%
Tax-Exempt Bond Fund	0.65%	0.85%	1.60%

(1)	These percentages do not include the voluntary waiver of the Class I Shares’ shareholder servicing fees of 0.05% for each Fund by VP Distributors, LLC (“VP Distributors”) an indirect wholly-owned subsidiary of Virtus. The Funds’ distributor may discontinue this waiver at any time.

The Adviser may recapture operating expenses waived or reimbursed under this arrangement, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. Each Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with applicable expense limitations. All or a portion of the following Adviser reimbursed expenses may be recaptured as follows:

	Fiscal Year Ended
	2013	2014	2015	Total
Low Duration Income Fund	$139	$149	$168	$456
Tax-Exempt Bond Fund	206	274	394	874

VIRTUS INSIGHT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

D.	Distributor

VP Distributors serves as the distributor of each Fund’s shares and has advised the Funds that for the fiscal ended December 31, 2012 (the “period”), it retained net commissions of $462 of Class A Shares and deferred sales charges of $6 and $52 for Class A Shares and Class C Shares, respectively.

In addition, each Fund pays VP Distributors distribution and/or service fees under Board approved 12b-1 and/or shareholder service plans, as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class I shares 0.05%(1); Class A shares 0.25%(2); Class C shares 1.00%.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

(1)	The Funds’ distributor has voluntarily agreed to waive the Funds’ Class I Shares’ shareholder servicing fee. The distributor may discontinue this voluntary waiver at any time.
(2)	The Funds’ distributor may from time to time temporarily waive all or a portion of the distribution fees or service fees on Class A shares of the Money Market Funds in order to maintain a Fund’s current annualized yield at or above 0.01% (1 basis point). If waived, the distribution and/or service fees may be reinstated at any time.

E.	Administrator and Transfer Agent

VP Distributors also served as the Trust’s Administrator. For the period ended December 31, 2012, the Funds incurred administration fees from the Trust totaling $5,157 which are included in the Statements of Operations. The Administrator may from time to time temporarily waive all or a portion of its administration fee for the Money Market Funds in order to maintain a Fund’s current annualized yield at or above 0.01% (1 basis point).

VP Distributors also served as the Trust’s Transfer Agent. For the period ended December 31, 2012, the Funds incurred transfer agent fees from the Trust totaling $7,342 which are included in the Statements of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust. The Transfer Agent may from time to time temporarily waive all or a portion of its transfer agent fees.

F.	Affiliated Shareholders

At December 31, 2012, Virtus and its affiliates, BMO Bankcorp (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates held shares of the Funds, which may be redeemed at any time, that aggregated the following:

	Shares	Aggregate Net Asset Value
Emerging Markets Opportunities Fund,
Class A	24,055	$241
Class C	5,899	58
Class I	332,481	3,428
High Yield Income Fund,
Class I	1,122	13
Low Duration Income Fund,
Class I	99,272	1,088
Tax-Exempt Bond Fund,
Class I	1,246,014	14,479

	Shares	Aggregate Net Asset Value
Insight Government Money Market Fund,
Class A	68,983,504	$68,984
Class I	1,069,965,771	1,069,966
Insight Money Market Fund,
Class A	232,142,690	232,143
Class I	95,642,648	95,643
Insight Tax-Exempt Money Market Fund,
Class A	77,573,263	77,573
Class I	51,933,687	51,934

Note 4—Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities for all Funds except the Money Market Funds (excluding U.S. Government and agency securities, forward currency contracts, and short-term securities) during the period ended December 31, 2012, were as follows:

	Purchases	Sales
Emerging Markets Opportunities Fund	$4,457,175	$1,179,270
High Yield Income Fund	22,625	16,817
Low Duration Income Fund(1)	61,375	42,768
Tax-Exempt Bond Fund	202,540	102,894

Purchases and sales of long term U.S. Government and agency securities for the Funds during the period ended December 31, 2012, were as follows:

Low Duration Income Fund(1)	$18,194	$23,695

(1)	Excludes security transactions distributed as a result of a redemption-in-kind.

VIRTUS INSIGHT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

Note 5—Capital Share Transactions

(Reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Emerging Markets Opportunities Fund				High Yield Income Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class I
Sale of shares	369,580	$3,564,404	194,275	$1,731,085	841	$9,160	739	$7,942
Reinvestment of distributions	4,030	38,832	2,722	23,929	343	3,754	302	3,237
Shares repurchased	(93,917)	(910,254)	(45,745)	(403,993)	(625)	(6,843)	(642)	(6,914)

Net Increase / (Decrease)	279,693	$2,692,982	151,252	$1,351,021	559	$6,071	399	$4,265

Class A
Sale of shares	88,712	$827,576	59,120	$511,399	94	$1,031	131	$1,394
Reinvestment of distributions	861	8,013	628	5,349	12	131	8	83
Shares repurchased	(24,925)	(231,118)	(28,895)	(246,976)	(128)	(1,405)	(145)	(1,567)

Net Increase / (Decrease)	64,648	$604,471	30,853	$269,772	(22)	$(243)	(6)	$(90)

Class C
Sale of shares	14,143	$130,356	5,413	$46,207	23	$256	22	$237
Reinvestment of distributions	82	768	56	471	2	24	1	13
Shares repurchased	(1,894)	(17,376)	(1,263)	(10,694)	(8)	(86)	(18)	(197)

Net Increase / (Decrease)	12,331	$113,748	4,206	$35,984	17	$194	5	$53

	Low Duration Income Fund				Tax-Exempt Bond Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class I
Sale of shares	1,699	$18,308	1,471	$15,546	9,666	$110,550	6,302	$68,667
Reinvestment of distributions	61	654	130	1,371	237	2,730	112	1,205
Shares redeemed in-kind (Note 14)	(3,151)	(33,811)	—	—	—	—	—	—
Plan of Reorganization (Note 9)	—	—	—	—	—	—	3,456	38,091
Shares repurchased	(2,103)	(22,538)	(1,195)	(12,610)	(4,446)	(51,245)	(5,928)	(63,998)

Net Increase / (Decrease)	(3,494)	$(37,387)	406	$4,307	5,457	$62,035	3,942	$43,965

Class A
Sale of shares	1,588	$17,212	1,130	$11,928	4,838	$55,635	5,365	$58,344
Reinvestment of distributions	33	360	26	275	237	2,727	218	2,323
Plan of Reorganization (Note 9)	—	—	—	—	—	—	2,745	30,264
Shares repurchased	(481)	(5,179)	(696)	(7,345)	(2,456)	(28,284)	(6,110)	(66,319)

Net Increase / (Decrease)	1,140	$12,393	460	$4,858	2,619	$30,078	2,218	$24,612

Class C
Sale of shares	1,198	$12,994	904	$9,543	1,226	$14,089	1,322	$14,441
Reinvestment of distributions	14	146	12	124	42	487	42	450
Plan of Reorganization (Note 9)	—	—	—	—	—	—	798	8,794
Shares repurchased	(680)	(7,357)	(384)	(4,050)	(426)	(4,887)	(1,297)	(14,116)

Net Increase / (Decrease)	532	$5,783	532	$5,617	842	$9,689	865	$9,569

VIRTUS INSIGHT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

	Insight Government Money Market Fund				Insight Money Market Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class I
Sale of shares	1,332,057	$1,332,057	2,305,836	$2,305,836	974,812	$974,812	2,184,153	$2,184,153
Reinvestment of distributions	8	8	1	1	30	30	152	152
Shares repurchased	(1,456,000)	(1,456,000)	(1,088,505)	(1,088,505)	(1,117,712)	(1,117,712)	(3,344,004)	(3,344,004)

Net Increase / (Decrease)	(123,935)	$(123,935)	1,217,332	$1,217,332	(142,870)	$(142,870)	(1,159,699)	$(1,159,699)

Class A
Sale of shares	241,240	$241,240	871,755	$871,755	1,778,443	$1,778,443	1,989,761	$1,989,761
Reinvestment of distributions	6	6	9	9	22	22	39	39
Shares repurchased	(230,576)	(230,576)	(955,491)	(955,491)	(1,814,895)	(1,814,895)	(2,047,021)	(2,047,021)

Net Increase / (Decrease)	10,670	$10,670	(83,727)	$(83,727)	(36,430)	$(36,430)	(57,221)	$(57,221)

	Insight Tax-Exempt Money Market Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT

Class I
Sale of shares	189,383	$189,383	235,582	$235,582
Reinvestment of distributions	— (1)	— (1)	— (1)	— (1)
Shares repurchased	(183,218)	(183,218)	(753,189)	(753,189)

Net Increase / (Decrease)	6,165	$6,165	(517,607)	$(517,607)

Class A
Sale of shares	201,110	$201,110	185,622	$185,622
Reinvestment of distributions	7	7	9	9
Shares repurchased	(215,447)	(215,447)	(205,442)	(205,442)

Net Increase / (Decrease)	(14,330)	$(14,330)	(19,811)	$(19,811)

(1) Amount less than 500.

Note 6—Derivative Transactions

($ reported in thousands)

The High Yield Income Fund invested in derivative instruments during the reporting period in the form of forward currency contracts. The primary type of risk associated with the forward currency contracts is associated with the conversion of foreign currency to U.S. dollars. The Fund may invest in forward currency contracts in an attempt to manage such risk and protect the U.S. dollar value of the portfolio. For additional information on the forward currency contracts in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2G.

The following is a summary of the location of derivatives on the Fund’s Statement of Assets and Liabilities as of December 31, 2012:

Statement of Assets and Liabilities			Statement of Operations
Liabilities:			Net realized gain (loss) on foreign currency transactions	$(42)
Net unrealized depreciation on forward currency contract	$—	(1)	Net change in unrealized appreciation (depreciation) on foreign currency translation	(9)

Net Asset (liability) balance	$—	(1)	Total net realized and unrealized gain (loss)	$(51)
(1)	Amount less than $500.

For the fiscal year ended December 31, 2012, the Fund’s average volume of derivative activities is as follows:

Forward Currency Contracts – Sold(2)
$(875)
(2)	Value at Settlement Date Receivable.

VIRTUS INSIGHT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

Note 7—10% Shareholders

As of December 31, 2012, certain Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
Emerging Markets Opportunities Fund	38%	2
High Yield Income Fund	87	2
Low Duration Income Fund	11	1

	% of Shares Outstanding	Number of Accounts
Insight Government Money Market	93%	2	*
Insight Money Market	78	4	*
Insight Tax-Exempt Money Market	86	3	*

*	Includes affiliated shareholder accounts.

Note 8—Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

Certain Funds may invest a high percentage of their assets in specific sectors or countries of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At December 31, 2012, the Fund listed below held securities issued by various companies in specific sectors or countries as detailed below:

Fund	Sector	Percentage of Total Investments
Emerging Markets Opportunities Fund	Consumer Staples	42%
Emerging Markets Opportunities Fund	Financials	25

Note 9—Plan of Reorganization

(All amounts except for the per share amounts are reported in thousands)

At the Board Meeting held on June 22, 2011, the Board, on behalf of Virtus Intermediate Tax-Exempt Bond Fund (“Intermediate Tax-Exempt Bond,” the “Merging Fund”) including the Disinterested Trustees, considered and approved The Agreement and Plan of Reorganization (the “Plan”) as set forth. In the reorganization, all of the assets of the Merging Fund were acquired by Virtus Tax-Exempt Bond Fund (“Tax-Exempt Bond”, the “Acquiring Fund”) in exchange for Class A, Class C and Class I shares of Tax-Exempt Bond Fund and the assumption of the liabilities of Merging Fund (the “Reorganization”). Class A, Class C and Class I shares of the Acquiring Fund were distributed to each shareholder in liquidation of Merging Fund. The purpose of the transaction was to eliminate the offering of overlapping Funds with similar investment objectives and similar investment strategies within the Trust, while simultaneously creating economies of scale for the surviving Fund that were intended to lower Fund expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merging Fund was carried forward to align ongoing reporting of the Acquiring Fund with respect to realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The acquisitions were accomplished by a tax-free exchange of shares on September 23, 2011.

Merging Fund	Shares Outstanding	Acquiring Fund	Shares Converted	Net Asset Value of Converted Shares
Intermediate Tax-Exempt Bond		Tax-Exempt Bond
Class I	3,393		3,456	$38,091
Class A	2,696		2,745	30,264
Class C	783		798	8,794

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merging Fund	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Assets
Intermediate Tax-Exempt Bond	$77,149	$2,619	Tax-Exempt Bond	$143,250

VIRTUS INSIGHT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

Assuming the acquisition had been completed on January 1, 2011, Tax-Exempt Bond’s results of operations for the year ended December 31, 2011, would have been as follows:

Net investment income (loss)	$8,020	(a)
Net gain (loss) on investments	12,491	(b)

Net increase (decrease) in assets from operations	$20,511

(a)	$5,926, as reported in the Statement of Operations, plus $2,094 Net Investment Income from Intermediate Tax-Exempt Bond pre-merger.
(b)	$9,731, as reported in the Statement of Operations, plus $2,760 Net Realized and Unrealized Gain (Loss) on Investments from Intermediate Tax-Exempt Bond pre-merger.

Because both Intermediate Tax-Exempt Bond and Tax-Exempt Bond sold and redeemed shares throughout the period, providing pro-forma information on a per-share basis is not feasible. Because the combined Funds have been managed as an integrated single Fund since the completion date it is also not feasible to separate the income/(losses) and gains/(losses) of the merged Intermediate Tax-Exempt Bond that have been included in the acquiring Tax-Exempt Bond’s Statement of Operations since September 23, 2011.

Note 10—Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are noted as such at the end of each Fund’s Schedule of Investments where applicable.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

At December 31, 2012, the Funds did not hold any illiquid and restricted securities.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

Note 11—Federal Income Tax Information

($ reported in thousands except as noted)

At December 31, 2012, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by each Fund were as follows:

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Emerging Markets Opportunities Fund	$5,954,095	$892,422	$(51,651)	$840,771
High Yield Income Fund	58,971	4,074	(277)	3,797
Low Duration Income Fund	76,103	1,743	(73)	1,670
Tax-Exempt Bond Fund	318,974	24,888	(851)	24,037
Insight Government Money Market Fund	1,298,821	—	—	—
Insight Money Market Fund	523,942	—	—	—
Insight Tax-Exempt Money Market Fund	171,238	—	—	—

Certain Funds have capital-loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring December 31
	2013	2014	2015	2016	2017	No Expiration		Total
High Yield Income Fund	$—	$840	$—	$7,285	$6,502	$—		$14,627
Low Duration Income Fund	774	823	1,171	—	1,169	392		4,329
Tax-Exempt Bond Fund	—	—	—	372	794	—		1,166
Insight Tax-Exempt Money Market Fund	—	—	—	—	2	—	(1)	2

(1)	amount less than $500.

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

VIRTUS INSIGHT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

For the period ended December 31, 2012, certain Funds utilized losses deferred in prior years against the current year capital gains as follows:

High Yield Income Fund	$463
Tax-Exempt Bond Fund	1,277

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2012, the Funds deferred and recognized qualified late year losses as follows:

	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Captial Loss Recognized
Emerging Markets Opportunities Fund	$—	$1,442	$42,322	$17,925
High Yield Income Fund	12	—	—	—
Low Duration Income Fund	—	—	—	118
Tax-Exempt Bond Fund	—	—	—	438

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the beginning of this note) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income
Emerging Markets Opportunities Fund	$5,833	$—	$—
High Yield Income Fund	57	—	—
Low Duration Income Fund	77	—	—
Tax-Exempt Bond Fund	—	—	18
Insight Tax-Exempt Money Market Fund	—	—	—	(1)

(1)	Amount is less than $500.

For the period ended December 31, 2012, certain Funds distributed exempt interest dividends as follows:

Tax-Exempt Bond Fund	$8,118
Insight Tax-Exempt Money Market Fund	17

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

		Ordinary Income	Long-Term Capital Gains	Total
Emerging Markets Opportunities Fund	2012	$34,995	$20,374	$55,369
	2011	15,079	18,205	33,284
High Yield Income Fund	2012	4,078	—	4,078
	2011	3,470	—	3,470
Low Duration Income Fund	2012	1,567	—	1,567
	2011	2,300	—	2,300
Tax-Exempt Bond Fund	2012	8,146	—	8,146
	2011	5,925	—	5,925
Insight Government Money Market Fund	2012	141	—	141
	2011	105	—	105
Insight Money Market Fund	2012	93	—	93
	2011	806	—	806
Insight Tax-Exempt Money Market Fund	2012	18	—	18
	2011	42	—	42

VIRTUS INSIGHT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

Note 12—Reclassification of Capital Accounts

($ reported in thousands except as noted)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of a Fund. As of December 31, 2012, each Fund recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest	Accumulated Net Realized Gain (Loss)		Undistributed Net Investment Income (Loss)
Emerging Markets Opportunities Fund	$2,356	$7,225		$(9,581)
High Yield Income Fund	—	(7)		7
Low Duration Income Fund	(5)	5		—
Insight Government Money Market Fund	(1)	1		—
Insight Money Market Fund	— (1)	—	(1)	—

(1)	Amount is less than $500.

Note 13—Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note 14—Redemption-In-Kind

(reported in thousands)

During the fiscal year ended December 31, 2012, the Low Duration Income Fund realized $(5) of net losses resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated undistributed net realized gains (loss) to Capital paid in on shares of beneficial interest.

Note 15—Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Note 16—Subsequent Event Evaluation

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following subsequent events require disclosure in the financial statements.

Effective January 1, 2013, with the approval of the Board, VP Distributors LLC, the Funds’ former Administrator and Transfer Agent, assigned its rights and obligations under the Administration Agreements and Transfer Agency and Service Agreement to Virtus Fund Services, LLC.

Effective February 1, 2013, Virtus Emerging Markets Opportunities Fund is no longer available for purchase by new investors. The Fund continues to be available for purchase by existing investors and in certain limited circumstances; however, the Fund reserves the right to refuse any order in its discretion. (See prospectus supplement on page 76 for additional information.)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Virtus Insight Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Emerging Markets Opportunities Fund, Virtus High Yield Income Fund, Virtus Low Duration Income Fund, Virtus Tax-Exempt Bond Fund, Virtus Insight Government Money Market Fund, Virtus Insight Money Market Fund and Virtus Tax-Exempt Money Market Fund (the “Funds”) constituting Virtus Insight Trust, hereafter referred to as the “Trust”, at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

February 22, 2013

VIRTUS INSIGHT TRUST

TAX INFORMATION NOTICE (UNAUDITED)

DECEMBER 31, 2012

($ reported in thousands)

For the fiscal year ended December 31, 2012, certain Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or maximum amount allowable of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders and the percentage of ordinary income dividends earned by the Funds which qualify for the dividends received deduction (“DRD”) for corporate shareholders. The amounts (reported in thousands) the Funds designated as long-term capital gains dividends (“LTCG”) or if subsequently different. The actual percentages for the calendar year will be designated in year-end tax statement.

Fund	QDI	DRD	LTCG
Emerging Markets Opportunities Fund	100%	0%	$19,100
High Yield Income Fund	—	—	—
Low Duration Income Fund	—	—	—
Tax-Exempt Bond Fund	—	—	—
Insight Government Money Market Fund	—	—	—
Insight Money Market Fund	—	—	—
Insight Tax-Exempt Money Market Fund	—	—	—

For federal income tax purposes, the following percentages of income dividends paid qualify as exempt-interest dividends.

Tax-Exempt Bond Fund	100%
Insight Tax-Exempt Money Market Fund	100

For the period ended December 31, 2012, the Emerging Markets Opportunities Fund recognized $110,523 of foreign source income on which the Fund paid foreign taxes of $4,628. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES

(Unaudited)

The Board of Trustees (the “Board”) of Virtus Insight Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each sub-advisory agreement (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”)(together with the Advisory Agreement, the “Agreements”) with respect to the funds (individually and collectively, the “Funds”) of the Trust. At an in-person meeting held on November 15, 2012, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each subadviser (each, a “Subadviser” and collectively, the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund they manage. The Board noted the affiliation of certain of the Subadvisers with VIA and any potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Funds by VIA and each of the Subadvisers; (2) the performance of the Funds as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing each Fund’s advisory and subadvisory fees, and comparisons of the Funds’ advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the applicable Subadviser’s relationship with the Trust); (6) the anticipated effect of growth in size on each Fund’s performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services. The Trustees received in advance of the meeting information in the form of questionnaires completed by VIA and each Subadviser, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Funds are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Fund’s portfolio. Under this structure, VIA is responsible for the management of the Funds’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Funds’ subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Funds’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Funds; (e) VIA’s supervision of the Funds’ other service providers; and (f) VIA’s risk management processes. It was noted that affiliates of VIA serve as administrator and distributor to the Funds. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the respective Funds’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadvisers’ management of the Funds is subject to the oversight of the Board and must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Funds’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Funds; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Fund.

Investment Performance. The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Funds prepared by Lipper Inc. (“Lipper”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented each Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Lipper. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Board evaluated each Fund’s performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Funds’ performance results and portfolio composition, as well as each Subadviser’s investment strategy. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to a Fund. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Funds. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Fund.

The Board considered, among other performance data, the information set forth below with respect to the performance of each Fund for the periods ended September 30, 2012.

Virtus Core Equity Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5-year periods and outperformed its benchmark for the 10-year period.

Virtus Emerging Markets Opportunities Fund. The Board noted that the Fund outperformed the median of its Performance Universe and its benchmark for the 1-, 3-, 5- and 10-year periods.

Virtus High Yield Income Fund. The Board noted that the Fund underperformed the median of its Performance Universe and benchmark for the 1-, 3-, 5- and 10-year periods. The Board noted that the subadviser had been managing the Fund for a limited period of time during which the market favored managers willing to take on lower rated high yield securities.

Virtus Low Duration Income Fund (formerly Virtus Short/Intermediate Bond Fund). The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 5-, and 10-year periods and outperformed its benchmark for the 1- and 3-year periods.

Virtus Tax-Exempt Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 3-, 5-, and 10-year periods and underperformed the median of its Performance Universe for the 1-year period. The Board also noted that the Fund outperformed its benchmark for the 1-, 3-, 5-, and 10-year periods.

Virtus Value Equity Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5-, and 10-year periods. The Board also noted that the Fund outperformed its benchmark for the 5- year period and underperformed its benchmark for the 1-, 3- and 10-year periods.

Virtus Insight Government Money Market Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 3-, 5-, and 10-year periods and performed the same as its Performance Universe for the 1-year period. The Board also noted that the Fund outperformed its benchmark for the 5-, and 10-year periods and performed the same as its benchmark for the 1- and 3-year periods.

Virtus Insight Money Market Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 3-, 5-, and 10-year periods and performed the same as its Performance Universe for the 1-year period. The Board also noted that the Fund underperformed its benchmark for the 1- 3-, 5- and 10-year periods and outperformed its benchmark for the 10-year period.

Virtus Insight Tax-Exempt Money Market Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 3-, 5-, and 10-year periods and performed the same as its Performance Universe for the 1-year period. The Board also noted that the Fund underperformed its benchmark for the 1-, and 3-year periods and outperformed its benchmark for the 10-year period and performed the same as its benchmark for the 5-year period.

After reviewing these and related factors, the Board concluded that each Fund’s overall performance was satisfactory, or where noted above, action was being taken to address performance.

Management Fees and Total Expenses. The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that certain of the Funds had fee waivers and/or expense caps in place to limit the total expenses incurred by those Funds and their shareholders. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of each of the Funds and the impact on expenses. The Subadvisers provided, and the Board considered, expense information of comparable accounts managed by the Subadvisers, as applicable.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

Virtus Core Equity Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and net total expenses were below the median of the Expense Group.

Virtus Emerging Markets Opportunities Fund. The Board considered that the Fund’s net management fee and net total expenses were below the median of the Expense Group.

Virtus High Yield Income Fund. The Board considered that the Fund’s net management fee and net total expenses were below the median of the Expense Group.

Virtus Low Duration Income Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and net total expenses after waivers were below the median of the Expense Group. The Board took into account management’s discussion of the Fund’s expenses, including the type of fund.

Virtus Tax-Exempt Bond Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Value Equity Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and net total expenses were below the median of the Expense Group. The Board took into account management’s discussion of the Fund’s expenses.

Virtus Insight Government Money Market Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and net total expenses after waivers were the same as the median of the Expense Group.

Virtus Insight Money Market Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and net total expenses were above the median of the Expense Group.

Virtus Insight Tax-Exempt Money Market Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

The Board concluded that the advisory and subadvisory fees for each Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability. The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a Fund-by-Fund basis, of VIA for its management of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution and administrative services provided to the Funds by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the applicable Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationship with the Funds. The Board reviewed the methodology used to allocate costs to each Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from each Fund was reasonable in light of the quality of the services rendered to the Funds by VIA and its affiliates.

In considering the profitability to the Subadvisers in connection with their relationship to the Funds, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because such Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA. In addition, with respect to Vontobel Asset Management, Inc., BMO Asset Management Corp. (formerly Harris Investment Management, Inc.) and Monegy, Inc. (formerly HIM Monegy, Inc.), the unaffiliated Subadvisers, the Board relied on the ability of VIA to negotiate those Subadvisory Agreements and the fees thereunder at arm’s length. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationship with the Funds was not a material factor in approval of the Subadvisory Agreements.

Economies of Scale. The Board received and discussed information concerning whether VIA realizes economies of scale as the Funds’ assets grow. The Board noted that the management fees for several of the Funds included breakpoints based on assets under management, and that fee waivers and/or expense caps were also in place for certain Funds. The Board also took into account management’s discussion of the Funds’ management fee and sub-advisory fee structure, including with respect to the Funds that do not currently have breakpoints. The Board also took into account the current size of the Funds. The Board concluded that no changes to the advisory fee structure of the Funds were necessary at this time. The Board noted that VIA and the Funds may realize certain economies of scale if the assets of the Funds were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Funds managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Funds was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Factors. The Board considered other benefits that may be realized by VIA and each Subadviser and their respective affiliates from their relationships with the applicable Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Funds to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

growth, including economies of scale. The Board noted that an affiliate of VIA also provides administrative services to the Trust. The Board noted management’s discussion of the fact that, while certain of the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Funds, other than the fee to be earned under the Subadvisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, comprised wholly of Independent Trustees, determined that approval of each Agreement was in the best interests of each of the applicable Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to each Fund.

FUND MANAGEMENT TABLES

(Unaudited)

Information pertaining to the Trustees and officers of the Trust as of December 31, 2012, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Elected: 2006 48 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Advantage Funds (149 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company).
Philip R. McLoughlin Chairman YOB: 1946 Elected: 2006 63 Funds	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), DTF Tax-Free Income Fund, Inc. and Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Chairman and Trustee (since 2011),Virtus Global Multi-Sector Fixed Income Fund and Virtus Total Return Fund; and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Geraldine M. McNamara YOB: 1951 Elected: 2006 52 Funds	Retired. Director (since 2003), DTF Tax-Free Income Fund, Inc.; Director (since 2003), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011) Duff & Phelps Global Utility Income Fund Inc.
James M. Oates YOB: 1946 Elected: 2006 48 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Variable Insurance Trust and John Hancock Funds II (collectively, 210 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services).
Richard E. Segerson YOB: 1948 Elected: 2006 48 Funds	Managing Director (since 1998), Northway Management Company.
Ferdinand L.J. Verdonck YOB: 1942 Elected: 2006 48 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.

FUND MANAGEMENT TABLES (Continued)

(Unaudited)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006 61 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); President (since 2010) and Trustee (since 2012), Virtus Variable Insurance Trust; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; and Chairman, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.

*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President, Legal (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2012), Vice President, Chief Legal Officer, Counsel and Secretary (to 2012), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.
Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund.

VIRTUS INSIGHT TRUST

RESULTS OF SHAREHOLDER MEETING

OCTOBER 16, 2012

(Unaudited)

On October 16, 2012, shareholders of Virtus Core Equity Fund voted to approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Virtus Core Equity Fund, a series of Insight Trust, by Virtus Growth & Income Fund, a series of Virtus Equity Trust, in exchange for shares of Virtus Growth & Income Fund and the assumption by Virtus Growth & Income Fund of the liabilities of Virtus Core Equity Fund.

Number	of Eligible Shares Voted:

For	Against	Abstain
1,188,248.74	76,862.731	28,634.792

VIRTUS INSIGHT TRUST

RESULTS OF SHAREHOLDER MEETING

OCTOBER 17, 2012

(Unaudited)

On October 17, 2012, shareholders of Virtus Value Equity Fund voted to approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Virtus Value Equity Fund (“Value Equity”), a series of Virtus Insight Trust, by Virtus Quality Large-Cap Value Fund (“Quality Large-Cap Value”), a series of Virtus Equity Trust, in exchange for shares of Quality Large-Cap Value and the assumption by Quality Large-Cap Value of the liabilities of Value Equity.

Number	of Eligible Shares Voted:

For	Against	Abstain
1,764,823.172	543,172.701	4,862.900

VIRTUS LOW DURATION INCOME FUND,

A SERIES OF VIRTUS INSIGHT TRUST

Supplement dated October 9, 2012 to the Summary Prospectus and Statutory Prospectus dated May 1, 2012, as supplemented

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED OCTOBER 5, 2012 TO THE ABOVE-REFERENCED PROSPECTUSES. THIS SUPPLEMENT CORRECTS THE FUND NAME APPEARING IN THE TABLE BELOW.

IMPORTANT NOTICE TO INVESTORS

Effective October 3, 2012, Christopher J. Kelleher, CFA, CPA has been added as a portfolio manager of the fund.

Accordingly, the following disclosure hereby is hereby added to the current disclosure under “Portfolio Managers” in the fund’s summary prospectus and in the summary section of the statutory prospectus (as previously supplemented):

¢	Christopher J. Kelleher, CFA, CPA, Managing Director and Senior Portfolio Manager at Newfleet. Mr. Kelleher has served as a Portfolio Manager of the fund since October 2012.

The table under “Newfleet” in the section “The Subadvisers” (as previously supplemented) is hereby replaced with the following:

Virtus Low Duration Income Fund	David L. Albrycht, CFA (since May 2012) Benjamin Caron, CFA (since May 2012) Christopher J. Kelleher, CFA, CPA (since October 2012)

The narrative under the table (as supplemented) is amended by adding the following:

Christopher J. Kelleher, CFA, CPA. Mr. Kelleher is Managing Director and Senior Portfolio Manager (since January 2012) at Newfleet. Prior to joining Newfleet, Mr. Kelleher was retired for two years from Goodwin, where he was Managing Director and Senior Portfolio Manager (1997 to January 2010). Previously, he was an investment officer with Phoenix Life Insurance Company (1983 to 1997), formerly an affiliate of Goodwin and VIA. Mr. Kelleher also is co-portfolio manager for Virtus Balanced Fund and Virtus Bond Fund. He has more than 25 years of investment experience in all bond market sectors, including both publicly traded and private placements.

Investors should retain this supplement with the Summary Prospectus and the Statutory Prospectus for future reference.

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND,

A SERIES OF VIRTUS INSIGHT TRUST

Supplement dated February 12, 2013 to the Prospectus and Statement of Additional Information dated May 1, 2012, as supplemented

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED DECEMBER 28, 2012 TO THE ABOVE-REFERENCED PROSPECTUS. THIS SUPPLEMENT CLARIFIES CERTAIN OF THE CONDITIONS UNDER WHICH NEW AND ADDITIONAL PURCHASES INTO THE FUND MAY BE MADE.

IMPORTANT NOTICE TO INVESTORS

The following subsection is hereby added under the heading ‘How to Buy Shares’ in the fund’s Prospectus and Statement of Additional Information.

Important Information about the Virtus Emerging Markets Opportunities Fund

Effective on February 1, 2013, the Virtus Emerging Markets Opportunities Fund is no longer available for purchase by new investors. The fund continues to be available for purchase by existing investors; however, the fund reserves the right to refuse any order that may disrupt the efficient management of the fund. Only the following investors may make purchases in the fund after the closing date:

•	Current shareholders of the fund, whether they hold their shares directly or through a financial intermediary, may continue to add to their accounts through the purchase of additional shares and through the reinvestment of dividends and capital gains. Financial intermediaries may continue to purchase shares on behalf of existing shareholders only.

•	Exchanges into the fund may only be made by shareholders with an existing account in the fund.

•	An investor who has previously entered into a letter of intent with the distributor prior to the closing date may fulfill the obligation.

•	Trustees of the fund, trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus, its affiliates and Vontobel Asset Management, and their family members, may continue to open new accounts.

•	New and additional investments may be made through discretionary platform models within mutual fund advisory (WRAP) programs and other fee based programs established with the Distributor prior to February 1, 2013.

•	The fund will also remain open to Defined Contribution and Defined Benefit retirement plans and will continue to accept payroll contributions and other types of purchase transactions into the fund from both existing and new participants and existing and new plans.

Notwithstanding the above exceptions, the fund does intend to discontinue new and subsequent sales through any financial intermediary at its discretion.

The fund and the Distributor reserve the right to modify these policies at anytime, including on a case-by-case basis.

Investors should retain this supplement with the Prospectus and

Statement of Additional Information for future reference.

VIRTUS INSIGHT TRUST

101 Munson Street

Greenfield, MA 01301

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Senior Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl St.

Hartford, CT 06103-4506

Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLC

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Telephone Orders 1-800-367-5877

Text Telephone 1-800-243-1926

Web site Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874

Providence, RI 02940-8074

For more information about Virtus mutual funds, please call your financial representative, or contact us at 1-800-243-1574 or Virtus.com.

02-13
8004

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that James M. Oates and Richard E. Segerson each possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of Mr. Oates and Mr. Segerson is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $227,645 for 2012 and $266,704 for 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $43,251 for 2012 and $20,874 for 2011. Such audit-related fees include the review of the semi-annual financial statements, out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $34,640 for 2012 and $40,940 for 2011.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Insight Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. James M. Oates, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $418,361 for 2012 and $327,554 for 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Insight Trust

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 03/08/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 03/08/2013

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer
(principal financial officer)

Date 03/08/2013

* Print the name and title of each signing officer under his or her signature.